UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. __)

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Filed by a Party other than the Registrant ☐

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☒ Preliminary Proxy Statement

☐  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐  Definitive Proxy Statement

☐  Definitive Additional Materials

☐  Soliciting Material Pursuant to §240.14a-12

Steven Madden, Ltd.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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PRELIMINARY COPY – SUBJECT TO COMPLETION

STEVEN MADDEN, LTD.

52-16 Barnett Avenue

Long Island City, New York 11104

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 24, 2019

TO THE STOCKHOLDERS:

The Annual Meeting of Stockholders (the “Annual Meeting”) of Steven Madden, Ltd. (the “Company”) will be held on Friday, May 24, 2019, at the Company’s showroom located at 1370 Avenue of the Americas, 14th Floor, New York, New York at 10:00 a.m, local time, for the purposes stated below:

1.	to elect nine (9) directors to the Board of Directors of the Company;
2.	to approve an amendment to the Company’s Certificate of Incorporation to increase the total number of authorized shares of the Company’s common stock, $0.0001 par value, from 135,000,000 shares to 245,000,000 shares;
3.	to approve the Steven Madden, Ltd. 2019 Incentive Compensation Plan;
4.	to ratify the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019;
5.	to approve, on a non-binding advisory basis, the compensation of certain executive officers as disclosed in the accompanying proxy statement;
6.	to consider and vote upon a stockholder proposal, if properly presented at the Annual Meeting, requesting that the Company prepare a human rights risk assessment report and make it available on our website no later than December 31, 2019; and
7.	to transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

Only those stockholders of record at the close of business on March 29, 2019, the record date for the Annual Meeting, are entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. Stockholders of record at the close of business on March 29, 2019 will be admitted to the Annual Meeting upon presentation of valid, government-issued photo identification, such as a driver’s license. Stockholders who own shares of the Company’s common stock beneficially through a bank, broker or other nominee will be admitted to the Annual Meeting upon presentation of valid, government-issued photo identification and proof of ownership or a valid proxy signed by the record holder. A recent brokerage statement or a letter from a bank or broker are examples of proof of ownership. If you own shares of the Company’s common stock beneficially and want to vote in person at the Annual Meeting, you should contact your broker or applicable agent in whose name the shares are registered to obtain a broker’s proxy and bring it to the Annual Meeting in order to vote.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 24, 2019: THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT, ANNUAL REPORT, ELECTRONIC PROXY CARD AND ANY OTHER MATERIALS CONCERNING THE ANNUAL MEETING, TOGETHER WITH ANY AMENDMENTS TO ANY OF THESE MATERIALS, ARE AVAILABLE ON THE INTERNET AT WWW.PROXYVOTE.COM.

BY ORDER OF THE BOARD OF DIRECTORS
April [__], 2019
Long Island City, New York
Arvind Dharia
Secretary

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, PLEASE MARK, DATE AND SIGN THE ACCOMPANYING FORM OF PROXY AND MAIL IT PROMPTLY IN THE ENVELOPE PROVIDED TO: VOTE PROCESSING, C/O BROADRIDGE, 51 MERCEDES WAY, EDGEWOOD, NEW YORK 11717. ALTERNATIVELY, YOU MAY VOTE YOUR SHARES BY TELEPHONE OR THROUGH THE INTERNET AS DESCRIBED ON THE ACCOMPANYING PROXY CARD.

TABLE OF CONTENTS

GENERAL INFORMATION		2

Notice of Internet Availability of Proxy Materials		3

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING		3

PROPOSAL ONE: ELECTION OF DIRECTORS		7

Stockholder Nominations for Board Membership		7
Nominees for Election to the Board of Directors		8

CORPORATE GOVERNANCE		14
The Board of Directors		14
Director Independence		14
Director Attendance at Meetings		14
Director Election (Majority Voting) Policy		14
Committees of the Board		15
Board Leadership Structure, Risk Oversight, Executive Sessions of Non-Employee Directors, and Communications Between Stockholders and the Board		18
Codes of Business Conduct and Ethics		19
Corporate Governance Guidelines		19
Stock Ownership Guidelines		20
Prohibition on Hedging and Pledging of Our Common Stock		20
Corporate Social Responsibility Policy		20
Certain Relationships and Related Party Transactions		20
Review, Approval or Ratification of Transactions with Related Persons		22

COMPENSATION OF DIRECTORS IN THE 2018 FISCAL YEAR		23

STOCK OWNERSHIP		24
Security Ownership of Certain Beneficial Owners		24
Security Ownership of Directors and Executive Officers		25
Section 16(a) Beneficial Ownership Reporting Compliance		26

EXECUTIVE COMPENSATION		26
Compensation Discussion and Analysis		26
Compensation Committee Interlocks and Insider Participation		36
Executive Officers		37

SUMMARY COMPENSATION TABLE		37
Employment Arrangements		39

GRANTS OF PLAN-BASED AWARDS IN THE 2018 FISCAL YEAR		44

OUTSTANDING EQUITY AWARDS AT END OF THE 2018 FISCAL YEAR		46

OPTION EXERCISES AND STOCK VESTED IN THE 2018 Fiscal Year		48

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS		48

EQUITY COMPENSATION PLAN INFORMATION		48

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE-IN-CONTROL		50

COMPENSATION COMMITTEE REPORT		51

PROPOSAL TWO:	APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION OF STEVEN MADDEN, LTD	52

PROPOSAL THREE:	APPROVAL OF THE ADOPTION OF STEVEN MADDEN, LTD. 2019 INCENTIVE COMPENSATION PLAN	55

PROPOSAL FOUR:	RATIFICATION OF THE APPOINTMENT OF EISNERAMPER LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2019	62

AUDIT COMMITTEE REPORT		64

PROPOSAL FIVE: NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION		65

PROPOSAL SIX: STOCKHOLDER PROPOSAL REGARDING HUMAN RIGHTS RISK ASSESSMENT REPORT		67
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PRELIMINARY COPY – SUBJECT TO COMPLETION

STEVEN MADDEN, LTD.

52-16 Barnett Avenue

Long Island City, New York 11104

PROXY STATEMENT

GENERAL INFORMATION

The Board of Directors of Steven Madden, Ltd. requests your proxy in connection with the Annual Meeting of Stockholders (the “Annual Meeting”) of Steven Madden, Ltd. (the “Company”, “we” or “us”). The Annual Meeting will be held at the Company’s showroom located at 1370 Avenue of the Americas, 14th Floor, New York, New York on Friday, May 24, 2019 at 10:00 a.m., local time. Proxies also may be voted at any adjournments or postponements of the Annual Meeting.

On or about April [__], 2019 a notice containing instructions on how to access this Proxy Statement, the accompanying proxy card and related materials online is being mailed to holders of record of common stock, $0.0001 par value, of the Company (the “Common Stock”) at the close of business on March 29, 2019 (the “Record Date”). The Company’s Annual Report for the fiscal year ended December 31, 2018 (the “2018 Fiscal Year”), including audited financial statements, is included in the materials that are accessible online. This Proxy Statement contains information about the Annual Meeting as well as information regarding the voting process, director elections, our corporate governance programs and executive and director compensation, among other things. We recommend that you read all of these materials.

The Annual Meeting has been called to consider and take action on the following proposals:

•	to elect nine (9) directors to the Board of Directors of the Company to serve until the next annual meeting of the Company’s stockholders;
•	to approve an amendment to the Company’s Certificate of Incorporation to increase the total number of authorized shares of the Company’s common stock, $0.0001 par value, from 135,000,000 shares to 245,000,000 shares;
•	to approve the Steven Madden, Ltd. 2019 Incentive Compensation Plan;
•	to ratify the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019;
•	to approve, on a non-binding advisory basis, the compensation of certain executive officers as disclosed in this Proxy Statement;
•	to consider and vote upon a stockholder proposal, if properly presented at the Annual Meeting, requesting that the Company prepare a human rights risk assessment report and make it available on our website no later than December 31, 2019; and
•	to transact such other business as may properly come before the Annual Meeting and any adjournments thereof.

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The Board of Directors knows of no other matters to be presented for action at the Annual Meeting. However, if any other matters properly come before the Annual Meeting, the persons named in the proxy will vote on such other matters and/or for other nominees for director in accordance with their best judgment. The Company’s Board of Directors recommends that the stockholders vote “FOR” each of Proposals One, Two, Three, Four and Five and “AGAINST” Proposal Six. Only holders of record of Common Stock of the Company at the close of business on the Record Date will be entitled to vote at the Annual Meeting.

The Company is incorporated in the State of Delaware. The principal executive offices of the Company are located at 52-16 Barnett Avenue, Long Island City, New York 11104 and the telephone number of the Company is (718) 446-1800.

Notice of Internet Availability of Proxy Materials

We continue to take advantage of the Securities and Exchange Commission (the “SEC”) “e-proxy” rules allowing us to furnish proxy materials through the Internet for the benefit and convenience of our stockholders. By using the e-proxy rules, we can expedite the receipt by stockholders of proxy materials while lowering the costs and reducing the environmental impact associated with our Annual Meeting. On or about April [__], 2019, we will furnish a Notice of Internet Availability of Proxy Materials (the “Availability Notice”) to most of our stockholders containing instructions on how to access the proxy materials and to vote online. In addition, instructions on how to request a printed copy of these materials will be found on the Availability Notice. If you received an Availability Notice by mail, you will not receive a paper copy of the proxy materials unless you request such materials by following the instructions contained in the Availability Notice.

For more information on voting your Common Stock, please refer to the following “Questions and Answers” section.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

1.	What is included in the proxy materials? What is a proxy statement and what is a proxy?

The proxy materials for our Annual Meeting include the Notice of Annual Meeting, this Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2018. If you received a paper copy of these materials, the proxy materials also include a proxy card or voting instruction form.

A proxy is the delegation of your right to vote the Common Stock you own to another person, who is called your proxy. When you designate someone as your proxy in a written document, that document is called a proxy or a proxy card. SEC regulations require that we furnish a proxy statement to you when we ask you to sign a proxy designating individuals to vote your shares of Common Stock on your behalf. We have designated our officers Edward R. Rosenfeld and Arvind Dharia as proxies for the Annual Meeting.

2.	Who may vote at the Annual Meeting?

Only stockholders of record are entitled to vote at the Annual Meeting. A stockholder of record is a stockholder of the Company as of the close of business on the Record Date. On the Record Date, there were [________] shares of our Common Stock outstanding (excluding treasury shares) held by approximately [__] registered holders of record and [__] beneficial owners.

3.	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

If your shares are registered directly in your name with the Company’s registrar and transfer agent, American Stock Transfer & Trust Company, you are a “stockholder of record” with respect to those shares and, in such case, this Proxy Statement and the accompanying proxy materials have been provided directly to you by the Company. If your shares are held in a stock brokerage account or by a bank or nominee, your shares are held in “street name” and you are considered the “beneficial owner” of those shares and, in such case, this Proxy Statement and the accompanying proxy materials have been provided to you by your broker, bank or other stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or other stockholder of record how to vote your shares held in “street name.”

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4.	What is considered a quorum to conduct the Annual Meeting?

The presence, in person or by proxy, of the holders of a majority of the shares eligible to vote is necessary to constitute a quorum for the purpose of transacting business at the Annual Meeting. Under Delaware law (under which the Company is incorporated), abstentions and broker non-votes (meaning proxies from brokers, banks or nominees indicating that such persons have not received instructions on how to vote from the beneficial owner or other persons eligible to vote shares as to matters with respect to which the brokers, banks or nominees do not have discretionary power to vote) are counted as present for purposes of determining the presence or absence of a quorum for the transaction of business. If a quorum is not present, the Annual Meeting may be adjourned until a quorum is obtained.

5.	What is a “broker non-vote”?

As discussed in the response to question 3, if your shares are held in “street name” by a broker, bank or other nominee, your broker, bank or other nominee is the record holder; however, the broker, bank or other nominee is required to vote the shares in accordance with your instructions. If you do not give instructions to your broker, bank or other nominee, as the case may be, the broker, bank or other nominee may, if permitted by the organizations of which it is a member, exercise discretionary voting power to vote your shares. A “broker non-vote” occurs when a broker, bank or other nominee of record holding shares for a beneficial owner has not received voting instructions from the beneficial owner and either chooses not to vote the shares on a particular proposal as to which the holder has discretionary voting power or does not vote on a particular proposal because that holder does not have discretionary voting power for that particular item. Broker non-votes are considered present in determining whether a quorum is present.

If you hold your shares in “street name,” we strongly encourage you to provide instructions regarding the voting of your shares as your broker, bank or other nominee cannot vote your shares with respect to certain of the proposals being presented at the Annual Meeting without voting instructions from you.

6.	How many votes do I have? What shares are included on the proxy card?

For each share of Common Stock that you own on the Record Date you are entitled to one vote on each matter presented at the Annual Meeting.

If you are a record holder, you will receive an Availability Notice or proxy card for all of the shares of Common Stock you hold in certificate form, in book-entry form and in any Company benefit plan. If you are a beneficial owner, you will receive information containing voting instructions from the broker, bank or other nominee through which you own your shares of Common Stock.

7.	How many votes are required to approve each proposal and what is the effect of abstentions and broker non-votes?

Proposal One (Election of Directors): Under Delaware law, directors are elected by the affirmative vote of a plurality of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote. This means that the director nominees who receive the greatest number of affirmative votes cast are elected as directors, subject to our Director Election (Majority Voting) Policy discussed in Proposal One below.

Proposal Two (Amendment of Certificate of Incorporation to Increase Authorized Shares): The affirmative vote of a majority of the shares of Common Stock outstanding and entitled to vote at the Annual Meeting is required to approve the proposal to amend the Company’s Certificate of Incorporation to increase the total number of shares of Common Stock that the Company is authorized to issue.

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Proposal Three (Adoption of 2019 Incentive Compensation Plan): The affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote is required to approve the adoption of the Steven Madden, Ltd. 2019 Incentive Compensation Plan.

Proposal Four (Ratification of Appointment of EisnerAmper LLP): The affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote is required to approve the ratification of the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

Proposal Five (Non-Binding Advisory Vote on Executive Compensation): The affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote is required to approve, on a non-binding advisory basis, the compensation of the Company’s Named Executive Officers as described in this Proxy Statement.

Proposal Six (Stockholder Proposal Regarding Human Rights Risk Assessment Report): The affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote is required to approve the stockholder proposal.

Other Matters: If any other matters are presented at the Annual Meeting, they must receive the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote in order to be approved.

Abstentions will have no effect on the election of directors, but will be treated as present and entitled to vote on the remaining proposals and, therefore, abstentions will have the effect of votes “AGAINST” such proposals.

If you do not provide your broker, bank or other nominee with instructions on how to vote your shares held in “street name”, your broker, bank or other nominee will not be permitted to vote your shares on non-routine matters, and your shares will not affect the outcome of proposals concerning non-routine matters. Proposal Four is considered a routine matter under applicable rules. Proposals One, Two, Three, Five and Six are considered “non-routine” matters, which means that your broker or other nominee does not have discretion to vote your shares with respect to these proposals without voting instructions from you. If you hold your shares in “street name,” we strongly encourage you to provide instructions regarding the voting of your shares to your broker, bank or other nominee.

8.	How can I vote my shares?

Your vote is important. Your shares can be voted at the Annual Meeting only if you are present in person or represented by proxy. Even if you plan to attend the Annual Meeting, we urge you to authorize your proxy in advance. You may vote your shares by authorizing a proxy over the Internet or by telephone. In addition, if you received a paper copy of the proxy materials by mail, you can also submit a proxy by mail by following the instructions on the proxy card. Voting your shares by authorizing a proxy over the Internet, by telephone or by written proxy card will ensure your representation at the Annual Meeting regardless of whether you attend in person.

If you are the record holder of your shares, please authorize your proxy electronically by going to the http://www.proxyvote.com website or by calling the toll-free number listed below and on the proxy card. Please have your Proxy Statement or proxy card in hand when going online or calling. If you authorize your proxy via the Internet or by phone you do not need to return your proxy card. If you choose to authorize your proxy by mail, simply mark your proxy card and then date, sign and return it in the postage-paid envelope provided.

VOTE BY INTERNET http://www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information.	VOTE BY PHONE 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions.

VOTE BY MAIL

Vote Processing, c/o Broadridge
51 Mercedes Way
Edgewood, New York 11717

If you receive paper proxy materials, mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to the address shown above.

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If you hold your shares beneficially in “street name” through a broker or nominee you may be able to authorize your proxy by telephone or the Internet as well as by mail, but you will need to obtain and follow instructions from your broker or nominee to vote these shares.

9.	May I revoke my proxy for the Annual Meeting once I have given it?

You may revoke your proxy at any time before it is voted at the Annual Meeting by:

•	properly executing and delivering a later dated proxy (including a telephone or Internet proxy authorization);
•	voting by ballot at the Annual Meeting; or
•	sending a written notice of revocation to the Secretary of the Company at Steven Madden, Ltd., 52-16 Barnett Avenue, Long Island City, New York 11104.
10.	How does the Board of Directors recommend that I vote my shares?

The Board of Directors of the Company recommends that you vote:

•	“FOR” the election of each of the nine (9) director nominees;
•	“FOR” the approval of an amendment to the Company’s Certificate of Incorporation that increases the total number of shares of Common Stock authorized for issuance;
•	“FOR” the adoption of the Steven Madden, Ltd. 2019 Incentive Compensation Plan;
•	“FOR” the ratification of the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019;
•	“FOR” the approval, on a non-binding advisory basis, of the executive compensation of the Company’s Named Executive Officers, as disclosed in this Proxy Statement; and
•	“AGAINST” the stockholder proposal regarding a human rights risk assessment report.

ALL PROXIES RECEIVED WILL BE VOTED IN ACCORDANCE WITH THE CHOICES SPECIFIED ON SUCH PROXIES. PROXIES WILL BE VOTED IN FAVOR OF PROPOSALS ONE, TWO, THREE, FOUR AND FIVE IF NO CONTRARY SPECIFICATION IS MADE. PROXIES WILL BE VOTED AGAINST PROPOSAL SIX IF NO CONTRARY SPECIFICATION IS MADE. ALL VALID PROXIES OBTAINED WILL BE VOTED AT THE DISCRETION OF THE PERSONS NAMED IN THE PROXY WITH RESPECT TO ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. AS NOTED ABOVE, IF YOU HOLD YOUR SHARES BENEFICIALLY THROUGH A BROKER, BANK OR OTHER NOMINEE AND FAIL TO PROVIDE SPECIFIC VOTING INSTRUCTIONS TO THAT BROKER, BANK OR OTHER NOMINEE, YOUR SHARES WILL NOT BE VOTED IN THE ELECTION OF DIRECTORS, THE APPROVAL OF THE AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION, THE APPROVAL OF THE ADOPTION OF THE 2019 INCENTIVE COMPENSATION PLAN, THE ADVISORY VOTE ON EXECUTIVE COMPENSATION OR THE APPROVAL OF THE STOCKHOLDER PROPOSAL REGARDING A HUMAN RIGHTS RISK ASSESSMENT REPORT.

11.	Who will bear the expenses of this solicitation and how are proxies being solicited?

The Company will pay the costs of soliciting proxies, including preparing, printing and mailing this Proxy Statement, any exhibits hereto and the proxies solicited hereby. In addition to the use of the mails, proxies may be solicited on the Company’s behalf by officers, directors and employees of the Company, without additional remuneration, by personal interviews, telephone or electronic transmission. The Company will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares of Common Stock held of record by them and will provide reimbursements for the cost of forwarding the material in accordance with customary charges. The Company has entered into an agreement with D.F. King & Co., Inc. to assist in the solicitation of proxies and provide related advice and informational support. The total expense of this engagement, which will be borne by the Company, including customary disbursements, is not expected to exceed $20,000 in the aggregate.

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12.	How will the voting results be reported?

The preliminary results of the voting on the proposals will be reported at the Annual Meeting. The final certified results will be reported in a Current Report on Form 8-K that will be filed with the SEC within four business days following the Annual Meeting.

13.	How do I submit a proposal for action at the Company’s 2020 Annual Meeting of Stockholders?

In accordance with rules promulgated by the SEC, any stockholder who wishes to submit a proposal for inclusion in the proxy materials to be distributed by the Company in connection with the 2020 Annual Meeting of Stockholders of the Company (the “2020 Annual Meeting”) must do so no later than December [__]1, 2019. In addition, in accordance with Article I, Section 7(f) of the Company’s Amended and Restated By-Laws (the “By-Laws”), in order to be properly brought before the 2020 Annual Meeting, a matter must be either (i) specified in the notice of such meeting given by or at the direction of the Board of Directors (or any duly authorized committee thereof), (ii) otherwise properly brought before such meeting by or at the direction of the Board of Directors (or any duly authorized committee thereof) or (iii) specified in a notice in proper written form given by a stockholder of record on the date of the giving of the notice and on the record date for such meeting, which notice conforms to the requirements of Article I, Section 7(f) of the By-Laws and is delivered to, or mailed and received at, the Company’s principal executive offices not less than 120 days nor more than 150 days prior to the first anniversary of the date of the Company’s 2019 Annual Meeting. Accordingly, any written notice given by or on behalf of a stockholder pursuant to the foregoing clause (iii) in connection with the 2020 Annual Meeting must be received no later than January 25, 2020 and no earlier than December 26, 2019. In addition, for business to be properly brought before the 2020 Annual Meeting by a stockholder pursuant to the foregoing clause (iii), such stockholder shall have complied with any other applicable requirements, including, but not limited to, the requirements of Rule 14a-8 promulgated by the SEC.

PROPOSAL ONE: ELECTION OF DIRECTORS

The Company’s By-Laws provide that the Board of Directors of the Company shall be comprised of a minimum of one director and that, subject to this limitation, the number of directors may be fixed from time to time by action of the directors. The Board of Directors has fixed the number of directors comprising the Board of Directors at nine members. Directors serve a one-year term and the term of each of the directors will expire at the Annual Meeting.

Stockholder Nominations for Board Membership

The Nominating/Corporate Governance Committee of the Board of Directors recommends to the Board director candidates for nomination and election at each annual meeting of stockholders or for appointment to fill vacancies on the Board. The Nominating/Corporate Governance Committee will review and evaluate the qualifications of proposed director candidates recommended to it from various sources, including candidates proposed by stockholders of the Company in accordance with the procedures established for that purpose. In accordance with Article II, Section 5 of the By-Laws, director nominations for the 2020 Annual Meeting can only be made by a stockholder of the Company who (i) is a stockholder of record on the date of the giving of the notice of such director nominations and on the record date for the determination of stockholders entitled to vote at the 2020 Annual Meeting and (ii) complies with the notice requirements and procedures set forth in Article II, Section 5 of the By-Laws. A stockholder’s notice to the Secretary of the Company with respect to any such nominations must be timely and in proper written form pursuant to Article II, Section 5 of the Company’s By-Laws, including containing certain information concerning the nominating or proposing stockholder and certain information concerning the nominee, and the notice must be delivered to, or mailed and received at, the Company’s principal executive offices not less than 120 days nor more than 150 days prior to the first anniversary of the date of the Company’s 2019 Annual Meeting. Accordingly, any written notice given by or on behalf of a stockholder pursuant to Article II, Section 5 of the Company’s By-Laws in connection with the 2020 Annual Meeting must be received no later than January 25, 2020 and no earlier than December 26, 2019. A copy of the Company’s By-Laws may be obtained by any stockholder, without charge, upon written request to the Secretary of the Company at the address set forth above.

1 TBD: Insert date no less than 120 calendar days prior to the date of release of proxy statement for 2019 meeting.

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Nominees for Election to the Board of Directors

Upon recommendation of the Nominating/Corporate Governance Committee of the Board of Directors, the Board of Directors has nominated and is recommending to the stockholders the election of each of the nine nominees named below to serve as a director of the Company until the next annual meeting of the Company’s stockholders and until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal from office. All of the nominees were elected directors at last year’s Annual Meeting of Stockholders. All nominees have agreed to be named in this Proxy Statement and to serve on the Board of Directors if elected.

The names and biographical summaries of the nine persons who have been recommended by the Nominating/ Corporate Governance Committee of the Board of Directors and nominated by the Board of Directors to stand for election at the Annual Meeting are provided below for your information.

Our Board of Directors is responsible for overseeing our business in a manner consistent with the Board’s fiduciary duty to our stockholders. This significant responsibility requires that our directors consist of individuals who are well-qualified for service on our Board and its committees and demonstrate a commitment to the success of the Company and to service in the best interests of our stockholders.

The following matrix identifies the relevant skills, experience and qualifications of the director nominees. The skills and experience identified below are reviewed by the Nominating/Corporate Governance Committee, in addition to other qualifications, and nominees are selected with a view to establishing a Board of Directors that is comprised of individuals who have extensive business leadership experience, are independent, bring diverse perspectives to the Board, possess high ethical standards and sound business judgment and acumen and a willingness to devote the time necessary for the Board to effectively fulfill its responsibilities. We believe that all of the director nominees possess these qualifications and provide the Board with a full complement of knowledge, business skills and expertise for the effective management of our Company.

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In addition to these general qualifications, provided below for each nominee for director is a discussion of the experience, qualifications, attributes and skills that led to the Board’s conclusion that the nominee should serve as a director.

Name	Principal Occupation	Age	Year Became a Director

Edward R. Rosenfeld	Chairman of the Board and Chief Executive Officer, Steven Madden, Ltd.	43	2008
Mitchell S. Klipper	Retired Chief Executive Officer of Barnes & Noble, Inc.’s Retail Group, the nation’s largest retail bookseller	61	2018
Rose Peabody Lynch	Owner of Marketing Strategies, LLC, New York based consulting firm of which she is founder and President, which focuses on strategic marketing and operating issues for small to medium-sized companies	69	2014
Peter Migliorini	Sales Manager, Greschlers, Inc., a building supplies company	70	1996

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Name	Principal Occupation	Age	Year Became a Director

Richard P. Randall	Retired Executive Vice President and Chief Financial Officer, Direct Holdings Worldwide, LLC, the parent company of Lillian Vernon Corp., a catalog and online retailer of gifts and household goods, and Time-Life, a music and video marketing company	81	2006
Ravi Sachdev	Partner, Clayton Dubilier & Rice, LLC	42	2008
Thomas H. Schwartz	Owner, Sumner and Forge Investors LLC, a real estate investment and property management company	71	2004
Robert Smith	Founder and Chief Executive Officer of Phluid Project, a retail store and community space, completely gender neutral, with a flagship Manhattan location and a website to offer products and programs worldwide	53	2014
Amelia Newton Varela	President, Steven Madden, Ltd.	47	2016

Additional Information About the Director Nominees

Other Public Company Directorships

Four of our directors also currently serve as directors of other public companies:

•	Mr. Rosenfeld is a director and member of the Audit Committee of PVH Corp., one of the world’s largest apparel companies.
•	Mr. Randall serves as a director and member of the Audit, Corporate Governance and Nominating and Strategic Planning and Risk Assessment Committees of P&F Industries Inc., a manufacturer and importer of tools sold principally to the industrial, retail and automotive markets.
•	Mr. Sachdev is a director and member of the Strategy and Compensation Committees of Covetrus, Inc., a global animal-health technology and services company.
•	Ms. Lynch serves as a director and member of both the Pension and Nominating Committees of General American Investors, Inc., a closed-end fund that manages a global portfolio of investments consisting mainly of U.S. and foreign securities.

Other Employment Information

Each of our directors has been engaged in the principal occupation indicated in the foregoing table for more than the past five years, with the exceptions of Mr. Smith and Mr. Sachdev. Prior to founding Phluid Project in 2018, for which he currently serves as Chief Executive Officer, from 2013 to 2017, Mr. Smith was the Chief Merchandising Officer for Haddad Brands, a global children’s apparel and accessories licensing partner for iconic brands such as Levi’s, Hurley, Nike, Jordan and Converse. Prior thereto, from 2010 to 2012, Mr. Smith served as Executive Vice President, Merchandising for Limited Brands, at Victoria’s Secret Direct, the largest direct-to-consumer women’s apparel retailer in the United States. Mr. Sachdev has been a partner of Clayton Dubilier & Rice, LLC since 2015. Previously, from November 2010, he served as a Managing Director and Co-Head of Healthcare Services at J.P. Morgan.

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Specific Qualifications, Attributes, Skills and Experience of Director Nominees

Edward R. Rosenfeld has served as Chairman of the Board and Chief Executive Officer since August 2008 and has been a director of the Company since February 2008. Mr. Rosenfeld, who joined our executive management team in May 2005, has more than two decades of experience focused on the retail, apparel and footwear industries and possesses particular knowledge of and experience in the industry that strengthens the Board’s collective qualifications, skills and experience. His background in finance and his analytical skills gained through his years as a Vice President with Peter J. Solomon Company, an investment banking boutique, where he specialized in mergers and acquisitions in the retail, apparel and footwear industries, provide the Board with insight and guidance with respect to, among other things, strategic business development matters. Mr. Rosenfeld has strong leadership skills and an in-depth understanding of the Company and its goals from his positions as the Chairman of the Board and Chief Executive Officer. Mr. Rosenfeld serves as a director and member of the Audit & Risk Management Committee of PVH Corp., one of the world’s largest apparel companies.

Mitchell S. Klipper has served as a director of the Company since April 2018 and as a member of the Audit Committee since June 2018. Mr. Klipper served as the Chief Executive Officer of the Retail Group of Barnes & Noble, Inc., the nation’s largest retail bookseller, from March 2010 to May 2015. Mr. Klipper began his career at Barnes & Noble as Chief Financial Officer of B&N College in June 1986. He subsequently held a number of executive positions at Barnes & Noble, Inc., including Executive Vice President, President of Barnes & Noble Development and Chief Operating Officer. Prior to joining Barnes & Noble, Inc., Mr. Klipper was an Audit Manager with KMG Main Hurdman, a certified public accounting firm and predecessor to KPMG. He has also served on the advisory board of Modell’s Sporting Goods for the past 14 years. Mr. Klipper’s decades of relevant experience in retail management, general business and accounting will enhance the leadership and oversight capabilities of the Board.

Rose Peabody Lynch has served as a director of the Company since April 2014 and as a member of the Audit Committee and the Compensation Committee since June 2014. She possesses over 30 years of business experience, including tenures as the President and in other senior executive officer positions of major companies in the beauty and fashion industries, and has extensive executive level financial and operating experience. Her experience serving as a director and as a senior executive for a range of companies, including Victoria’s Secret, Trowbridge Gallery (a supplier of fine art to the interior design trade) and Danskin, Inc., a leading manufacturer of women’s dance and active wear, enhances the Board’s leadership and oversight capabilities. Ms. Lynch has served on a number of boards, including The Harmony Group-LeRoi Princeton (a manufacturer of children’s apparel), Salant Corporation (Perry Ellis Menswear) and Frederick’s of Hollywood (a retailer of women’s apparel and lingerie). Currently, Ms. Lynch serves on the board of General American Investors, Inc., and on both its Pension and Nominating Committees. She was a member of the Audit and Nominating and Governance Committees during her tenure at Salant and chaired the Compensation Committee during her tenure on the board of Frederick’s of Hollywood. In addition, Ms. Lynch has held leadership positions with a variety of not-for-profit organizations. She currently serves on the Board of Directors of the Princeton University Varsity Club and is President of her Princeton University class. She also serves on the Board of Trustees of Concord Academy in Concord, Massachusetts. Ms. Lynch is a member of the Women and Foreign Policy Advisory Council at the Council on Foreign Relations.

Peter Migliorini has served as a director of the Company since October 1996 and has served on the Nominating/Corporate Governance Committee, as its Chair, since July 2004 and the Compensation Committee, as its Chair, since July 2004. Mr. Migliorini formerly served on the Company’s Audit Committee, from October 1996 until June 2018. Mr. Migliorini is the Presiding Director over all executive sessions of the independent directors. Mr. Migliorini possesses extensive executive level financial, sales and operations experience. Prior to serving as sales manager for Greschlers, Inc., from 1987 to 1994, Mr. Migliorini served as Director of Operations for Mackroyce Group, a construction company. Earlier, Mr. Migliorini held various positions of increasing responsibility from Assistant Buyer to Chief Planner/Coordinator for several shoe companies, including Meldisco Shoes, Perry Shoes and Fasco Shoes. His numerous years of business experience at various levels and in various industries provide the Board with a measure of practical orientation regarding the Company’s operations and growth endeavors. Mr. Migliorini’s early experience in the shoe industry also provides relevant knowledge and expertise in the Company’s specific industry.

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Richard P. Randall has served as a director of the Company since April 2006 and has served on the Company’s Audit Committee, as its Chair, since 2006, and on the Nominating/Corporate Governance Committee since September 2008. Mr. Randall has decades of business experience, including tenures as Chief Financial Officer and Chief Operating Officer of both publicly traded and privately held companies in the retail industry, including Direct Holdings Worldwide, LLC, the parent company of Lillian Vernon Corp. and Time-Life, a music and video marketing company, and, prior thereto, Coach, Inc., a luxury leather goods company. Mr. Randall possesses extensive knowledge of accounting and finance, the retail industry and the issues impacting a publicly traded company. Mr. Randall has extensive executive level experience establishing his capabilities in management of complex organizations and is a certified public accountant. His expertise in finance qualifies him to serve as the Audit Committee “audit committee financial expert” and his service on the boards and board committees of other companies has allowed him to gain broad-based experience and sensitivity regarding best practices, which he shares with the Board. Mr. Randall also provides a perspective on proper governance for public companies. He currently serves as a member of the board of directors and Audit Committee, Corporate Governance and Nominating Committee and Strategic Planning and Risk Assessment Committee of P&F Industries, Inc., a manufacturer and importer of tools sold principally to the industrial, retail and automotive markets and, until December 31, 2014, served as a member of the board of directors and chair of the Audit and Risk Committee of Aceto Corporation, a generic pharmaceutical, nutraceutical and chemical distribution company. Mr. Randall is a former director and member of the Executive, Finance, Audit and Research Committees of The Burke Rehabilitation Hospital (“Burke”). He served as a Member Emeritus of Burke’s Executive Committee and retains a board seat on The Burke Foundation’s board. Mr. Randall served as a director and chair of the Audit Committee of Universal Travel Group, a travel services provider in the People’s Republic of China, and of Home Systems Group, a manufacturer and distributor of household appliances in the People’s Republic of China, from 2007 until 2008 when he resigned from these boards.

Ravi Sachdev has been a director of the Company since September 2008 and has served on the Company’s Audit Committee since September 2008. As a Partner of the private equity firm Clayton Dubilier & Rice, LLC since June 2015, Mr. Sachdev focuses on the healthcare sector. Earlier, Mr. Sachdev was a Managing Director and Co-Head of Healthcare Services at J.P. Morgan from November 2010 and prior to that held the positions of Managing Director at Deutsche Bank Securities, Inc. from January 2009 until November 2010 and Director at Deutsche Bank from January 2007 until January 2009. Prior to joining Deutsche Bank in 2006 as a Vice President, Mr. Sachdev served as a Vice President at Peter J. Solomon Company, an investment banking boutique, specializing in mergers and acquisitions in the healthcare sector, from 1998 to 2006. Mr. Sachdev possesses knowledge of finance and the financial analytics used to measure business performance. His 20 years of professional experience in investment banking and private equity brings to the Board a thorough understanding of the financial issues affecting public companies and greater insights in business valuation together with a practical orientation with respect to acquisitions and integrations. Mr. Sachdev also serves on the Board of Directors and the Strategy Committee and Compensation Committee of Covetrus, Inc., a global animal-health technology and services company, Agilon Health, a technology-enabled services platform for the physicians market, and naviHealth, Inc., a technology-enabled services provider in the value-based care sector.

Thomas H. Schwartz has served as a director of the Company since May 2004 and has served on the Company’s Compensation Committee since July 2004. With more than twenty years of experience as a Managing Director of Helmsley-Spear, Inc. and twelve years as the owner of his own real estate investment firm, Mr. Schwartz brings to the Board extensive executive level experience in handling operations issues and practical expertise in management.

Robert Smith has served as a director of the Company since April 2014 and as a member of the Compensation Committee and the Nominating/Corporate Governance Committee since June 2014. Mr. Smith is the Chief Executive Officer of Phluid Project, a part retail concept, part experiential platform, completely gender neutral, which he founded in 2018. Phluid Project’s flagship retail store is located in Manhattan and its website reaches young consumers worldwide. Prior to Phluid Project and his former positions with Haddad Brands and Victoria’s Secret Direct, Mr. Smith held various senior merchandising positions at Macy’s Inc. between 1998 and 2010, beginning with Vice President, Merchandise Manager, Macy’s West and culminating with Executive Vice President, Merchandising for Juniors, Kids, Intimate Apparel, Dresses, Suits, Coats and Swimwear. Earlier, Mr. Smith was a Merchandiser for XOXO Apparel Company and held various positions with Burdine’s Department Stores. Mr. Smith possesses nearly 30 years of business experience in the fashion industry and has extensive executive level expertise in merchandising. His experience in this area further enhances the Board’s depth of understanding of the industry.

Amelia Newton Varela has been President of the Company since September 2015 and has served as a director of the Company since 2016. Prior to this tenure, Ms. Varela was Executive Vice President of Wholesale of the Company since April 2008 and Executive Vice President of Wholesale Footwear of the Company from November 2004 to April 2008. Previously, she was Vice President of Sales for Steve Madden Women’s Wholesale Division from January 2000. Ms. Varela began her career with the Company in 1998 in the role of Account Executive for Steve Madden Women’s Wholesale Division. She graduated from The Fashion Institute of Technology in 1995.

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Required Vote

Proxies will be voted for the election of the nine nominees as directors of the Company unless otherwise specified in the proxy. A plurality of the votes cast by the holders of shares of Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting will be necessary to elect the nominees as directors. This means that the director nominees who receive the greatest number of affirmative votes cast are elected as directors subject to our Director Election (Majority Voting) Policy, which is described below. If, for any reason, any nominee is unable or unwilling to serve, the proxies will be voted for a substitute nominee who will be designated by the Board of Directors at the Annual Meeting. Stockholders may abstain from voting by marking the appropriate boxes on the accompanying proxy. Abstentions will be counted separately and used for purposes of calculating whether a quorum is present at the Annual Meeting, but will have no effect on the outcome of the vote.

Director Election (Majority Voting) Policy

It is the policy of the Company that any nominee for director who receives a greater number of “WITHHOLD” votes than “FOR” votes for his or her election must promptly submit a letter offering his or her resignation to the Nominating/Corporate Governance Committee following the certification of the stockholder vote. In such event, the Nominating/Corporate Governance Committee would then consider the offer of resignation and make a recommendation to the Board of Directors as to whether or not the resignation should be accepted. This policy does not apply in contested elections. For more information about this policy, see “Corporate Governance – Director Election (Majority Voting) Policy” below.

Recommendation of the Board of Directors

The Nominating/Corporate Governance Committee of the Board and the entire Board of Directors unanimously recommend a vote “FOR” the election of Ms. Rose Peabody Lynch, Ms. Amelia Newton Varela and Messrs. Edward R. Rosenfeld, Mitchell S. Klipper, Peter Migliorini, Richard P. Randall, Ravi Sachdev, Thomas H. Schwartz and Robert Smith.

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CORPORATE GOVERNANCE

The Board of Directors

Our business is managed under the direction and oversight of the Board of Directors who are elected by the Company’s stockholders. Directors meet their responsibilities by participating in meetings of the Board of Directors and the various committees of the Board on which they sit, as well as through communicating with our Chairman and Chief Executive Officer, other officers and employees of the Company and by consulting with our independent registered public accounting firm and other third parties. The size of the Board is fixed at nine members, seven of whom are independent and two of whom are non-independent directors.

Director Independence

The Board of Directors has determined that the following director nominees are “independent” for purposes of the criteria of the SEC and The Nasdaq Global Select Market listing standards: Ms. Lynch and Messrs. Klipper, Migliorini, Randall, Sachdev, Schwartz and Smith. If the nine nominees set forth above are elected, the Board will be comprised of a majority of independent directors. The Board of Directors has held regularly scheduled executive sessions for the independent directors, with Mr. Migliorini serving as Presiding Director of such executive sessions.

Director Attendance at Meetings

Attendance at Annual Meetings of Stockholders

The Company has no specific policy regarding director attendance at its annual meetings of stockholders. The Company encourages all of its directors to attend annual meetings of the Company’s stockholders and three directors attended the Company’s 2018 annual meeting of stockholders.

Attendance at Meetings of the Board of Directors

The Board of Directors held four regularly scheduled meetings during the 2018 Fiscal Year and acted by unanimous written consent on three occasions during the 2018 Fiscal Year. In the 2018 Fiscal Year, each director attended at least 75% of the aggregate number of Board meetings, and each director attended at least 75% of the aggregate number of meetings held by all committees on which he or she then served.

Director Election (Majority Voting) Policy

The Company has adopted a Director Election (Majority Voting) Policy. Pursuant to this policy, in an uncontested election of directors (that is, an election where the number of nominees is equal to the number of seats open) any nominee for director who receives a greater number of “WITHHOLD” votes than “FOR” votes for his or her election must promptly submit an offer of resignation to the Nominating/Corporate Governance Committee following the certification of the stockholder vote for consideration in accordance with the following procedures.

In such event, upon receipt of the resignation, the Nominating/Corporate Governance Committee would promptly consider the appropriateness of the director’s continued service on the Board of Directors and recommend to the Qualified Independent Directors (as defined below) the action to be taken with respect to the resignation, which could include (1) accepting the resignation; (2) rejecting the resignation; (3) retaining the director but addressing what the Qualified Independent Directors believe to be the underlying cause of the “WITHHOLD” votes; or (4) determining that the director will not be renominated by the Board of Directors in future elections. The Nominating/Corporate Governance Committee would consider factors such as (a) the reasons expressed by the stockholders for withholding votes from such director; (b) any possibilities for curing the underlying cause of the “WITHHOLD” votes; (c) the tenure and qualifications of the director and his or her past and expected future contributions to the Company; (d) the overall composition of the Board of Directors, including, without limitation, whether accepting the resignation would cause the Company to fail to meet any applicable SEC or Nasdaq requirement; (e) the availability of other qualified candidates; and (f) the Company’s Board of Director Candidate Guidelines.

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The Qualified Independent Directors would then act on the Nominating/Corporate Governance Committee’s recommendation no later than 90 days following the date of the stockholders’ meeting at which the director election occurred. In considering the Nominating/Corporate Governance Committee’s recommendation, the Qualified Independent Directors would review the factors considered by the Nominating/Corporate Governance Committee and such additional information and factors that they believe to be relevant. Following the Qualified Independent Directors’ decision, the Company would promptly disclose the decision in a Current Report on Form 8-K. The Form 8-K would include a full explanation of the process by which the decision of the Qualified Independent Directors was reached and, if applicable, the reasons why the offer of resignation was rejected.

In the event that an offer of resignation were to be accepted, the Nominating/Corporate Governance Committee would recommend to the Board of Directors whether to fill the vacancy or reduce the size of the Board of Directors accordingly. Any director required to submit his or her resignation pursuant to this policy would not participate in the Nominating/Corporate Governance Committee’s recommendation or the Qualified Independent Directors’ consideration of the resignation but, prior to voting on the director’s resignation offer, the Qualified Independent Directors would provide to the director an opportunity to submit any information or statement that he believes relevant to the Qualified Independent Directors’ consideration of the resignation.

For purposes of this policy, “Qualified Independent Directors” means all directors who (1) are “independent” for purposes of The Nasdaq Global Select Market listing standards and (2) are not required to offer their resignation in accordance with this policy. If there are fewer than three independent directors then serving on the Board of Directors who are not required to submit their resignations in accordance with this policy, then the Qualified Independent Directors shall consist of all of the independent directors and each independent director who is required to offer his or her resignation in accordance with this policy shall recuse himself or herself from the deliberations and voting only with respect to his or her individual offer to resign.

Committees of the Board

Among other committees, the Board of Directors has a standing Audit Committee, Compensation Committee and Nominating/Corporate Governance Committee. Each committee has a written charter. The table below provides current membership for each Board committee and the number of meetings held by each Board committee in the 2018 Fiscal Year.

Committees of the Board of Directors

Director	Audit	Compensation	Nominating/ Corporate Governance
Edward R. Rosenfeld
Mitchell S. Klipper	Member
Rose Peabody Lynch	Member	Member
Peter Migliorini		Chair	Chair
Richard P. Randall	Chair		Member
Ravi Sachdev	Member
Thomas H. Schwartz		Member
Robert Smith		Member	Member
Amelia Newton Varela
Number of Meetings in 2018 Fiscal Year	4	3*	1*

*	In the 2018 Fiscal Year, each of the Compensation Committee and the Nominating/Corporate Governance Committee acted by unanimous written consent on one occasion.

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Audit Committee

The Audit Committee is comprised of directors who are “independent” for purposes of The Nasdaq Global Select Market listing standards and who meet the independence requirements contained in Securities Exchange Act of 1934, as amended (the “Exchange Act”) Rule 10A-3(b)(1). The Board has determined that each of Messrs. Randall and Sachdev meets the SEC criteria of an “audit committee financial expert” as defined in Item 407 of Regulation S-K under the Exchange Act. The Audit Committee is primarily responsible for reviewing the services performed by the Company’s independent registered public accountants, evaluating the Company’s accounting policies and its system of internal controls, and reviewing significant financial transactions.

The Audit Committee is responsible for reviewing and striving to ensure the integrity of the Company’s financial statements and oversight of our compliance with legal and regulatory requirements and our internal audit function. Among other matters, the Audit Committee, with management and independent and internal auditors, reviews the adequacy of the Company’s internal accounting controls that could significantly affect the Company’s financial statements. The Audit Committee is also directly and solely responsible for the appointment, retention, compensation, oversight and termination of the Company’s independent registered public accountants. In addition, the Audit Committee functions as the Company’s Qualified Legal Compliance Committee (the “QLCC”). The purpose of the QLCC is to receive, retain and investigate reports made directly, or otherwise made known, of evidence of material violations of any United States federal or state law, including any breach of fiduciary duty by the Company, its officers, directors, employees or agents, and if the QLCC believes appropriate, to recommend courses of action to the Company.

Management has primary responsibility for the Company’s financial statements and the overall reporting process, including the Company’s system of internal controls. The Company’s independent registered public accountants audit the annual financial statements prepared by management, express an opinion as to whether those financial statements present fairly the financial position, results of operations and cash flows of the Company in conformity with accounting principles generally accepted in the United States and discuss with the Audit Committee any issues they believe should be raised with the Audit Committee.

The Audit Committee is also responsible for the oversight of the Company’s risk management process, which is discussed in the “Risk Oversight” section below.

In performing its functions, the Audit Committee meets with management on at least a quarterly basis to review and discuss the annual audited financial statements, quarterly financial statements and related reports and to consider the adequacy of the Company’s internal controls and the objectivity of its financial reporting. The Audit Committee discusses these matters with the Company’s independent registered public accountants and with appropriate Company financial personnel. Meetings are held with the independent registered public accountants, who have unrestricted access to the Audit Committee. In addition, the Audit Committee reviews the Company’s financing plans and reports and makes recommendations to the full Board of Directors for approval and to authorize action. The Board has adopted a written charter setting out the functions the Audit Committee is to perform. A copy of the Audit Committee Charter is available on the Company’s website at www.stevemadden.com.

Nominating/Corporate Governance Committee

The Nominating/Corporate Governance Committee is comprised of directors who are “independent” for purposes of The Nasdaq Global Select Market listing standards.

The Nominating/Corporate Governance Committee provides oversight with respect to a wide range of issues relating to the composition and operation of the Board, including consideration of and recommendations regarding the size and composition of the Board of Directors and identification of potential candidates to serve as directors. The Nominating/Corporate Governance Committee identifies candidates to the Board of Directors by introductions from management, members of the Board of Directors, employees of the Company or other sources, including stockholders that satisfy the Company’s policy regarding stockholder recommended candidates. The Nominating/Corporate Governance Committee does not evaluate director candidates recommended by stockholders differently than director candidates recommended by other sources.

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Stockholders wishing to submit recommendations for director nominations for the 2020 Annual Meeting should write to the Secretary, Steven Madden, Ltd., 52-16 Barnett Avenue, Long Island City, New York 11104. Any such stockholder must (i) comply with the director nomination provisions of the Company’s By-Laws, (ii) meet and evidence the minimum eligibility requirements specified in Exchange Act Rule 14a-8, and (iii) submit, within the same timeframe for submitting a stockholder proposal required by Rule 14a-8: (1) evidence in accordance with Rule 14a-8 of compliance with the stockholder eligibility requirements, (2) the written consent of the candidate(s) for nomination as a director, (3) a resume or other written statement of the qualifications of the candidate(s) for nomination as a director and (4) all information regarding the candidate(s) and the submitting stockholder that would be required to be disclosed in a proxy statement filed with the SEC if the candidate(s) were nominated for election to the Board of Directors.

In considering candidates for the Board of Directors, the Nominating/Corporate Governance Committee considers the Company’s Board of Director Candidate Guidelines and Director Election (Majority Voting) Policy, available on the Company’s website at www.stevemadden.com, the Company’s policy regarding stockholder recommended director candidates, as set forth above, and all other factors that are deemed appropriate including, but not limited to, the individual’s character, education, experience, knowledge and skills. While the Nominating/Corporate Governance Committee’s Board of Directors Candidate Guidelines does not expressly identify diversity as a factor for consideration regarding the evaluation of director candidates, diversity is among the many factors the Nominating/Corporate Governance Committee considers in the candidate evaluation process. To assess the effectiveness of the mandate set forth in the Nominating/Corporate Governance Committee’s charter, the Nominating/Corporate Governance Committee reviews annually with the Board the composition of the Board as a whole and recommends, if necessary, measures to be taken so that the Board reflects the appropriate balance of knowledge, experience, skills, expertise and diversity required for the Board as a whole.

In addition, the Nominating/Corporate Governance Committee develops and recommends corporate governance principles for the Company; makes recommendations to the Board of Directors in support of such principles; takes a leadership role in the shaping of the corporate governance of the Company; and oversees the evaluation of the Board of Directors and management. The Nominating/Corporate Governance Committee operates under a formal charter that governs the Committee’s composition, powers and responsibilities. A copy of the Nominating/Corporate Governance Committee Charter is available on the Company’s website at www.stevemadden.com.

Compensation Committee

The Compensation Committee is comprised of directors who are “independent” for purposes of The Nasdaq Global Select Market listing standards and applicable tax and securities rules.

The Compensation Committee is responsible for establishing and overseeing the Company’s compensation and incentive plans and programs; determining and approving compensation for the Company’s executive officers, including salaries, bonuses, perquisites and equity awards; reviewing and approving compensation and awards for the Company’s executive officers under the Company’s compensation and incentive plans and programs; administering the Company’s equity compensation plans; reviewing and approving a compensation program for independent members of the Board; and assisting the Board in discharging the Board’s responsibilities relating to management organization, performance, compensation and succession. The Compensation Committee operates under a formal charter adopted by the Board of Directors that governs its composition, powers and responsibilities. A copy of the Compensation Committee Charter is available on the Company’s website at www.stevemadden.com.

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Board Leadership Structure, Risk Oversight, Executive Sessions of Non-Employee Directors, and Communications Between Stockholders and the Board

Board Leadership Structure

As noted above, our Board is currently comprised of seven independent and two non-independent directors.

Mr. Rosenfeld has served as Chairman of the Board and Chief Executive Officer since August 2008, and has been a member of the Board since February 2008. The Board has designated one of the independent directors as Presiding Director to preside over executive sessions. We believe that the number of independent, experienced directors that comprise our Board, along with the independent oversight of our Presiding Director, benefits the Company and its stockholders.

We recognize that different board leadership structures may be appropriate for companies in different situations and believe that no one structure is suitable for all companies. We believe our current Board leadership structure is optimal for the Company because it demonstrates to our employees, suppliers, customers, and other stakeholders that the Company is under strong leadership, with a single person setting the tone and having primary responsibility for managing our operations and leading the Board in setting long-term strategy. Having a single leader for both the Company and the Board eliminates confusion and duplication of efforts, and provides clear leadership for the Company. We believe the Company, like many U.S. companies, has been well-served by this leadership structure.

Because the positions of Chairman of the Board and Chief Executive Officer are held by the same person, the Board believes it is appropriate for the independent directors to elect one independent director to serve as a Presiding Director. In addition to presiding at executive sessions of the independent directors, the Presiding Director has various responsibilities including coordinating with the Chairman of the Board and Chief Executive Officer in establishing agenda and discussion items for Board meetings; retaining independent advisors on behalf of the Board as the Board may determine to be necessary or appropriate and performing such other functions as the independent directors may designate from time to time. Mr. Migliorini is currently serving as the Presiding Director.

Our Board conducts an annual evaluation in order to determine whether it and its committees are functioning effectively. As part of this annual self-evaluation, the Board evaluates whether the current leadership structure continues to be optimal for the Company and its stockholders.

Risk Oversight

Our Board is responsible for overseeing the Company’s risk management process. The Board focuses on the Company’s general risk management strategy, the most significant risks facing the Company, and ensures that appropriate risk mitigation strategies are implemented by management. The Board is also apprised of particular risk management matters in connection with its general oversight and approval of corporate matters.

The Board has delegated to the Audit Committee oversight of the Company’s risk management process. Among its duties, the Audit Committee reviews with management (a) the Company’s policies with respect to risk assessment and management of risks that may be material to the Company, (b) the Company’s system of disclosure controls and system of internal controls over financial reporting, and (c) the Company’s compliance with legal and regulatory requirements. The Audit Committee is also responsible for reviewing major legislative and regulatory developments that could materially impact the Company’s contingent liabilities and risks. Our other Board committees also consider and address risks as they perform their respective committee responsibilities. All committees report to the full Board as appropriate, including when a matter rises to the level of a material or enterprise level risk.

The Company’s management is responsible for day-to-day risk management. Our risk management and internal audit areas serve as the primary monitoring and testing function for company-wide policies and procedures, and manage the day-to-day oversight of the risk management strategy for the ongoing business of the Company. This oversight includes identifying, evaluating, and addressing potential risks that may exist at the enterprise, strategic, financial, operational, and compliance and reporting levels.

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We believe the division of risk management responsibilities described above is an effective approach for addressing the risks facing the Company and that our Board leadership structure supports this approach.

Executive Sessions of Independent Directors

The Board holds executive sessions of its independent directors generally at each regularly scheduled meeting. The Presiding Director serves as the chairperson for these executive sessions.

Communications between Stockholders and the Board

The Company has adopted a procedure by which stockholders may send communications to one or more members of the Board of Directors by writing to such director(s) or to the entire Board of Directors in care of the Secretary, Steven Madden, Ltd., 52-16 Barnett Avenue, Long Island City, New York 11104. The Board has instructed the Secretary of the Company to review all communications so received and to exercise his discretion not to forward to the Board correspondence that is inappropriate, such as business solicitations, frivolous communications and advertising, routine business matters (i.e. business inquiries, complaints, or suggestions) and personal grievances. However, any director may at any time request that the Secretary forward to such director any and all communications received by the Secretary but not forwarded to the directors.

Codes of Business Conduct and Ethics

The Company has adopted a Code of Ethics for the Chief Executive Officer and Senior Financial Officers, which is applicable to our Chief Executive Officer, Chief Financial Officer, controller, principal accounting officer, head of internal audit and other employees of the Company who are designated from time to time as “senior financial officers” of the Company. In addition, the individuals who serve on our Board of Directors are subject to a Code of Business Conduct and Ethics for the Board of Directors and all of the Company’s employees are held accountable for adherence to a Code of Conduct. Each of the Code of Ethics for the Chief Executive Officer and senior financial officers and the Code of Business Conduct and Ethics for the Board of Directors is included as an exhibit to our Annual Report on Form 10-K for the fiscal year ended December 31, 2014. The Code of Conduct applicable to all of our employees is an exhibit to the Company’s Annual Report on Form 10-K for the 2018 Fiscal Year. The Code of Ethics for the Chief Executive Officer and senior financial officers, the Code of Business Conduct and Ethics for the Board of Directors and the Code of Conduct applicable to all of our employees (collectively, the “Conduct Code”) are available on the Company’s website at www.stevemadden.com and, in addition, may be obtained by any stockholder without charge upon request by writing to the Secretary, Steven Madden, Ltd., 52-16 Barnett Avenue, Long Island City, New York 11104. The Conduct Code is intended to establish standards necessary to deter wrongdoing and to promote compliance with applicable governmental laws, rules and regulations and honest and ethical conduct. The Conduct Code covers all areas of professional conduct, including conflicts of interest, fair dealing, financial reporting and disclosure, protection of Company assets and confidentiality. Employees have an obligation to promptly report any known or suspected violation of the Conduct Code without fear of retaliation. Waiver of any provision of the Conduct Code for executive officers and directors may only be granted by the Board of Directors or the Nominating/Corporate Governance Committee and any such waiver or modification of the Conduct Code relating to such individuals will be disclosed by the Company.

Corporate Governance Guidelines

The Board of Directors has adopted Corporate Governance Guidelines as a set of guiding principles by which the Company is governed. Various matters of corporate governance are addressed in the Corporate Governance Guidelines, such as board size and composition, director qualifications and responsibilities, director compensation, limitations on service on other boards, board committees, director orientation and education, director access to management, management development and succession planning and annual performance evaluations for the Board. The Corporate Governance Guidelines include a policy for the clawback of executive incentive compensation paid to senior executive officers in the event of an accounting restatement by the Company due to intentional misconduct of a senior executive officer. In addition, in circumstances in which the Board of Directors believes it is appropriate, the clawback policy allows for the reimbursement, forfeiture or cancellation of incentive compensation paid or awarded to a senior executive officer of the Company who has engaged in willful misconduct in the performance of his or her duties that results in material financial harm or significant reputational harm to the Company.

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The Nominating/Corporate Governance Committee reviews the Corporate Governance Guidelines annually to determine whether to recommend changes to the Corporate Governance Guidelines to reflect new laws, rules and regulations and developing governance practices. A copy of the Corporate Governance Guidelines may be obtained by any stockholder without charge upon request by writing to the Secretary, Steven Madden, Ltd., 52-16 Barnett Avenue, Long Island City, New York 11104.

Stock Ownership Guidelines

The Board of Directors has adopted Stock Ownership Guidelines, which require a level of ownership of shares of our Common Stock by our directors and executive officers in order to align their interests with those of our stockholders. The Stock Ownership Guidelines require our Chief Executive Officer to own shares of our Common Stock equal in value to five times his annual base salary. Other executive officers of the Company are required to own shares of our Common Stock equal in value to two times their annual base salary. The Stock Ownership Guidelines further require that non-employee directors of the Company must own shares of our Common Stock equal in value to two times the cash portion of the directors’ annual retainer or the equivalent if a retainer is not received in certain circumstances. Individuals subject to the Stock Ownership Guidelines must attain the required level of share ownership by the fifth anniversary of the later of the Stock Ownership Guidelines’ adoption date and the date that the individual became an executive officer or director and must retain an amount equal to 25% of the net shares of our Common Stock received as a result of the exercise, vesting or payment of any equity award made by the Company until the share ownership requirement is satisfied.

Prohibition on Hedging and Pledging of Our Common Stock

Our directors and executive officers and certain other persons designated from time to time by the Company’s Chief Financial Officer are prohibited from entering into hedging transactions and from pledging our Common Stock pursuant to a formal policy concerning such activities adopted by the Board of Directors.

Corporate Social Responsibility Policy

The Company is committed to operating its business in a socially responsible manner. We strive to incorporate this commitment into every aspect of our business, including the design of our products, the quality, safety and sourcing of our products, the safety and fair treatment of our employees, animal welfare and compliance with laws, including the Foreign Corrupt Practices Act and the SEC’s Conflict Minerals rule. These guiding principles are set forth in our Corporate Social Responsibility Policy and we expect all of our employees to be familiar with and to adhere to them. We strive to do business with vendors and suppliers that share our views and commitments to quality products and ethical business principles. We will only engage vendors and suppliers that demonstrate a commitment to meeting our standards.

Certain Relationships and Related Party Transactions

Steven Madden Employment Agreement. The Company believes that Steven Madden, the Company’s founder and Creative and Design Chief, provides unique and significant value in guiding the leadership of the Company’s creative process, both in his hands on work for the Company and his collaboration with the Company’s designers, product professionals and marketing executives.   In addition, the public’s association of Mr. Madden’s name and likeness with our branded products is significant, meaningful, and integral to the Company’s success and has been, and continues to be, instrumental in creating long-term stockholder value. Based upon that belief, the Company further believes that his continuing involvement with the Company is essential and to this end has for many years had an employment agreement with Mr. Madden as described below.

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Mr. Madden’s agreement in its current form dates back to July 1, 2005, as subsequently amended on various occasions most recently on March 25, 2019 (the “SM Employment Agreement”). Under the SM Employment Agreement, Mr. Madden has agreed to continue to serve as the Company’s Creative and Design Chief for a term continuing through December 31, 2026, for a base salary of $7,026,042 per annum together with the potential for cash bonuses at the sole discretion of the Company’s Board of Directors and an annual life insurance premium reimbursement of up to $200,000. Pursuant to the SM Agreement, on February 8, 2012, Mr. Madden was granted 2,194,584 restricted shares of Common Stock (the number of shares indicated having been adjusted for an October 11, 2018 three-for-two stock split effected as a stock dividend), valued at approximately $40 million, under the Company’s Amended and Restated 2006 Stock Incentive Plan, which is referred to herein as the “2006 Plan,” vesting in equal annual installments over seven years commencing on December 31, 2017 through December 31, 2023, subject to Mr. Madden’s continued employment with the Company on each such vesting date. On June 30, 2012, as allowed under the SM Agreement, Mr. Madden elected to receive an additional restricted stock award valued at approximately $40 million in consideration of a reduction in his annual base salary in years subsequent to 2012 to the amount reflected above. As a consequence, on July 3, 2012, Mr. Madden received 2,840,013 restricted shares of Common Stock vesting in six annual installments commencing on December 31, 2018 through December 31, 2023, again, subject to his continued employment with the Company on each such vesting date.

Under the SM Agreement, Mr. Madden is also eligible to receive annually, on or about the date of the Company’s annual meeting of stockholders (but not later than June 30th), an option (the “Annual Option”) to purchase shares of Common Stock equal to the greater of (a) 100% of the largest aggregate number of shares of Common Stock available upon the exercise of an option or options granted to any other continuing full-time employee of the Company during the preceding twelve-month period and (b) 225,000 shares of Common Stock; provided, however, that a grant to Mr. Madden in excess of 150% of the number of shares of Common Stock subject to options granted to such other continuing full-time employee would require stockholder approval. Any Annual Option so granted vests quarterly over a one-year period and is exercisable at a price equal to the closing price of the Company’s Common Stock on the grant date for a period of five years. In addition, pursuant to the SM Agreement, on March 1, 2017, Mr. Madden received a one-time stock option grant to purchase 1,125,000 shares of the Company’s Common Stock at an exercise price of $24.90 as a result of the Company having achieved for the fiscal year ended December 31, 2016 earnings per share performance criteria set forth in the SM Agreement; such option vests in equal annual installments over a five-year period which commenced on the first anniversary of the grant date.

Under the SM Agreement, in the event of Mr. Madden’s death, his estate would receive a payment equal to his base salary for the 12-month period immediately subsequent to the date of his death. Further, in the event that Mr. Madden’s employment is terminated due to his total disability (as defined in the agreement), “for cause” (as defined in the agreement) or due to Mr. Madden’s resignation, the Company is obligated to pay Mr. Madden the amount of compensation that is accrued and unpaid through the date of termination. In the event that Mr. Madden’s employment is terminated for any reason (other than “for cause” or due to his death, total disability or resignation), the Company is obligated to pay Mr. Madden, in installments, the balance of his base salary through the end of the term of the SM Agreement. If, during the period commencing 120 days prior to a “change of control” transaction (as defined in the agreement) and ending on the first anniversary of a change of control transaction, Mr. Madden’s employment is terminated other than for cause or by his resignation for “good reason” (as defined in the agreement), or if Mr. Madden resigns for good reason or without good reason within 30 days following a change of control transaction, all unvested options held by Mr. Madden will be accelerated and vest on the date of termination or resignation and Mr. Madden will be entitled to receive a lump sum cash payment equal to the amount of compensation that is accrued and unpaid through the date of termination plus $35 million. The SM Agreement contains other customary provisions, including provisions regarding expense reimbursement, confidentiality, solicitation and competition.

For the 2018 Fiscal Year, Mr. Madden earned $7,026,042 in base salary and received $200,000 for the payment of an annual life insurance premium. Mr. Madden also received as his Annual Option for the 2018 Fiscal Year an option to purchase 225,000 shares of Common Stock at a price per share of $35.95.

The most recent amendment entered into on March 25, 2019, effected the extension of the term of the SM Agreement for three years through December 31, 2026. In consideration of this extension, the Company has granted to Mr. Madden 200,000 shares of Common Stock under the 2006 Plan, which shares are subject to certain restrictions including, without limitation, that the Employee will not sell, transfer, pledge, hypothecate, assign or otherwise dispose of the restricted shares except as set forth under the 2006 Plan or Mr. Madden’s award agreement. Vesting of the shares occurs in annual installments over three years commencing on December 31, 2024 on which date 66,666 shares will vest and continuing to vest thereafter on each of December 31, 2025 and December 31, 2026 when 66,667 shares will vest; provided, in each case, that Mr. Madden continues to be employed by the Company on each such date through December 31, 2026.

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Loan to Steven Madden. On June 25, 2007, the Company made a loan to Mr. Madden in the amount of $3,000,000, in order for Mr. Madden to satisfy a personal tax obligation resulting from the exercise of a stock option which was due to expire and hold the underlying shares of Common Stock. The loan is evidenced by a secured promissory note executed by Mr. Madden in favor of the Company, the security for which is a security interest in a certain securities brokerage account maintained by Mr. Madden with his broker; none of the securities in the securities brokerage account are shares of the Company’s Common Stock. There have been successive amendments to the secured promissory note, the most recent of which occurred in April 2016, at which time the secured promissory note was amended to substitute the collateral securing the secured promissory note from shares of the Company’s Common Stock to the security interest in Mr. Madden’s securities brokerage account noted above. Previously, on January 3, 2012, the secured promissory note was amended and restated to extend the maturity date of the obligation to December 31, 2023 and eliminate the accrual of interest after December 31, 2011. Prior to the January 3, 2012 amendment, the secured promissory note had been accruing interest at the rate of 6% per annum. In addition, the secured promissory note provides that, commencing on December 31, 2014 and annually on each December 31 thereafter through the maturity date, one-tenth of the principal amount thereof, together with accrued interest, will be cancelled by the Company provided that Mr. Madden continues to be employed by the Company on each such December 31. Contemporaneously, on each such December 31, the Company will release its security interest in a portion of the securities held in Mr. Madden’s securities brokerage account generally correlating to the amount of indebtedness cancelled on such date. As of December 31, 2011, interest in the amount of $1,090,000 had accrued on the principal amount of the secured promissory note and, as noted above, interest was eliminated after December 31, 2011. On December 31, 2018, the required one-tenth of the principal amount of the secured promissory note, together with accrued interest, was written-off by the Company.

Review, Approval or Ratification of Transactions with Related Persons

The Company’s written Conduct Code and Employee Handbook prohibit all conflicts of interest. Under the Conduct Code, conflicts of interest occur when private or family interests interfere in any way, or even appear to interfere, with the interests of the Company. The Company’s prohibition on conflicts of interest under the Conduct Code includes any related person transaction.

Related person transactions must be approved by the Board, or by a committee of the Board consisting solely of independent directors, who will approve the transaction only if they determine that it is in the best interests of the Company. In considering the transaction, the Board or committee will consider all relevant factors, including, as applicable, (i) the Company’s business rationale for entering into the transaction; (ii) the alternatives to entering into a related person transaction; (iii) whether the transaction is on terms comparable to those available to third parties or, in the case of employment relationships, to employees generally; (iv) the potential for the transaction to lead to an actual or apparent conflict of interest and any safeguards imposed to prevent such actual or apparent conflicts; and (v) the overall fairness of the transaction to the Company.

The Company has multiple processes for reporting conflicts of interests, including related person transactions. Under the Conduct Code, all employees are required to report any actual or apparent conflict of interest, or potential conflict of interest, to management. The Chief Financial Officer distributes a questionnaire to the Company’s executive officers and management personnel on a quarterly basis and distributes a questionnaire to the members of the Board of Directors on an annual basis requesting certain information regarding, among other things, their immediate family members, employment and beneficial ownership interests, which information is then reviewed for any conflicts of interest under the Conduct Code.

The Board of Directors, the Audit Committee and the Disclosure Committee, which is comprised of management personnel, discuss the related party transactions, specifically, and in connection with the regular review processes attendant to the Company’s periodic filings, including related party transaction disclosures.

If a director is a party to or in some manner involved in a transaction involving the Company, he or she will be recused from all discussions and decisions about the transaction. The transaction must be approved in advance whenever practicable, and if not practicable, must be ratified as promptly as practicable.

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COMPENSATION OF DIRECTORS IN THE 2018 FISCAL YEAR

The Compensation Committee is responsible for establishing and overseeing all matters pertaining to compensation paid to directors for service on the Board and its committees.

The following table sets forth information concerning the compensation of the Company’s non-employee directors in the 2018 Fiscal Year. Following the table is a discussion of material factors related to the information disclosed in the table.

Name	Fees Earned or Paid in Cash ($)		Stock Awards ($)(1)		All Other Compensation ($)	Total ($)
Mitchell S. Klipper	63,750	(2)	121,017	(3)	—	184,767
Peter Migliorini	105,000		121,017	(4)	—	226,017
Richard P. Randall	120,000		121,017	(5)	—	241,017
Ravi Sachdev	85,000		121,017	(6)	—	206,017
Thomas H. Schwartz	85,000		121,017	(7)	—	206,017
Rose Peabody Lynch	95,000		121,017	(8)	—	216,017
Robert Smith	95,000		121,017	(9)	—	216,017

(1)	Reflects the grant date fair value of stock awards calculated in accordance with the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718. Assumptions used in the calculation of these amounts are included in Note I to the Company’s audited financial statements for the fiscal year ended December 31, 2018 included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 28, 2019.
(2)	Mr. Klipper joined the Board of Directors on April 2, 2018 and, therefore, did not receive first quarter director fees.
(3)	At December 31, 2018, the aggregate number of shares of restricted Common Stock held by Mr. Klipper was 3,393, all of which was issued in the 2018 Fiscal Year, and Mr. Klipper had no options outstanding.
(4)	At December 31, 2018, the aggregate number of shares of restricted Common Stock held by Mr. Migliorini was 3,393, all of which was issued in the 2018 Fiscal Year, and Mr. Migliorini had no options outstanding.
(5)	At December 31, 2018, the aggregate number of shares of restricted Common Stock held by Mr. Randall was 3,393, all of which was issued in the 2018 Fiscal Year, and Mr. Randall had no options outstanding.
(6)	At December 31, 2018, the aggregate number of shares of restricted Common Stock held by Mr. Sachdev was 3,393, all of which was issued in the 2018 Fiscal Year, and Mr. Sachdev had no options outstanding.
(7)	At December 31, 2018, the aggregate number of shares of restricted Common Stock held by Mr. Schwartz was 3,393, all of which was issued in the 2018 Fiscal Year, and Mr. Schwartz had no options outstanding.
(8)	At December 31, 2018, the aggregate number of shares of restricted Common Stock held by Ms. Lynch was 3,393, all of which was issued in the 2018 Fiscal Year, and Ms. Lynch had no options outstanding.
(9)	At December 31, 2018, the aggregate number of shares of restricted Common Stock held by Mr. Smith was 3,393, all of which was issued in the 2018 Fiscal Year, and Mr. Smith had no options outstanding.

Directors who are also employees of the Company are not paid any fees or other remuneration for service on the Board of Directors or any of its committees. In the 2018 Fiscal Year, each non-employee director received the following compensation: (i) a grant of 3,393 shares of restricted Common Stock, vesting on the first anniversary of the grant date, May 25, 2019 and (ii) $75,000.

In the 2018 Fiscal Year, members of the Audit Committee, Nominating/Corporate Governance Committee and Compensation Committee each received an additional $10,000 for serving on such committees, except that (a) the Chairman of the Audit Committee received $35,000 for serving in this role and (b) the Chairman of the Compensation Committee received $15,000, instead of $10,000. The Company reimburses its directors for any out-of-pocket expenses incurred by them in connection with services provided in such capacity.

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STOCK OWNERSHIP

Security Ownership of Certain Beneficial Owners

The following table sets forth information as of the Record Date (unless otherwise indicated) with respect to the beneficial ownership of the Common Stock of the Company by each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of the Common Stock of the Company. A person is deemed to be a beneficial owner of any securities which that person has the right to acquire within 60 days.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percentage of Class

BlackRock Inc.
55 East 52nd Street
New York, NY 10055	11,790,955	13.5	% (2)

The Vanguard Group
100 Vanguard Boulevard
Malvern, Pennsylvania 19355	8,025,146	9.17	% (3)

Steven Madden
c/o Steven Madden, Ltd.
52-16 Barnett Avenue
Long Island City, NY 11104	6,375,327	[__]	% (4)

(1)	Beneficial ownership as reported in the table below has been determined in accordance with Item 403 of Regulation S-K and Rule 13d-3 of the Exchange Act and based upon [________] shares of Common Stock outstanding (excluding treasury shares) as of the Record Date.
(2)	Based solely on a Statement on Schedule 13G filed with the SEC on January 31, 2019 by BlackRock, Inc. (“BlackRock”), BlackRock has sole voting power with respect to 11,596,816 of such shares and sole dispositive power with respect to all such shares.
(3)	Based solely on a Statement on Schedule 13G filed with the SEC on February 11, 2019 by The Vanguard Group (“Vanguard”), Vanguard has sole voting power with respect to 177,906 of such shares, shared voting power with respect to 10,900 of such shares, sole dispositive power with respect to 7,843,814 of such shares and shared dispositive power with respect to 181,332 of such shares.
(4)	Mr. Madden’s beneficial ownership includes: (i) 50,000 shares of Common Stock held by BOCAP Corp, a corporation wholly-owned by Mr. Madden; (ii) 4,134,238 shares of restricted Common Stock granted under the 2006 Plan (which restricted stock includes (A) 1,567,560 shares which will vest in equal annual installments over five years commencing on December 31, 2019 through December 31, 2023, (B) 2,366,678 shares which will vest in equal annual installments over five years commencing on December 31, 2019 through December 31, 2023 and (C) 200,000 shares which will vest in substantially equal annual installments over three years commencing on December 31, 2024, in each case subject to forfeiture pursuant to the terms of the 2006 Plan and of Mr. Madden’s employment agreement, as amended); (iii) 1,068,750 shares of Common Stock that may be acquired through the exercise of options that are exercisable as of, or will become exercisable within 60 days of, the Record Date; and (iv) 1,122,339 shares of Common Stock held by Mr. Madden directly.

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Security Ownership of Directors and Executive Officers

The following table sets forth information as of the Record Date (unless otherwise indicated) with respect to the beneficial ownership of Common Stock held by (a) each current director and nominee; (b) the Chief Executive Officer, the Chief Financial Officer and the three most highly compensated executive officers of the Company other than the Chief Executive Officer and the Chief Financial Officer (the “Named Executive Officers”); and (c) all current directors and executive officers as a group. A person is deemed to be a beneficial owner of any securities which that person has the right to acquire within 60 days. Each director and executive officer has sole voting power and sole dispositive power with respect to all shares beneficially owned by him or her.

Name of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership (2)	Percentage of Class

Edward R. Rosenfeld	935,666	*	%(3)
Amelia Newton Varela	231,276	*	%(4)
Arvind Dharia	109,607	*	%(5)
Awadhesh Sinha	86,767	*	%(6)
Karla Frieders	123,207	*	%(7)
Mitchell S. Klipper	3,393	*	%(8)
Rose Peabody Lynch	10,654	*	%(9)
Peter Migliorini	10,239	*	%(10)
Richard P. Randall	34,105	*	%(11)
Ravi Sachdev	57,973	*	%(12)
Thomas H. Schwartz	24,402	*	%(13)
Robert Smith	20,347	*	%(14)
All Directors and Executive Officers as a Group (13 persons)	1,679,476		[%](15)

*	Indicates beneficial ownership of less than 1%.
(1)	The address for each of the individuals named above is c/o Steven Madden, Ltd., 52-16 Barnett Avenue, Long Island City, New York 11104.
(2)	Beneficial ownership as reported in the table above has been determined in accordance with Item 403 of Regulation S-K and Rule 13d-3 of the Exchange Act and based upon [______] shares of Common Stock outstanding (excluding treasury shares) as of the Record Date.
(3)	Mr. Rosenfeld’s beneficial ownership includes: (i) 496,587 shares of restricted Common Stock; and (ii) 439,079 shares of Common Stock held by Mr. Rosenfeld.
(4)	Ms. Varela’s beneficial ownership includes: (i) 75,000 shares of Common Stock that may be acquired through the exercise of options that are exercisable as of, or will become exercisable within 60 days of, the Record Date; (ii) 24,838 shares of restricted Common Stock; and (iii) 131,438 shares of Common Stock held by Ms. Varela.
(5)	Mr. Dharia’s beneficial ownership includes: (i) 18,163 shares of restricted Common Stock; and (ii) 91,444 shares of Common Stock held by Mr. Dharia.
(6)	Mr. Sinha’s beneficial ownership includes: (i) 16,910 shares of restricted Common Stock; and (ii) 69,857 shares of Common Stock held by Mr. Sinha.
(7)	Ms. Frieders’ beneficial ownership consists of (i) 62,130 shares of restricted Common Stock; and (ii) 61,077 shares of Common Stock held by Ms. Frieders.
(8)	Mr. Klipper’s beneficial ownership consists of 3,393 shares of restricted Common Stock.
(9)	Ms. Lynch’s beneficial ownership consists of (i) 3,393 shares of restricted Common Stock; and (ii) 7,261 shares of Common Stock held by Ms. Lynch.
(10)	Mr. Migliorini’s beneficial ownership includes: (i) 3,393 shares of restricted Common Stock; and (ii) 6,846 shares of Common Stock held by Mr. Migliorini.
(11)	Mr. Randall’s beneficial ownership includes: (i) 3,393 shares of restricted Common Stock; and (ii) 30,712 shares of Common Stock held by Mr. Randall.
(12)	Mr. Sachdev’s beneficial ownership includes: (i) 3,393 shares of restricted Common Stock; and (ii) 54,580 shares of Common Stock held by Mr. Sachdev.
(13)	Mr. Schwartz’s beneficial ownership includes: (i) 3,393 shares of restricted Common Stock; and (ii) 21,009 shares of Common Stock held by Mr. Schwartz.
(14)	Mr. Smith’s beneficial ownership includes: (i) 3,393 shares of restricted Common Stock; and (ii) 16,954 shares of Common Stock held by Mr. Smith.
(15)	Includes, in the aggregate, 75,000 shares of Common Stock that may be acquired through the exercise of options that are exercisable as of, or will become exercisable within 60 days of, the Record Date; (ii) 670,501 shares of restricted Common Stock; and (iii) 933,975 shares of Common Stock held by such beneficial owners.

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Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires that the Company’s directors and officers, and persons who beneficially own more than 10% of a registered class of the Company’s equity securities, file with the SEC reports of initial ownership of Common Stock and subsequent changes in that ownership and furnish the Company with copies of all forms they file with the SEC pursuant to Section 16(a) of the Exchange Act.

Based solely on our review of the copies of such forms received by us, or written representations received from certain Section 16(a) reporting persons, the Company believes that, during the fiscal year ended December 31, 2018, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with during, or in respect of, the 2018 Fiscal Year.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Executive Summary

This Compensation Discussion and Analysis describes the overall principals and objectives and specific features of our executive compensation program, primarily focused on the executive compensation program’s application to our Chief Executive Officer and the other executive officers of the Company included in the Summary Compensation Table, whom we refer to collectively in this Proxy Statement as the “Named Executive Officers.”

Over the last ten years our stock price has increased at an annual rate of 21.8% after adjusting for stock splits. Our 2018 year-end stock price decreased 2.8% from our 2017 year-end stock price after adjusting for a three-for-two stock split of our Common Stock that occurred on October 11, 2018. However, after including the effect of dividends, total stockholder return declined just 0.8%. This resulted in a one-year total stockholder return at the 35th percentile as compared with our peer group for 2019.

In February 2018, the Board of Directors of the Company approved the initiation of a quarterly cash dividend on the Company’s outstanding shares of Common Stock as part of its cash deployment strategy to drive shareholder value or enhance shareholder returns. A quarterly cash dividend of $0.13 per share was paid to stockholders on each of March 29, 2018, June 29, 2018 and September 28, 2018 and a quarterly cash dividend of $0.14 per share was paid to stockholders on December 31, 2018.

On September 11, 2018, the Company’s Board of Directors declared a three-for-two stock split of the Company’s outstanding shares of Common Stock, effected in the form of a stock dividend on the Company’s outstanding Common Stock. Stockholders of record at the close of business on October 1, 2018 received one additional share for every two shares of Common Stock owned on that date. The additional shares were distributed to the Company’s stockholders on October 11, 2018. All share data provided herein gives effect to this stock split, applied retroactively.

During 2018, the Company delivered solid financial results, driven by the strong performance of the Company’s Steve Madden and Blondo businesses in both domestic and international markets as well as strong growth in Steve Madden and private label handbags. Net sales for the 2018 Fiscal Year increased by 7.0% to $1.65 billion from $1.55 billion in the year ended December 31, 2017. Net income was $129.1 million, or $1.50 per diluted share, for the 2018 Fiscal Year as compared to net income of $117.9 million, or $1.36 per diluted share, for the year ended December 31, 2017. On an adjusted basis, net income was $157.7 million, or $1.83 per diluted share, for the 2018 Fiscal Year as compared to net income of $129.3 million, or $1.49 per diluted share, for the year ended December 31, 2017.2

Reflecting the Company’s financial and stock price performance in 2018, overall Named Executive Officer bonus awards, which are paid in the form of both cash and time-vested restricted stock grants, decreased 3.9% from the previous year. As our general practice is to award bonuses and grant equity based on Named Executive Officer performance for the preceding year, we are able to maintain relative alignment between pay and performance.

2 A reconciliation of adjusted results is included in Annex A to this Proxy Statement.

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Compensation Objectives and Strategy

The Company’s executive officer compensation program is designed to attract and retain the caliber of officers needed to ensure the Company’s continued growth and profitability and to reward them for their performance, for the Company’s performance and for creating longer-term value for our stockholders. The primary objectives of the program are to:

•	align rewards with performance that creates stockholder value;
•	support the Company’s strong team orientation;
•	encourage high-potential team players to build a career at the Company; and
•	provide rewards that are cost-efficient, competitive with other similarly-positioned organizations and fair to employees and stockholders.

The Company’s executive compensation programs are approved and administered by the Compensation Committee of the Board of Directors. Working with management and outside advisors, the Compensation Committee has developed a compensation and benefits strategy that rewards performance and reinforces a culture that the Compensation Committee believes will drive long-term success.

The compensation program rewards team accomplishments while promoting individual accountability. The executive officer compensation program depends in significant measure on Company results, but business unit results and individual accomplishments are also very important factors in determining each executive’s compensation. The Company has a robust planning and goal-setting process that is fully integrated into the compensation system, enhancing a strong relationship among individual efforts, Company results and financial rewards.

A major portion of total compensation is placed at risk through annual and long-term incentives. As noted below, discretionary bonuses were paid to the Named Executive Officers. The combination of incentives is designed to balance annual operating objectives and Company earnings performance with longer-term stockholder value creation.

To implement its primary objectives, the Company seeks to provide competitive compensation that is commensurate with performance. The Company targets compensation at the median of the market and calibrates both annual and long-term incentive opportunities to generate less-than-median awards when goals are not fully achieved and greater-than-median awards when goals are exceeded.

The Company believes that there is great value to the Company in having a team of long-tenured, seasoned managers and seeks to promote a long-term commitment from its senior executives. The Company’s team-focused culture and management processes are designed to foster this commitment. In addition, restricted Common Stock awards granted to Named Executive Officers in the 2018 Fiscal Year reinforce this long-term orientation with annual vesting over four to five-year periods.

Role of the Compensation Committee

General. The Compensation Committee provides overall guidance for the Company’s executive compensation policies and determines the amounts and elements of compensation for the Company’s executive officers and outside directors. The Compensation Committee currently consists of four members of the Company’s Board of Directors, Ms. Lynch and Messrs. Migliorini, Schwartz and Smith, each of whom is an independent director under Rule 5605 of The Nasdaq Global Select Market listing standards and a “non-employee director” as defined under the SEC’s rules.

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When considering decisions concerning the compensation of executives, other than the Chief Executive Officer, the Compensation Committee asks for the recommendations of the Chief Executive Officer, including his detailed evaluation of each executive’s performance. No executive has a role in recommending compensation for outside directors. With respect to the application of the Company’s incentive compensation plans to non-employee directors, the Board of Directors functions as the Compensation Committee.

Use of Outside Advisors. In making its determinations with respect to executive compensation, the Compensation Committee has historically engaged the services of an independent compensation consulting firm. The Compensation Committee has retained the services of Arthur J. Gallagher & Co.’s Human Resources & Compensation Consulting Practice (“Gallagher”) since 2005 to assist with its review of the compensation packages and employment agreements of the Chief Executive Officer and other executive officers. In 2018 and 2019, Gallagher worked with the Compensation Committee to assess the reasonableness of discretionary cash bonus payments and equity grants to Messrs. Rosenfeld, Dharia and Sinha and Mses. Frieders and Varela based on the Company’s and the individual’s performance in the 2018 Fiscal Year and the reasonableness of the terms of a new employment agreement for Mr. Rosenfeld and an amendment of Mr. Dharia’s employment agreement as compared with comparable positions in the peer group listed below. Executive compensation for the Named Executive Officers was based on employment agreements with pay structures and levels guided by Gallagher’s market studies just prior to the consummation of the agreements. Position-specific market studies were completed at the time of the employment agreement extension in support of the design of these agreements. The Compensation Committee also consulted Gallagher with respect to the establishment of a performance-based bonus pool based on a percentage of the Company’s net income in the 2018 Fiscal Year as well as the adoption of the Steven Madden, Ltd. 2019 Incentive Compensation Plan (the “2019 Plan”), which will replace the 2006 Plan, the term of which will expire on April 6, 2019. Gallagher provides only executive compensation consulting services and works with management only at the behest of the Compensation Committee.

The Compensation Committee retains Gallagher directly, although in carrying out assignments, Gallagher also interacts with Company management, when necessary and appropriate, in order to obtain compensation and performance data for the executives and the Company. In addition, Gallagher may, in its discretion, seek input and feedback from management regarding its consulting work product for the Compensation Committee in order to confirm alignment with the Company’s business strategy and identify data questions or other similar issues, if any, prior to completion of a project for the Compensation Committee.

Independence of Outside Advisors. The Compensation Committee has the sole authority to retain, terminate, approve the fees and set the terms of the Company’s relationship with any outside advisors who assist the Committee in carrying out its responsibilities, and may select or receive advice from any compensation consultant or other advisor only after taking into consideration all factors relevant to the consultant’s independence from management, including the factors set forth in the Nasdaq’s rules.

Accordingly, the Compensation Committee reviews annually its relationship with Gallagher to ensure its independence on executive compensation matters. Prior to selecting and receiving advice from Gallagher with respect to executive compensation in the 2018 Fiscal Year, the Compensation Committee reviewed the independence of Gallagher and the individual representatives of Gallagher who served as the committee’s advisors. The Compensation Committee determined that no conflicts of interest exist between the Company and Gallagher (or any individuals working on the Company’s account on behalf of Gallagher). In reaching such determination, the Compensation Committee considered, among other things, the following factors: (i) that Gallagher provides no services to the Company other than the executive compensation consulting services; (ii) the fees paid by us to Gallagher as a percentage of Gallagher’s total revenue; (iii) the representations by Gallagher as to its policies and procedures that are designed to prevent a conflict of interest; (iv) any business or personal relationships between the individual representatives of Gallagher who advised the Compensation Committee and any member of the Compensation Committee; and (v) any business or personal relationships between our executive officers and Gallagher or the individual representatives of Gallagher.

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 Consideration of 2018 Stockholder Say on Pay Vote. At our 2018 Annual Meeting of Stockholders, our stockholders overwhelmingly approved, on an advisory basis, the compensation of our Named Executive Officers (96% of votes cast). This continues the string of 94% or higher approvals that began with the initial say on pay vote in 2011. The Compensation Committee believes this level of stockholder support reflects a very strong endorsement of our compensation policies and decisions. The Compensation Committee has considered the results of this advisory vote on executive compensation in determining the Company’s compensation policies and decisions for 2019, and has determined that these policies and decisions are appropriate and in the best interests of the Company and its stockholders at this time.

Compensation Structure

Pay Elements - Overview

The Company utilizes four main components of compensation:

•	base salary;
•	annual performance-based bonuses;
•	long-term equity incentives (consisting of stock options and/or restricted stock); and
•	benefits and perquisites.

Pay Elements - Details

Base Salary. The Company paid base salaries to each of the Named Executive Officers to provide them with fixed pay commensurate with the Named Executive Officer’s role and responsibilities, experience, expertise and individual performance. As more fully described in the section of this Proxy Statement captioned “Employment Arrangements,” as of December 31, 2018, the Company had employment agreements with each of the Named Executive Officers. The Compensation Committee, as constituted at the time the parties entered into the employment agreements or any amendments thereof, reviewed and approved the salary established in each such agreement or amendment. The Compensation Committee considered each employee’s salary history, value in the marketplace and performance (including at the Company and previous employment).

The annual base salary of our Chief Executive Officer, Edward R. Rosenfeld, was fixed at $900,000 for the 2018 Fiscal Year under his prior employment agreement which expired on December 31, 2018. Mr. Rosenfeld’s new employment agreement dated December 31, 2018, which remains in effect until December 31, 2021, provides Mr. Rosenfeld with an annual base salary of $945,000 for the year ending December 31, 2019, $992,250 for the year ending December 31, 2020 and $1,041,863 for the year ending December 31, 2021. The annual base salary of our President, Amelia Newton Varela, was fixed at $650,000 for the year ended December 31, 2018 and is $670,000 for the year ending December 31, 2019 under an employment agreement dated December 30, 2016, which remains in effect until December 31, 2019. The annual base salary of our Chief Operating Officer, Awadhesh Sinha, was fixed at $702,000 for the year ended December 31, 2018 and is $723,000 for the year ending December 31, 2019 under an employment agreement dated December 30, 2016, which remains in effect until December 31, 2019. Under the employment agreement, as amended, of our Chief Financial Officer, Arvind Dharia, which remains in effect until December 31, 2020, Mr. Dharia’s annual base salary was $582,455 for the year ended December 31, 2019 and is $611,578 for the year ending December 31, 2019 and $642,157 for the year ending December 31, 2020. Our Chief Merchandising Officer, Karla Frieders, began the 2018 Fiscal Year with an annual base salary of $550,000 under an employment agreement dated April 11, 2017, which remains in effect through April 30, 2020, and provides Ms. Frieders with an annual base salary of $570,000 from May 1, 2018 through April 30, 2019 and an annual base salary of $590,000 from May 1, 2019 through April 30, 2020. Please see the section of this Proxy Statement captioned “Summary Compensation Table” and “Employment Arrangements” for a more detailed description of their employment agreement and compensation. The 2019 salary increases, if any, for our Named Executive Officers, as reflected in the following table, are generally consistent with those of other management employees.

Named Executive Officer	2018 Salary		2019 Salary
Edward R. Rosenfeld	$900,000		$945,000
Amelia Newton Varela	$650,000		$670,000
Arvind Dharia	$582,455		$611,578
Awadhesh Sinha	$702,000		$723,000
Karla Frieders	$570,000	*	$590,000	*

*	As noted above, Ms. Frieders began the 2018 Fiscal Year with an annual base salary of $550,000. Her annual base salary increased to $570,000 for the period May 1, 2018 through April 30, 2019 and will increase to $590,000 for the period May 1, 2019 through April 30, 2020.
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Annual Performance-based Bonus - Based on Specific Performance Metrics. Annual performance-based cash bonuses, if any, for Named Executive Officers are established in their respective employment agreements. The Compensation Committee reviewed and approved the bonus provisions fixed in each such employment agreement at the time the parties entered into such agreements and any amendments thereof. Such bonus provisions generally provide for variable or discretionary bonuses designed to reward attainment of business goals.

Mr. Sinha’s employment agreement entitles him to an annual performance-based bonus for the 2018 Fiscal Year in an amount equal to 2% of the increase in the Company’s EBITDA for that year over the Company’s EBITDA for the immediately preceding year. For any business acquired after December 30, 2016, EBITDA from the acquired business is included in the bonus calculation starting with the first full quarter under Company ownership, provided that the prior year’s EBITDA will likewise be adjusted to include EBITDA from the acquired business for comparable quarters in the prior year on a pro forma basis assuming the Company had owned the business. The maximum annual bonus is $600,000, the first $300,000 of which is payable in cash and for any amount of the annual bonus in excess of $300,000 by a grant of restricted shares of Common Stock, which restricted shares of Common Stock will vest in three equal annual installments commencing on the first anniversary of the grant date. For the 2018 Fiscal Year, on March 15, 2019, Mr. Sinha received an annual performance-based cash bonus of $274,600, reflecting 2% of $13,729,980, the increase in 2018 EBITDA over that of 2017.

Ms. Varela’s employment agreement entitles her to an annual performance-based cash bonus for the 2018 Fiscal Year in an amount equal to 2% of the increase in the Company’s total EBIT for that year over the Company’s EBIT for the immediately preceding year, less any deductions as shall be required to be withheld by any applicable laws or regulations. EBIT attributable to any business acquired by the Company after December 30, 2016 will not be included in the calculation of this bonus. For the 2018 Fiscal Year, on March 15, 2019, Ms. Varela received an annual performance-based cash bonus of $263,302, reflecting 2% of $13,165,123, the increase in 2018 EBIT over that of 2017.

As provided in the 2006 Plan and the 2019 Plan, the maximum payment that may be made to an individual under any performance-based cash award during any fiscal year and subject to the attainment of specified performance goals is $10,000,000. The Compensation Committee may, in its sole discretion, elect to pay an individual an amount that is less than the individual’s target award regardless of the degree of attainment of the performance goals.

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For the 2018 Fiscal Year, the Compensation Committee established a bonus pool for Named Executive Officers and other key executives of the Company based on 6% of net income of the Company achieved in the 2018 Fiscal Year. Net income was selected because it is highly correlated with stock price performance. The Compensation Committee also fixed for each executive his or her maximum share of the 2018 bonus pool, which was 30% for Mr. Rosenfeld and 14% for each of the other Named Executive Officers. In the 2018 Fiscal Year, the Company achieved net income of $129,136,000, which resulted in a bonus pool of $7,748,160. The Compensation Committee determined to pay a bonus to Mr. Rosenfeld in an amount in excess of his individual target award and bonuses to certain of the other Named Executive Officers in amounts that were below their individual target awards for the 2018 Fiscal Year and to pay the bonuses in a combination of cash and restricted shares of Common Stock that vest annually over five years. Accordingly, on March 15, 2019, the Company paid performance-based cash bonuses of $500,000, $220,000 and $100,000 to Mr. Rosenfeld, Mr. Dharia and Ms. Frieders, respectively, and, on March 15, 2019, the Company paid performance-based bonuses in the form of restricted stock to two of our Named Executive Officers as indicated in the following table.

Named Executive Officer	2019 Restricted Stock Grant Value for 2018 Performance	Number of Shares of Restricted Stock Awarded*	Annual Vesting
Edward R. Rosenfeld	$2,981,686	91,547	5 years
Amelia Newton Varela	—	—	—
Arvind Dharia	—	—	—
Awadhesh Sinha	—	—	—
Karla Frieders	$496,953	15,258	5 years

*	In accordance with applicable SEC rules, the Summary Compensation Table included in this Proxy Statement does not report the grant date fair value of these restricted stock awards because, while earned in 2018, the grants were not made until after the close of the 2018 Fiscal Year. The 2019 Summary Compensation Table to be included in our proxy statement for our 2020 Annual Meeting of Stockholders will contain the grant date fair value of these restricted stock awards provided these individuals are named executive officers in that proxy statement.

The decision to pay cash bonuses to Messrs. Rosenfeld and Dharia and Ms. Frieders, and to award restricted shares of Common Stock to Mr. Rosenfeld and Ms. Frieders for the 2018 Fiscal Year and the amount of each such Named Executive Officer’s bonus was determined at the discretion of the Compensation Committee, but within the parameters of the bonus pool for Named Executive Officers, with the exception of Mr. Rosenfeld who received in cash and restricted shares 44.9% of the 2018 bonus pool. The Compensation Committee evaluated a variety of indicators of the Company’s overall financial performance, including total shareholder return, operating income, earnings per share and return on invested capital, and assessed and made subjective judgments as to each of these executive’s individual contribution towards the Company’s performance in the 2018 Fiscal Year in determining whether to pay bonuses to these executives and establishing the amounts to be paid. With respect to the determination to award bonuses to Mr. Dharia and Ms. Frieders, the Compensation Committee also considered the recommendations of the Chief Executive Officer, Mr. Rosenfeld.

The Compensation Committee consulted Gallagher regarding the establishment of the bonus pool and the individual target awards for the 2018 Fiscal Year to ensure the bonus pool and the individual target awards were within market range for each executive.

Long-term Equity Incentives. Management and the Compensation Committee believe that equity-based awards are an important factor in aligning the long-term financial interest of the executive officers and stockholders. The Compensation Committee continually evaluates the use of equity-based awards and intends to continue to use such awards in the future as part of designing and administering the Company’s compensation program. Beginning in 2006, the Compensation Committee modified its prior practice of granting equity incentives solely in the form of stock options with periodic awards of restricted stock in order to grant awards that contain both substantial incentive and retention characteristics. These awards are designed to provide emphasis on preserving stockholder value generated in recent years while providing significant incentives for continuing growth in stockholder value.

In the 2018 Fiscal Year, the Company made grants of 100,000 and 16,666 restricted shares of Common Stock to Mr. Rosenfeld and Ms. Frieders, respectively, for performance in the fiscal year ended December 31, 2017. The restricted stock awards made to Mr. Rosenfeld and Ms. Frieders vest in five equal annual installments. Gallagher reviewed the individual grant values relative to market practice. These equity awards in the 2018 Fiscal Year were made under the 2006 Plan.

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The restricted stock awards in the 2018 Fiscal Year also included a grant to (a) Mr. Sinha of 2,493 restricted shares of Common Stock on March 15, 2018, which restricted stock award will vest in three equal annual installments on December 15, 2018, December 15, 2019 and December 15, 2020, and was awarded as a portion of his annual performance-based bonus based on the increase in 2017 EBITDA over that of 2016, (b) Mr. Dharia of 18,750 restricted shares of Common Stock on May 1, 2018 in respect of an April 20, 2018 amendment of his employment agreement, which restricted stock award will vest in three nearly equal installments on December 15, 2018, December 15, 2019 and December 15, 2020 and (c) Mr. Rosenfeld of 87,500 restricted shares of Common Stock on December 31, 2018 in respect of his new three-year employment agreement, which restricted stock award will vest in five equal annual installments commencing on December 1, 2019. Each of these restricted stock awards was made under the 2006 Plan.

The Committee intends to continue to review the equity mix to achieve the ideal incentive for both performance and retention. With respect to stock options, the 2019 Plan provides generally that the exercise price shall be the fair market value of the Company’s Common Stock at the time of grant, which is defined for purposes of the 2019 Plan to mean the closing price reported for the Common Stock on the applicable date (a) as reported on the principal national securities exchange on which it is then traded or (b) if not traded on any such national securities exchange, the last sale price quoted in the principal over-the-counter market on which the Common Stock is quoted.

Other Benefits and Perquisites. The Company’s executive compensation program also includes other benefits and perquisites. These benefits and perquisites include annual matching contributions to executive officers’ 401(k) plan accounts, company-paid medical benefits, automobile allowances and leased automobiles and life insurance coverage. The Compensation Committee annually reviews these other benefits and perquisites and makes adjustments as warranted based on competitive practices, the Company’s performance and the individual’s responsibilities and performance. The Compensation Committee has approved these other benefits and perquisites as a reasonable component of the Company’s executive officer compensation program. Please see the section of this Proxy Statement captioned “Summary Compensation Table and, specifically, the column entitled “All Other Compensation” and the corresponding footnotes.

Pay Mix

The Company utilizes the particular elements of compensation described above because the Company believes that it provides a well-proportioned mix of secure compensation, retention value and at-risk compensation, which produces short-term and long-term performance incentives and rewards. By following this approach, the Company provides the executives a measure of security in the minimum expected level of compensation, while motivating the executives to focus on business metrics and other variables within their particular sector which will increase sales and margins and at the same time lower costs so as to produce a high level of short-term and long-term performance for the Company and long-term wealth creation for the executives, as well as reducing the risk of recruitment of top executive talent by competitors. The mix of metrics used for the annual performance bonuses and the Company’s long-term incentive program likewise provides an appropriate balance between short-term financial performance and long-term stock performance.

For the Named Executive Officers, the mix of compensation is weighted heavily toward at-risk pay (annual incentives and long-term incentives). Maintaining this pay mix results fundamentally in a pay-for-performance orientation for the Company’s executives, which is aligned with the Company’s stated compensation philosophy of providing compensation commensurate with performance.

Pay Levels and Benchmarking

Pay levels for executives are determined based on a number of factors, including the individual’s roles and responsibilities within the Company, the individual’s experience and expertise, the pay levels for peers within the Company, pay levels in the marketplace for similar positions and performance of the individual and the Company as a whole. The Compensation Committee is responsible for approving pay levels for the Named Executive Officers. In determining the pay levels, the Compensation Committee considers all forms of compensation and benefits.

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The Compensation Committee assesses “competitive market” compensation using a number of sources. The primary data source used in setting competitive market levels for the Named Executive Officers is the information publicly disclosed by a peer group of the Company, which is reviewed annually and may change from year to year. For the 2018 Fiscal Year, executive compensation and compensation design was reviewed for the purpose of assessing bonus awards in early 2018 in the context of overall compensation and in relation to the following peer companies:

Caleres, Inc.	Guess, Inc.	RTW Retailwinds, Inc.
Cato Corp.	Kate Spade & Co.*	Shoe Carnival, Inc.
Crocs, Inc.	Lululemon Athletica, Inc.	Skechers U.S.A. Inc.
Deckers Outdoor Corp.	Movado Group, Inc.	Under Armour, Inc.
G-III Apparel Group, Ltd.	Oxford Industries, Inc.	Wolverine World Wide, Inc.
Genesco, Inc.	Perry Ellis International, Inc.*

*	Kate Spade & Co. was acquired by Tapestry, Inc. (f./k/a Coach, Inc.) and Perry Ellis International, Inc. became a privately held company subsequent to the competitive market study.

The market capitalization and trailing twelve months revenue of the Company and each peer company follows:

Company	Market Cap*	TTM Revenue**
Steven Madden, Ltd.	$2.65 B	$1.65 B
Caleres, Inc.	$1.19 B	$2.83 B
Cato Corp.	$0.35 B	$0.82 B
Crocs, Inc.	$1.74 B	$1.09 B
Deckers Outdoor Corp.	$3.73 B	$2.03 B
G-III Apparel Group, Ltd.	$1.38 B	$3.08 B
Genesco, Inc.	$0.89 B	$2.19 B
Guess, Inc.	$1.68 B	$2.63 B
Kate Spade & Co.	—	—
Lululemon Athletica, Inc.	$16.10 B	$2.65 B
Movado Group, Inc.	$0.73 B	$0.57 B
Oxford Industries, Inc.	$1.20 B	$1.10 B
Perry Ellis International, Inc.	—	—
RTW Retailwinds, Inc.	$0.18 B	$0.89 B
Shoe Carnival, Inc.	$0.52 B	$1.02 B
Skechers U.S.A. Inc.	$3.61 B	$4.66 B
Under Armour, Inc.	$7.58 B	$5.19 B
Wolverine World Wide, Inc.	$2.92 B	$2.24 B

*	Market capitalization is as of 12/31/2018.

**	TTM is last four quarters of publicly reported revenue.

After consideration of the data collected on external competitive levels of compensation and internal needs, the Compensation Committee makes decisions regarding the Named Executive Officer’s target total compensation opportunities based on the need to attract, motivate and retain an experienced and effective management team. Relative to the competitive market data, the Compensation Committee generally intends that the base salary and target annual incentive compensation for each Named Executive Officer will be at the median of the competitive market.

As noted above, notwithstanding the Company’s overall pay positioning objectives, pay opportunities for specific individuals vary based on a number of factors such as scope of duties, tenure, institutional knowledge and/or difficulty in recruiting a new executive. Actual total compensation in a given year will vary above or below the target compensation levels based primarily on the attainment of operating goals and the creation of stockholder value.

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Compensation Committee Discretion

The Compensation Committee retains the discretion to decrease all forms of incentive payouts based on significant individual or Company performance shortfalls, with the exception of any such payouts that are to be made pursuant to contractual commitments, such as the bonuses that may be paid to Mr. Sinha and Ms. Varela, which are tied to the Company’s EBITDA and EBIT, respectively, for the preceding year pursuant to their employment agreements. Similarly, the Compensation Committee retains the discretion to increase payouts and/or consider special awards for significant achievements, including, but not limited to, superior asset management, investment or strategic accomplishments and/or consummation of acquisitions, divestitures, capital improvements to existing properties, or sales made by certain of the Company’s divisions.

Pay Ratio

As required by the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), the following disclosure provides the relationship of the total annual compensation of our median-paid employee to the total annual compensation of our Chief Executive Officer, Mr. Rosenfeld. The table below sets forth the total annual compensation for Mr. Rosenfeld and the median-paid employee of the Company, who is a full-time stock associate, and the ratio between the two.

Median employee annual total compensation	$23,416
Mr. Rosenfeld annual total compensation	$7,081,968
Ratio of Chief Executive Officer to median employee compensation	302:1

We determined our median employee as of October 1, 2018, which date is within the last three months of the 2018 Fiscal Year, as permitted by the pay ratio rule under the Dodd-Frank Act. In determining our median employee, we applied the “de minimis” exemption under the rule, which allows the exemption of 5% or less of the Company’s total global workforce in jurisdictions outside of the U.S., which amounts to 184 employees based on our total global workforce of 3,688 employees. As such, we excluded all of our employees in each of Hong Kong (28 employees), The Netherlands (28 employees) and South Africa (84 employees), which in total amount to 140 employees or 4%. We did not exclude from consideration any employees who joined the Company during the 2018 Fiscal Year as the result of a business acquisition or combination. Employees on leave of absence were excluded and wages and salaries were annualized for those employees that were not employed for the entire 2018 Fiscal Year. To identify our median employee, we used payroll data consisting of salary, hourly wage, overtime wage, bonus, commissions, vesting of equity awards and any similar payroll items for all of our employees included in the calculation.

Once we identified our median employee, we determined that employee’s annual total compensation amount for the 2018 Fiscal Year using the same method required for calculating our Chief Executive Officer’s (and other named executive officers’) total annual compensation for purposes of the Summary Compensation Table, except that, for simplicity, employer contributions to the Company’s 401(k) plan and medical benefits were excluded as all employees, including our Chief Executive Officer, are offered the same benefits and the Company utilizes the Internal Revenue Service safe harbor provision for 401(k) discrimination testing.

The ratio stated above is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K. It is based on the methodologies, assumptions and estimates described below and is not necessarily comparable to the ratios reported by other companies.

Risk Assessment

Bonus payments to executives are based either on the discretion of the Compensation Committee or are tied to growth in various indicators of financial performance, such as EBITDA and EBIT. Long-term incentives have been granted in the form of stock options and time-vested restricted stock that generally vest over four or five years. These programs have been in place for several years and have proved effective in rewarding performance while not encouraging inappropriate risk-taking.

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The Compensation Committee undertook to review and evaluate all of our executive and company-wide compensation plans and programs to assess whether any aspect of these plans and programs would encourage inappropriate risk-taking by the Company’s executives and non-executive employees that could have a material adverse effect on the Company and to confirm that the Company has adequate risk management controls in place to ensure that executive and company-wide compensation is reasonable and achieves its intended incentive without creating unacceptable risk. Based on such review and evaluation, the Compensation Committee believes there is no material adverse risk to the Company that is related to our compensation programs for executives and non-executives.

This review and evaluation of the risks associated with our compensation plans and programs consisted of:

•	identifying those business risks that could be material to the Company and identifying our existing risk management system;
•	reviewing and analyzing our compensation plans and programs to identify plan and program features that could potentially encourage or introduce excessive or imprudent risk taking of a material nature;
•	identifying the business risks that our compensation plan and program features could potentially encourage or create;
•	balancing these business risks against our existing internal control systems designed to manage and mitigate these business risks; and
•	analyzing whether the unmitigated risks, as a whole, are reasonably likely to have a material adverse effect on the Company.

Various persons were consulted during the course of the assessment, including our executive officers and senior members of our human resources department. The Compensation Committee engages Gallagher to review our executive and company-wide compensation plans and programs and provide advice regarding appropriate levels of incentive.

The Compensation Committee noted several features of our compensation structure that mitigate risk, including, for example:

•	the Company utilizes a pay mix that is well balanced between short-term financial performance and long-term stock performance, comprised of secure compensation in the form of base salary, short-term incentives in the form of potential for cash bonuses, and long-term incentives in the form of stock options and time-vested restricted stock that generally vest over four or five years;
•	in most instances, management or the Compensation Committee retains the discretion to decrease all forms of incentive compensation based on significant individual or Company performance shortfalls;
•	we periodically benchmark our compensation plans and programs and target executive and non-executive compensation within the normal limits of the competitive market; and
•	the Compensation Committee provides oversight of the Company’s compensation plans and programs and compensation philosophy, makes recommendations to the Board with respect to improvements to our compensation plans and programs, and is responsible for reviewing and approving executive compensation and administering and awarding incentive, deferred and equity compensation to our senior executives.

In light of the assessment described above, it was concluded that the risks associated with our compensation plans and programs (executive and company-wide) are not reasonably likely to have a material adverse effect on the Company.

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Implications of Tax and Accounting Matters

As a general matter, the Compensation Committee considers the various tax and accounting implications of compensation vehicles employed by the Company. While the Compensation Committee reviews and considers both the accounting and tax effects of various components of compensation, those effects are not a significant factor in the Compensation Committee’s allocation of compensation among the different components.

As a result of changes to federal tax laws, which became effective in 2018, compensation paid to certain executive officers under arrangements entered into or materially modified after November 2, 2017 generally are not deductible to the extent they result in compensation that exceeds $1 million in any one year for any such executive officer. Before 2018, a deduction was allowed for certain performance-based pay in excess of $1 million for executive officers who were subject to the limitation. Recognizing the importance of linking pay and performance, the Company intends to continue to impose performance conditions on a portion of the compensation of our executive officers.

As more fully described below under the heading “Termination, Change-in-Control and Non-Competition/Non-Solicitation,” with the exception of Ms. Frieders, all of our Named Executive Officers are entitled to receive certain compensation in the event of a termination of employment in connection with a change-in-control event for the Company, which payments may trigger the application of the “golden parachute” provisions of Sections 280G and 4999 of the Code. Section 280G of the Code disallows a tax deduction with respect to excess parachute payments to certain executives of companies that undergo a change-in-control. In addition, Section 4999 of the Code imposes a 20% excise tax on the individual receiving the excess parachute payment. Excess parachute payments are golden parachute payments that exceed an amount determined under Section 280G based on the executive’s prior compensation. In approving the compensation arrangements of our Named Executive Officers, our Compensation Committee considers all elements of the cost to our Company of providing such compensation, including the potential impact of Sections 280G and 4999, which, under certain circumstances, may limit the deductibility to the Company of executive compensation. However, our Compensation Committee may determine, in its judgment, to authorize compensation arrangements that could give rise to loss of deductibility under Section 280G and the imposition of excise taxes under Section 4999 when it believes that such arrangements are appropriate to attract and retain executive talent.

Conclusion

The level and mix of compensation that is finally decided upon as to each executive is considered within the context of both the objective data from the Company’s competitive assessment of compensation and performance, as well as discussion of the subjective factors as outlined above. The Compensation Committee believes that each of the compensation packages for the Named Executive Officers is within the competitive range of practices when compared to the objective comparative data even where subjective factors have influenced the compensation decisions.

Compensation Committee Interlocks and Insider Participation

During the 2018 Fiscal Year, the following directors served on the Compensation Committee: Peter Migliorini (Chairman), Thomas H. Schwartz, Rose Peabody Lynch and Robert Smith. During the 2018 Fiscal Year:

•	none of the members of the Compensation Committee was an officer (or former officer) or employee of the Company or any of its subsidiaries;

•	none of the members of the Compensation Committee had a direct or indirect material interest in any transaction in which the Company was a participant and the amount involved exceeded $120,000;

•	none of the Company’s executive officers served on the compensation committee (or another board committee with similar functions or, if none, the entire board of directors) of another entity where one of that entity’s executive officers served on the Company’s Compensation Committee;
•	none of the Company’s executive officers was a director of another entity where one of that entity’s executive officers served on the Company’s Compensation Committee; and
•	none of the Company’s executive officers served on the compensation committee (or another board committee with similar functions or, if none, the entire board of directors) of another entity where one of that entity’s executive officers served as a director on the Company’s Board of Directors.

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Executive Officers

The following table identifies the executive officers of the Company, and their ages and positions:

Name	Age	Position

Edward R. Rosenfeld	43	Chairman of the Board and Chief Executive Officer
Amelia Newton Varela	47	President
Arvind Dharia	69	Chief Financial Officer and Secretary
Awadhesh Sinha	73	Chief Operating Officer
Karla Frieders	42	Chief Merchandising Officer
Michael Paradise	57	Executive Vice President – General Counsel

Arvind Dharia has been the Chief Financial Officer of the Company since October 1992 and was a director of the Company from December 1993 through May 2004. Mr. Dharia has been Secretary of the Company since 1993. From December 1988 until joining the Company in September 1992, Mr. Dharia was Assistant Controller of Millennium III Real Estate Corp., a real estate management company.

Awadhesh Sinha became the Chief Operating Officer of the Company in July 2005. Mr. Sinha was a director of the Company, from October 2002 to July 2005, before joining the Company as its Chief Operating Officer. Mr. Sinha was the Chief Operating Officer and Chief Financial Officer of WEAR ME Apparel Inc., a company that designs, manufactures and markets branded and non-branded children’s clothing, from 2003 to July 2005. Prior to that, Mr. Sinha worked for Salant Corporation, a company that designs, manufactures and markets men’s clothing, for 22 years, and held the position of Chief Operating Officer and Chief Financial Officer of Salant Corporation from 1998 to 2003.

Karla Frieders has been the Chief Merchandising Officer of the Company since September 2015. Previously, Ms. Frieders served as the President of Retail from January 2013 and the Vice President of Retail from October 2009 until January 2013. Prior to these roles, Ms. Frieders held various buying positions at the Company from 1999.

Michael Paradise joined the Company in May 2016 as Executive Vice President – General Counsel. From 2009, prior to joining the Company, Mr. Paradise was a partner at the New York City law firm of McLaughlin & Stern, LLP, where he practiced corporate, securities and commercial law. He also practiced law at a number of medium and large law firms in New York City. Mr. Paradise received his J.D. degree, with honors, from George Washington University Law School in 1987, and his B.A. degree, cum laude, from the University of Rochester in 1984.

Please see the section of this Proxy Statement captioned “Proposal One: Election of Directors” for biographical summaries and other information concerning the Company’s Chairman of the Board and Chief Executive Officer, Edward R. Rosenfeld, and its President, Amelia Newton Varela, as well as the Company’s other director nominees.

SUMMARY COMPENSATION TABLE

The following table sets forth the compensation information for the Company’s Chief Executive Officer, Chief Financial Officer and the three most highly compensated executive officers other than the Chief Executive Officer and Chief Financial Officer relating to the fiscal years ended December 31, 2018, 2017 and 2016, respectively. In this Proxy Statement, the Company refers to this group of people as the Company’s “Named Executive Officers.”

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In accordance with applicable SEC rules, the Summary Compensation Table includes, for a particular fiscal year, only those stock awards made during that fiscal year and not any awards made after year-end even if awarded for services rendered in that year. SEC rules require that such awards be reflected in the year of grant and, as such, awards made after the end of the 2018 Fiscal Year will appear in the Summary Compensation Table to be included in our proxy statement for our 2020 Annual Meeting of Stockholders.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($) (1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)		All Other Compensation ($)		Total Compensation ($)

Edward R. Rosenfeld	2018	899,038	—	5,664,780	—	500,000		26,250	(2)	7,090,068
Chief Executive Officer	2017	849,039	—	1,515,972	—	500,000		26,100	(3)	2,891,111
	2016	797,510	—	3,350,593	—	250,000		25,950	(4)	4,424,053

Amelia Newton Varela	2018	649,615	—	—	—	263,302	(5)	23,250	(6)	936,167
President	2017	629,423	—	505,324	814,000	338,669	(7)	23,100	(8)	2,310,516
	2016	600,000	—	518,065	—	—		22,950	(9)	1,141,015

Arvind Dharia	2018	582,455	—	602,438	—	220,000		106,565	(10)	1,511,458
Chief Financial Officer	2017	582,455	—	—	—	220,000		109,720	(11)	912,175
	2016	582,455	—	116,567	—	200,000		108,912	(12)	1,007,934

Awadhesh Sinha	2018	701,596	—	75,214	—	274,600	(13)	23,708	(14)	1,075,118
Chief Operating Officer	2017	680,625	—	1,007,042	—	300,000	(15)	23,806	(16)	2,011,473
	2016	661,015	—	116,567	—	200,000	(17)	23,656	(18)	1,001,238

Karla Frieders	2018	563,000	—	502,843	—	100,000		8,250	(19)	1,174,093
Executive Vice President of Wholesale	2017	517,846	—	751,000	—	100,000		29,822	(20)	1,398,668
	2016	440,000	—	207,234	—	—		90,608	(21)	737,842

(1)	The amounts in this column reflect the aggregate grant date fair value of awards granted during the applicable year for the fiscal years ended December 31, 2018, December 31, 2017 and December 31, 2016, respectively, calculated in accordance with ASC Topic 718. Assumptions used in the calculation of these amounts are included in Note I to the Company’s audited financial statements for the fiscal year ended December 31, 2018 included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 28, 2019 and in Note H to the Company’s audited financial statements for the fiscal years ended December 31, 2017 and December 31, 2016 included in the Company’s Annual Reports on Form 10-K filed with the Securities and Exchange Commission on March 1, 2018 and February 28, 2017, respectively.
(2)	Consists of an $18,000 automobile allowance and $8,250 in annual match contributions to Mr. Rosenfeld’s 401(k) plan account.
(3)	Consists of an $18,000 automobile allowance and $8,100 in annual match contributions to Mr. Rosenfeld’s 401(k) plan account.
(4)	Consists of an $18,000 automobile allowance and $7,950 in annual match contributions to Mr. Rosenfeld’s 401(k) plan account.
(5)	Consists of a non-equity incentive payment of $263,302 made pursuant to a bonus formula in Ms. Varela’s employment agreement. See “Employment Arrangements.”
(6)	Consists of a $15,000 automobile allowance and $8,250 in annual matching contributions to Ms. Varela’s 401(k) plan account.
(7)	Consists of a non-equity incentive payment of $338,669 made pursuant to a bonus formula in Ms. Varela’s employment agreement. See “Employment Arrangements.”
(8)	Consists of a $15,000 automobile allowance and $8,100 in annual matching contributions to Ms. Varela’s 401(k) plan account.
(9)	Consists of a $15,000 automobile allowance and $7,950 in annual matching contributions to Ms. Varela’s 401(k) plan account.
(10)	Consists of a $14,348 automobile allowance, $83,967 life insurance premiums and $8,250 in annual match contributions to Mr. Dharia’s 401(k) plan account.
(11)	Consists of a $14,763 automobile allowance, $86,857 life insurance premiums and $8,100 in annual match contributions to Mr. Dharia’s 401(k) plan account.
(12)	Consists of a $14,651 automobile allowance, $86,311 life insurance premiums and $7,950 in annual match contributions to Mr. Dharia’s 401(k) plan account.
(13)	Consists of a non-equity incentive payment of $274,600 made pursuant to a bonus formula in Mr. Sinha’s employment agreement. See “Employment Arrangements.”
(14)	Consists of a $15,458 automobile allowance and $8,250 in annual matching contributions to Mr. Sinha’s 401(k) plan account.
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(15)	Consists of a non-equity incentive payment of $300,000 made pursuant to a bonus formula in Mr. Sinha’s employment agreement. See “Employment Arrangements.”
(16)	Consists of a $15,706 automobile allowance and $8,100 in annual matching contributions to Mr. Sinha’s 401(k) plan account.
(17)	Includes a non-equity incentive payment of $58,584 made pursuant to a bonus formula in Mr. Sinha’s employment agreement. See “Employment Arrangements.”
(18)	Consists of a $15,706 automobile allowance and $7,950 in annual matching contributions to Mr. Sinha’s 401(k) plan account.
(19)	Consists of $8,250 in annual matching contributions to Ms. Frieders’ 401(k) plan account.
(20)	Consists of a $21,722 living allowance and $8,100 in annual matching contributions to Ms. Frieders’ 401(k) plan account.
(21)	Consists of a $82,658 living allowance and $7,950 in annual matching contributions to Ms. Frieders’ 401(k) plan account.

Employment Arrangements

Edward R. Rosenfeld. On December 31, 2015, the Company entered into an employment agreement with Mr. Rosenfeld to replace a prior, expiring employment agreement (the “Rosenfeld 2015 Agreement”). Pursuant to the Rosenfeld 2015 Agreement, Mr. Rosenfeld continued to serve as Chief Executive Officer and executive Chairman of the Board of Directors of the Company and received an annual base salary of $800,000, $850,000 and $900,000 for the fiscal years 2016, 2017 and 2018, respectively, and a monthly automobile allowance of $1,500. The Rosenfeld 2015 Agreement, which expired on December 31, 2018, provided that Mr. Rosenfeld would receive additional compensation and bonuses, if any, at the absolute discretion of the Board of Directors. Pursuant to the Rosenfeld 2015 Agreement, on February 5, 2016, Mr. Rosenfeld received an award of 112,500 shares of the Company’s Common Stock, subject to certain restrictions. These restricted shares of Common Stock, which were issued under the 2006 Plan, vest in five equal annual installments of 22,500 shares, which vesting commenced on March 5, 2017.

On December 31, 2018, the Company entered into a new employment agreement (the “Rosenfeld 2018 Agreement”) with Mr. Rosenfeld to replace the Rosenfeld 2015 Agreement, which expired on that date. Pursuant to the Rosenfeld 2018 Agreement, Mr. Rosenfeld continues to serve as Chief Executive Officer and executive Chairman of the Board of Directors of the Company through December 31, 2021 unless sooner terminated in accordance with the terms of the agreement. The Rosenfeld 2018 Agreement provides for an annual base salary of $945,000, $992,250 and $1,041,863 for the fiscal years 2019, 2020 and 2021, respectively, and a monthly automobile allowance of $1,500. Pursuant to the Rosenfeld 2018 Agreement, on December 31, 2018, Mr. Rosenfeld was granted 87,500 shares of the Company’s Common Stock, subject to certain restrictions. These restricted shares of Common Stock, which were issued under the 2006 Plan, will vest in five equal annual installments of 17,500 shares commencing on December 1, 2019. In addition, on February 1, 2019, Mr. Rosenfeld received an additional award of 87,500 shares of the Company’s Common Stock, subject to certain restrictions. These restricted shares of Common Stock, which were issued under the 2006 Plan, will also vest in five equal annual installments of 17,500 shares commencing on February 1, 2020. The Rosenfeld 2018 Agreement provides that Mr. Rosenfeld will receive additional compensation and bonuses, if any, at the absolute discretion of the Board of Directors.

In the event of his death, the Rosenfeld 2018 Agreement provides for the payment to Mr. Rosenfeld’s estate of his base salary for the 12-month period immediately subsequent to the date of his death. The agreement also provides that if Mr. Rosenfeld’s employment is terminated due to his “total disability” (as defined in the agreement), Mr. Rosenfeld will receive payment of his base salary for the 12-month period immediately subsequent to the date on which he is determined to be totally disabled. The Rosenfeld 2018 Agreement allows the Company to terminate his employment with “cause” (as defined therein) or without cause. In the event that Mr. Rosenfeld’s employment is terminated by the Company with cause, the Company will have no further obligations to Mr. Rosenfeld, and Mr. Rosenfeld will be entitled to no further compensation from the Company, except for pro-rata amounts due to him on the date of his termination. In the event that Mr. Rosenfeld’s employment is terminated by the Company without cause or by Mr. Rosenfeld’s resignation for “good reason” (as defined in the Rosenfeld 2018 Agreement), Mr. Rosenfeld will be entitled to receive payment of his annual base salary, payable at regular payroll intervals, from the date of termination of employment through the longer of the remainder of the term of the agreement or six months.

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In addition, if Mr. Rosenfeld’s employment is terminated by the Company without cause or by the resignation of Mr. Rosenfeld for good reason during the period commencing 90 days prior to a “change of control” (as defined in the Rosenfeld 2018 Agreement) transaction and ending 180 days following a change of control transaction, Mr. Rosenfeld will receive an amount equal to two and one-half times the sum of (i) the annual base salary to which he was entitled as of the date of termination or resignation of employment plus (ii) the average cash bonus received by him for the preceding three-year period ending on the last previous December 31 (the “Change of Control Payment”). However, if the Change of Control Payment (or a portion thereof) is determined to constitute an “excess parachute payment” under Sections 280G and 4999 of the Internal Revenue Code of 1986, as amended (the “Code”), Mr. Rosenfeld shall be paid either (i) the Change of Control Payment (which shall be subject to all applicable taxes to be paid by the executive including the excise tax payable pursuant to Section 4999 and which shall be limited as to deductibility to the Company) or (ii) a reduced amount, calculated in accordance with Section 280G, that may be paid to the executive without the imposition of an excise tax under Section 4999 and which shall be fully deductible to the Company, whichever payment yields the greater after-tax benefit to the executive.

Amelia Newton Varela. On January 10, 2014, the Company entered into an employment agreement with Ms. Varela to replace a prior, expiring employment agreement. The agreement was amended on September 4, 2015 in connection with Ms. Varela’s promotion from Executive Vice President – Wholesale to the newly-created position of President of the Company to increase Ms. Varela’s annual base salary to $600,000 for the fiscal years 2015 and 2016 until the employment agreement’s expiration on December 31, 2016.

On December 30, 2016, the Company entered into a new employment agreement with Ms. Varela, which replaced the prior, expiring employment agreement (the “Varela 2016 Agreement”). Pursuant to the Varela 2016 Agreement, Ms. Varela continues to serve as President of the Company for a term of three years through December 31, 2019, unless sooner terminated in accordance with the terms of the agreement. The Varela 2016 Agreement provides for an annual base salary of $630,000, $650,000 and $670,000 for the years 2017, 2018 and 2019, respectively, and a monthly automobile allowance of $1,250 in each year of the term. In addition, pursuant to the Varela 2016 Agreement, on January 3, 2017, Ms. Varela was granted an option to purchase 150,000 shares of the Company’s Common Stock under the 2006 Plan, at an exercise price of $23.83 per share, which option vests in four equal annual installments of 37,500 shares on each anniversary of the date of grant, which commenced on January 3, 2018.

Before its amendment, the prior employment agreement entitled Ms. Varela to an annual performance-based cash bonus for the fiscal years ended December 31, 2015 and 2016 in an amount equal to 2% of the increase, if any, in the Wholesale Division EBIT for each such year over the Wholesale Division EBIT for the immediately preceding year, provided that Wholesale Division EBIT attributable to any business acquired by the Company after January 10, 2014 would not be included for the purpose of determining Ms. Varela’s bonus until the acquired business has been owned by the Company for two full calendar years. As amended, with respect to the fiscal year ended December 31, 2016, the prior employment agreement entitled Ms. Varela to a performance-based cash bonus in an amount equal to 2% of the increase, if any, in the Company’s total EBIT for the fiscal year ended December 31, 2016 over the Company’s total EBIT for the fiscal year ended December 31, 2015, less any deductions required to be withheld by applicable laws and regulations. EBIT attributable to any business acquired by the Company after September 4, 2015 would not be included in the calculation for the purpose of determining Ms. Varela’s annual bonus. This performance-based bonus was not achieved with respect to the fiscal years ended December 31, 2016 and 2015.

The Varela 2016 Agreement entitles Ms. Varela to an annual performance-based cash bonus for each of the fiscal years ended December 31, 2017, 2018 and 2019 in an amount equal to 2% of the increase, if any, in the Company’s total EBIT for each such year over the Company’s total EBIT for the immediately preceding year, less any deductions required to be withheld by applicable laws and regulations. EBIT attributable to any business acquired by the Company after December 30, 2016 will not be included in the calculation for the purpose of determining Ms. Varela’s annual bonus. Ms. Varela received a cash bonus of $263,302 for 2018 EBIT performance and a cash bonus of $338,669 for 2017 EBIT performance.

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In the event that the Varela 2016 Agreement is terminated due to Ms. Varela’s “disability” (as defined in the agreement) or death, the Company is obligated to pay Ms. Varela (or her estate) the amount of accrued and unpaid salary through the date of termination plus any performance-based cash bonus that has accrued for the year prior to termination and is unpaid at the time Ms. Varela’s employment is terminated due to her disability or death. The Company may terminate the agreement for “cause” (as defined in the agreement) and, in such event, Ms. Varela will be entitled only to accrued and unpaid salary through the date of termination of employment. In the event Ms. Varela’s employment is terminated by the Company without cause, she would be entitled to receive payment of her annual base salary, payable at regular payroll intervals, from the date of termination of employment through the remainder of the term plus any performance-based cash bonus that has accrued but not yet been paid. In addition, pursuant to the most recent amendment of the Varela 2016 Agreement entered into on May 15, 2017, in the event that Ms. Varela’s employment is terminated by the Company without cause during the period commencing 30 days prior to a “change of control” (as defined in the agreement, as amended) transaction and ending 180 days following a change of control transaction, she is entitled to receive an amount equal to the lesser of (A) two and one-half times the sum of (i) the annual base salary to which she was entitled as of the date of termination plus (ii) the average cash bonus received by her for the preceding three-year period ending on the last previous December 31 or (B) the maximum amount that is tax deductible to the Company under Section 280G of the Code.

Arvind Dharia. In January 1998, the Company entered into an employment agreement with Arvind Dharia, which has been amended from time to time, most recently on April 20, 2018 (the “Dharia Agreement”). Pursuant to the Dharia Agreement, Mr. Dharia continues to serve as the Company’s Chief Financial Officer and will do so for a term extending through December 31, 2020. Pursuant to the Dharia Agreement, as amended, Mr. Dharia received an annual base salary of $582,455 for the period commencing January 1, 2015 and ending December 31, 2018 and will receive an annual base salary of $611,578 and $642,157 for the years 2019 and 2020, respectively. The Dharia Agreement also provides for a monthly car allowance of $1,600 through the term and payment of life insurance premiums on Mr. Dharia’s behalf of approximately $80,000 per year. Pursuant to the Dharia Agreement, as amended, on May 1, 2018, Mr. Dharia was granted 18,750 shares of the Company’s Common Stock, subject to certain restrictions. These restricted shares of Common Stock, which were issued to Mr. Dharia under the 2006 Plan, vest in three equal annual installments, which vesting commenced on December 15, 2018. Under the Dharia Agreement, as amended, Mr. Dharia is entitled to awards under such plan as may be determined by the Board of Directors, or a committee thereof, from time to time in its absolute discretion. The Dharia Agreement provides that Mr. Dharia will receive an annual bonus in such amount, if any, and at such time or times, as the Board of Directors may determine in its absolute discretion.

Pursuant to the Dharia Agreement, in the event of Mr. Dharia’s death, the Company will make a payment to Mr. Dharia’s estate of his base salary for the 12-month period immediately subsequent to the date of Mr. Dharia’s death. The Dharia Agreement also provides that if Mr. Dharia’s employment is terminated due to his “total disability” (as defined in the agreement), Mr. Dharia will receive payment of his base salary for the 12-month period immediately subsequent to the date he is determined to be totally disabled. In the event that Mr. Dharia’s employment is terminated “for cause” (as defined in the Dharia Agreement), the Company is obligated to pay Mr. Dharia the amount of compensation that is accrued and unpaid through the date of termination. In the event that Mr. Dharia’s employment is terminated for any reason (other than “for cause” or due to his death or total disability), the Company is obligated to pay Mr. Dharia, in two installments, (a) an amount equal to the product of (x) his base salary on the effective date of such termination plus the bonus paid or payable, if any, for the fiscal year ended on the December 31st immediately preceding the termination date, multiplied by (y) the number of years (and fraction of years) remaining in the term; and (b) the amount payable to him, or on his account, for what would have been the balance of the term of the Dharia Agreement with respect to certain benefits and plans as set forth in the Dharia Agreement. If the Company decides not to renew the Dharia Agreement (other than “for cause” or due to his total disability), then Mr. Dharia will be entitled to receive severance compensation, in cash, in an amount equal to his then-current base salary for the 90-day period commencing on the expiration of the term.

In addition, in the event that there is a “change of control” transaction and Mr. Dharia’s employment has been terminated by the Company other than “for cause” or if Mr. Dharia resigns “for good reason” (as such terms are defined in the agreement), Mr. Dharia will receive an amount equal to two and one half times (i) the annual base salary to which he was entitled as of the date of termination or resignation of employment plus (ii) the average cash bonus received by him for the preceding three-year period ending on the last previous December 31 (the “Change of Control Payment”). However, if the Change of Control Payment (or a portion thereof) is determined to constitute an “excess parachute payment” under Sections 280G and 4999 of the Code, Mr. Dharia will be paid either (i) the Change of Control Payment (which shall be subject to all applicable taxes to be paid by the executive including the excise tax payable pursuant to Section 4999 and which shall be limited as to deductibility to the Company) or (ii) a reduced amount, calculated in accordance with Section 280G, that may be paid to the executive without the imposition of an excise tax under Section 4999 and which shall be fully deductible to the Company, whichever payment yields the greater after-tax benefit to the executive.

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Awadhesh Sinha. On January 10, 2014, the Company entered into an employment agreement with Mr. Sinha to replace a prior, expiring employment agreement. Pursuant to the employment agreement, Mr. Sinha continued to serve in his position of Chief Operating Officer of the Company and received a base salary of $661,500 for the year 2016 until the employment agreement’s expiration on December 31, 2016. The employment agreement also entitled Mr. Sinha to a monthly automobile allowance of $1,850 and the payment of term life insurance premiums on Mr. Sinha’s behalf in the amount of approximately $3,500 per year.

On December 30, 2016, the Company entered into a new employment agreement (the “Sinha Agreement”) with Mr. Sinha to replace the prior, expiring employment agreement. Pursuant to the Sinha Agreement, Mr. Sinha continues to serve as Chief Operating Officer of the Company through December 31, 2019 unless sooner terminated in accordance with its terms. The Sinha Agreement provides for an annual base salary of $681,000, $702,000 and $723,000 for the years 2017, 2018 and 2019, respectively, and entitles Mr. Sinha to a monthly automobile allowance of $1,850 and the payment of term life insurance premiums on Mr. Sinha’s behalf in the amount of approximately $3,500 per year. On January 3, 2017, pursuant to the Sinha Agreement, Mr. Sinha was granted 42,253 shares of Common Stock, subject to certain restrictions. These restricted share of Common Stock, which were issued under the 2006 Plan, will vest in three substantially equal annual installments, which vesting commenced on December 15, 2017.

Mr. Sinha’s prior employment agreement entitled him to an annual performance-based bonus for each of the fiscal years ended December 31, 2015 and 2016 in an amount equal to 2% of the increase in the Company’s EBITDA for each such year over the Company’s EBITDA for the immediately preceding year. Mr. Sinha received a cash bonus of $58,584 for 2016 EBITDA performance.

The Sinha Agreement entitles Mr. Sinha to an annual performance-based bonus for each of the fiscal years ended December 31, 2017, 2018 and 2019 in an amount equal to 2% of the increase, if any, in the Company’s EBITDA for each such year over the Company’s EBITDA for the immediately preceding year. For any business acquired after December 30, 2016, EBITDA from the acquired business is included in the bonus calculation starting with the first full quarter under Company ownership, provided that the prior year’s EBITDA will likewise be adjusted to include EBITDA from the acquired business for comparable quarters in the prior year on a pro forma basis assuming the Company had owned the business. The maximum annual bonus is $600,000, the first $300,000 of which will be payable in cash and for any amount of the annual bonus in excess of $300,000 by a grant of restricted shares of Common Stock, which restricted shares of Common Stock will vest in three equal annual installments commencing on the first anniversary of the grant date. Mr. Sinha received a cash bonus of $300,000 and a grant of 2,493 restricted shares of Common Stock for 2017 EBITDA performance. Mr. Sinha received a cash bonus of $274,600 for 2018 EBITDA performance. Bonuses and other incentive-based compensation paid to Mr. Sinha are subject to recovery by the Company in the event of a determination that such compensation was based upon materially inaccurate financial statements.

In the event of his death, the Sinha Agreement provides for the payment to Mr. Sinha’s estate of his base salary for the 12-month period immediately subsequent to the date of Mr. Sinha’s death. In addition, in the event of Mr. Sinha’s “total disability” (as such term is defined in the agreement), the Company is obligated to continue to pay Mr. Sinha’s base salary for the 12-month period immediately subsequent to the date of determination of such total disability. In the event that Mr. Sinha’s employment is terminated “for cause” (as such terms are defined in the Sinha Agreement), or due to Mr. Sinha’s resignation without “good reason” (as such term is defined in the Sinha Agreement), the Company is obligated to pay Mr. Sinha the amount of compensation that is accrued and unpaid through the date of termination. In the event that Mr. Sinha’s employment is terminated by the Company without cause or by the resignation of Mr. Sinha for good reason, Mr. Sinha would be entitled to receive payment of his annual base salary, payable at regular payroll intervals, from the date of termination of employment through the longer of (i) the remainder of the term or (ii) six months.

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In addition, in the event that there is a “change of control” transaction and Mr. Sinha’s employment has been terminated by the Company other than “for cause” or if Mr. Sinha resigns “for good reason” (as such terms are defined in the agreement), Mr. Sinha will receive an amount equal to two and one half times (i) the annual base salary to which he was entitled as of the date of termination or resignation of employment plus (ii) the average cash bonus received by him for the preceding three-year period ending on the last previous December 31 (the “Change of Control Payment”). However, if the Change of Control Payment (or a portion thereof) is determined to constitute an “excess parachute payment” under Sections 280G and 4999 of the Code, Mr. Sinha will be paid either (i) the Change of Control Payment (which shall be subject to all applicable taxes to be paid by the executive including the excise tax payable pursuant to Section 4999 and which shall be limited as to deductibility to the Company) or (ii) a reduced amount, calculated in accordance with Section 280G, that may be paid to the executive without the imposition of an excise tax under Section 4999 and which shall be fully deductible to the Company, whichever payment yields the greater after-tax benefit to the executive.

Karla Frieders. On September 4, 2015, the Company entered into an employment agreement with Ms. Frieders, pursuant to which Ms. Frieders served as Chief Merchandising Officer of the Company for a term commencing on September 4, 2015 and ending on February 29, 2017. The employment agreement provided for an annual base salary during the term of $440,000 and an annual performance-based bonus for each of the fiscal years ending December 31, 2015 and 2016 in an amount to be determined by the Company in its absolute discretion.

On April 11, 2017, the Company entered into a new employment agreement (the “Frieders Agreement”) with Ms. Frieders, which replaced the prior employment agreement, which had expired on February 29, 2017. Pursuant to the Frieders Agreement, Ms. Frieders continues to serve as Chief Merchandising Officer of the Company through April 30, 2020 unless the Frieders Agreement is sooner terminated in accordance with its terms. The Frieders Agreement provides to Ms. Frieders an annual base salary of $550,000 from April 11, 2017 through April 30, 2018, $570,000 from May 1, 2018 through April 30, 2019 and $590,000 from May 1, 2019 through April 30, 2020. The Frieders Agreement also entitles Ms. Frieders to an annual performance bonus for each of the fiscal years ending December 31, 2017, 2018 and 2019 in an amount to be determined by the Company in its absolute discretion and paid to her on or about March 15 with respect to the prior year. On April 11, 2017, pursuant to the Frieders Agreement, Ms. Frieders was granted 30,000 shares of Common Stock, subject to certain restrictions. These restricted share of Common Stock, which were issued under the 2006 Plan, will vest in five equal annual installments, which vesting commenced on April 1, 2018.

In the event that Ms. Frieders’ employment is terminated due to Ms. Frieders’ “disability” (as defined in the agreement) or death, the Company is obligated to pay Ms. Frieders (or her estate) the amount of accrued and unpaid salary through the date of termination of employment. The Company may terminate Ms. Frieders’ employment for “cause” (as defined in the agreement) and, in such event, Ms. Frieders will be entitled only to accrued and unpaid salary through the date of termination of employment. In the event Ms. Frieders’ employment is terminated by the Company without cause, she would be entitled to receive payment of her annual base salary, payable at regular payroll intervals, from the date of termination of employment through the remainder of the term.

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GRANTS OF PLAN-BASED AWARDS IN THE 2018 FISCAL YEAR

The following table sets forth information concerning awards under the Company’s equity and non-equity incentive plans granted to each of the Named Executive Officers in the 2018 Fiscal Year, including performance-based awards and those using time-based vesting. Following the table is a discussion of material factors related to the information disclosed in the table.

						All Other		All Other
		Estimated future payouts under equity				Stock		Option
		incentive plan awards				Awards:		Awards:		Grant Date
						Number of		Number of	Exercise or	Fair Value
						Shares of		Securities	Base Price	of Stock and
						Stock or		Underlying	of Option	Option
		Threshold	Target		Maximum	Units		Options	Awards	Awards
Name	Grant Date	($)	($)		($)	(#)		(#)	($/Sh)	($)

Edward R. Rosenfeld	n/a	—	2,123,064	(1)	—	—		—	—	—
	03/15/18	—	—		—	100,000		—	—	3,017,030
	12/31/18	—	—		—	87,500		—	—	2,647,750

Amelia Newton Varela	n/a	—	990,763	(1)	—	—		—	—	—
	03/15/18	—	338,669	(2)	—	—		—	—	—

Arvind Dharia	n/a	—	990,763	(1)	—	—		—	—	—
	05/01/18	—	—		—	18,750		—	—	602,438

Awadhesh Sinha	n/a	—	990,763	(1)	—	—		—	—	—
	03/15/18	—	374,790	(3)	—	2,493	(3)	—	—	75,214	(3)

Karla Frieders	n/a	—	990,763	(1)	—	—		—	—	—
	03/15/18	—	—		—	16,666		—	—	502,843

(1)	In the 2018 Fiscal Year, the Compensation Committee established a bonus pool for Named Executive Officers and other key executives of the Company based on 6% of net income of the Company achieved in the 2018 Fiscal Year and also fixed each executive’s maximum share of the 2018 bonus pool, which was 30% for Mr. Rosenfeld and 14% for each other Named Executive Officer. Since the bonus pool was established as a percentage of the Company’s 2018 Fiscal Year net income, it would not be possible to determine the amount of these potential bonuses until the completion of the Company’s 2018 Fiscal Year. Accordingly, the amount indicated is a representative payout amount and equals the maximum bonus the Named Executive Officer would have been eligible to receive from a bonus pool of $7,076,880, which equals 6% of the $117,948,000 in net income of the Company achieved in the fiscal year ended December 31, 2017. See the discussion of the 2018 bonus pool and the individual target awards of the Named Executive Officers appearing above in the “Annual Performance-Based Bonus - Based on Specific Performance Metrics” section of “Compensation Structure.” As disclosed therein, the Company paid these performance bonuses in a combination of cash and restricted shares of Common Stock. Accordingly, on March 15, 2019, Mr. Rosenfeld, Mr. Dharia and Ms. Frieders received performance-based cash bonuses of $500,000, $220,000 and $100,000, respectively, and, on March 15, 2019, Mr. Rosenfeld and Ms. Frieders received grants of 91,547 and 15,258 restricted shares of Common Stock, respectively. In accordance with applicable SEC rules, these restricted stock awards will appear in the Summary Compensation Table to be included in our proxy statement for our 2020 Annual Meeting of Stockholders provided the restricted stock award recipient is a named executive officer in that proxy statement.
(2)	Under an employment agreement dated December 30, 2016 between the Company and Ms. Varela, Ms. Varela is entitled to receive a cash bonus under the Company’s 2006 Plan on or about March 15, 2019 in an amount equal to 2% of the increase, if any, in the Company’s total EBIT for the 2018 Fiscal Year over the Company’s total EBIT for the fiscal year ended December 31, 2017. Since it would not be possible to determine the amount of Ms. Varela’s cash bonus, if any, until the completion of the 2018 Fiscal Year, the amount indicated as the target bonus payout is a representative amount and based upon the actual increase in the EBIT performance of the Company for the fiscal year ended December 31, 2017 from the EBIT performance of the Company for the fiscal year ended December 31, 2016. See the discussion of this grant to Ms. Varela appearing above in the “Annual Performance-Based Bonus - Based on Specific Performance Metrics” section of “Compensation Structure” and above under “Employment Arrangements.” As disclosed in the Summary Compensation Table above, Ms. Varela received a cash bonus of $263,302 for 2018 EBIT performance of the Company.
(3)	Under an employment agreement dated December 30, 2016 between the Company and Mr. Sinha, Mr. Sinha is entitled to receive a bonus under the Company’s 2006 Plan on or about March 15, 2019 in an amount equal to 2% of the increase, if any, in the Company’s EBITDA for the 2018 Fiscal Year over the Company’s EBITDA for the immediately preceding fiscal year. The maximum annual bonus is $600,000, the first $300,000 of which is payable in cash and for any amount of the annual bonus in excess of $300,000 by a grant of restricted shares of the Company’s common stock, which restricted common stock will vest in three equal annual installments commencing on the first anniversary of the grant date. Since it would not be possible to determine the amount of Mr. Sinha’s bonus, if any, until the completion of the 2018 Fiscal Year, the amount indicated as the target bonus payout is a representative amount and based upon the actual increase in the EBITDA performance of the Company for the fiscal year ended December 31, 2017 from the EBITDA performance of the Company for the fiscal year ended December 31, 2016. See the discussion of this grant to Mr. Sinha appearing above in the “Annual Performance-Based Bonus - Based on Specific Performance Metrics” section of “Compensation Structure” and above under “Employment Arrangements.” As disclosed in the Summary Compensation Table above, Mr. Sinha received a cash bonus of $274,600 for 2018 EBITDA performance of the Company.
44

Plan-Based Awards

2006 Stock Incentive Plan

As of March 10, 2006, the Board of Directors of the Company adopted the Company’s 2006 Stock Incentive Plan and, on May 26, 2006, the Company’s stockholders approved the adoption of the Company’s 2006 Stock Incentive Plan. The 2006 Stock Incentive Plan was amended in 2007 and 2008. On April 6, 2009, the Board of Directors adopted an Amended and Restated 2006 Stock Incentive Plan and, on May 22, 2009, the Company’s stockholders approved the Amended and Restated 2006 Stock Incentive Plan. On April 5, 2012, the Board of Directors approved an amendment of the Amended and Restated 2006 Stock Incentive Plan primarily to increase the number of shares of Common Stock available for issuance thereunder, subject to stockholder approval of such amendment. The amendment to the Amended and Restated 2006 Stock Incentive Plan was approved by the Company’s stockholders at the 2012 Annual Meeting of Stockholders on May 25, 2012. The Company’s stockholders re-approved the material terms of the performance goals currently contained in the 2006 Stock Incentive Plan pursuant to the requirements of Section 162(m) of the Code as then in effect at the 2016 Annual Meeting of Stockholders on May 27, 2016.

The Company’s Amended and Restated 2006 Stock Incentive Plan is referred to as the “2006 Plan” throughout this Proxy Statement. The purpose of the 2006 Plan is to enhance the profitability and value of the Company for the benefit of its stockholders by enabling the Company to offer eligible employees, consultants and non-employee directors cash and stock-based incentives in the Company to attract, retain and reward such individuals and provide additional incentive for such persons to exert maximum efforts for the success of the Company by encouraging stock ownership in the Company. The 2006 Plan serves as a means to strengthen the mutuality of interests between such individuals and the Company’s stockholders.

The maximum number of shares of Common Stock available for issuance under the 2006 Plan is 35,199,000 shares. As of the Record Date, there were outstanding [________] unvested shares of restricted stock and options to purchase [________] shares of Common Stock; options had been exercised, or restricted stock had vested, with respect to [________] shares of Common Stock; and [________] shares of Common Stock remained available for grant under the 2006 Plan.

2019 Incentive Compensation Plan

On February 25, 2019, upon recommendation of the Compensation Committee, the Board unanimously approved the adoption of the Steven Madden, Ltd. 2019 Incentive Compensation Plan, subject to stockholder approval. If approved by the stockholders at the Annual Meeting, the Steven Madden, Ltd. 2019 Incentive Compensation Plan will become effective as of the date on which the Board of Directors approved its adoption and be a successor to the 2006 Plan, the term of which is set to expire on April 6, 2019.

45

OUTSTANDING EQUITY AWARDS AT END OF THE 2018 FISCAL YEAR

The following table sets forth information concerning unexercised stock options, restricted stock that has not vested and stock awards outstanding for each of the Named Executive Officers as of the end of the 2018 Fiscal Year. All awards that occurred prior to the three-for-two split of the Company’s Common Stock effectuated as a stock dividend on or about October 1, 2013 and the three-for-two split of the Company’s Common Stock effectuated as a stock dividend on or about October 11, 2018 have been adjusted to account for each such stock split, as applicable.

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

Edward R. Rosenfeld	—	—		—	—	—	394,559	(1)	11,939,355	—	—

Amelia Newton Varela	37,500	112,500	(2)	—	23.83	01/03/2024	42,097	(3)	1,273,855	—	—

Arvind Dharia	—	—		—	—	—	22,663	(4)	685,782	—	—

Awadhesh Sinha	—	—		—	—	—	16,910	(5)	511,697	—	—

Karla Frieders	—	—		—	—	—	59,737	(6)	1,807,642	—	—

(1)	On March 17, 2014, Mr. Rosenfeld was awarded 33,397 shares of restricted Common Stock, which shares vest in five substantially equal annual installments commencing on March 5, 2015. On March 11, 2015, Mr. Rosenfeld was awarded 37,989 shares of restricted Common Stock, which shares vest in five substantially equal annual installments commencing on March 5, 2016. On December 31, 2015, Mr. Rosenfeld was awarded 112,500 shares of restricted Common Stock, which shares vest in five equal annual installments commencing on December 31, 2016. On February 5, 2016, Mr. Rosenfeld was awarded 112,500 shares of restricted Common Stock, which shares vest in five equal annual installments commencing on March 5, 2017. On March 15, 2016, Mr. Rosenfeld was awarded 41,344 shares of restricted Common Stock, which shares vest in five substantially equal annual installments commencing on March 5, 2017. On March 15, 2017, Mr. Rosenfeld was awarded 59,841 shares of restricted Common Stock, which shares vest in five substantially equal annual installments commencing on March 5, 2018. On March 15, 2018, Mr. Rosenfeld was awarded 100,000 shares of restricted Common Stock, which shares vest in five equal installments commencing on March 5, 2019. On December 31, 2018, Mr. Rosenfeld was awarded 87,500 shares of restricted Common Stock, which shares vest in five equal installments commencing on December 1, 2019. The above-referenced grants of restricted shares on March 11, 2015 and March 15, 2016 were forfeited and rescinded pursuant to a Forfeiture and Rescission of Awards Agreement between Mr. Rosenfeld and the Company because the grants, while intended as qualified performance-based compensation under Section 162(m) of the Code, did not qualify as qualified performance-based compensation under Section 162(m) of the Code on the grant date because the performance goals in the 2006 Plan under which the grants were made had not yet been re-approved by the stockholders of the Company, as periodically required by the 2006 Plan and Section 162(m) of the Code as then in effect. The Company’s stockholders re-approved the performance goals contained in the 2006 Plan at the 2016 Annual Meeting of Stockholders and the forfeited and rescinded grants of restricted shares were re-granted to Mr. Rosenfeld on August 12, 2016.
46

(2)	On January 3, 2017, Ms. Varela was granted an option to purchase 150,000 shares of the Company’s Common Stock under the 2006 Plan, which option vests in four equal annual installments commencing on the first anniversary of the date of grant.

(3)	On March 17, 2014, Ms. Varela was awarded 22,677 shares of restricted Common Stock, which shares vest in five substantially equal annual installments commencing on March 5, 2015. On March 11, 2015, Ms. Varela was awarded 22,993 shares of restricted Common Stock, which shares vest in five substantially equal annual installments commencing on March 5, 2016. On March 15, 2016, Ms. Varela was awarded 20,673 shares of restricted Common Stock, which shares vest in five substantially equal annual installments commencing on March 5, 2017. On March 15, 2017, Ms. Varela was awarded 19,947 shares of restricted Common Stock, which shares vest in five substantially equal annual installments commencing on March 5, 2018. The above-referenced grants of restricted shares on March 11, 2015 and March 15, 2016 were forfeited and rescinded pursuant to a Forfeiture and Rescission of Awards Agreement between Ms. Varela and the Company because the grants, while intended as qualified performance-based compensation under Section 162(m) of the Code, did not qualify as qualified performance-based compensation under Section 162(m) of the Code on the grant date because the performance goals in the 2006 Plan under which the grants were made had not yet been re-approved by the stockholders of the Company, as periodically required by the 2006 Plan and Section 162(m) of the Code as then in effect. The Company’s stockholders re-approved the performance goals contained in the 2006 Plan at the 2016 Annual Meeting of Stockholders and the forfeited and rescinded grants of restricted shares were re-granted to Ms. Varela on August 12, 2016.

(4)	On February 2, 2015, Mr. Dharia was awarded 22,500 shares of restricted Common Stock, which shares vest in five equal annual installments commencing on the first anniversary of the date awarded. On March 15, 2016, Mr. Dharia was awarded 4,651 shares of restricted Common Stock, which shares vest in four substantially equal annual installments commencing on December 15, 2016. On May 1, 2018, Mr. Dharia was awarded 18,750 shares of restricted Common Stock, which shares vest in three equal annual installments commencing on December 15, 2018.
(5)	On March 15, 2016, Mr. Sinha was awarded 4,651 shares of restricted Common Stock, which shares vest in four substantially equal annual installments commencing on December 15, 2016. On January 3, 2017, Mr. Sinha was awarded 42,253 shares of restricted Common Stock, which shares vest in three substantially equal annual installments commencing on December 15, 2017. On March 15, 2018, Mr. Sinha was awarded 2,493 shares of restricted Common Stock, which shares vest in three equal annual installments commencing on December 15, 2018. The grant of restricted shares on March 15, 2016 was forfeited and rescinded pursuant to a Forfeiture and Rescission of Awards Agreement between Mr. Sinha and the Company because the grant, while intended as qualified performance-based compensation under Section 162(m) of the Code, did not qualify as qualified performance-based compensation under Section 162(m) of the Code on the grant date because the performance goals in the 2006 Plan under which the grant was made had not yet been re-approved by the stockholders of the Company, as periodically required by the 2006 Plan and Section 162(m) of the Code as then in effect. The Company’s stockholders re-approved the performance goals contained in the 2006 Plan at the 2016 Annual Meeting of Stockholders and the forfeited and rescinded grant of restricted shares was re-granted to Mr. Sinha on August 12, 2016.

(6)	On March 17, 2014, Ms. Frieders was awarded 8,247 shares of restricted Common Stock, which shares vest in five substantially equal annual installments commencing on March 5, 2015. On March 2, 2015, Ms. Frieders was awarded 31,137 shares of restricted Common Stock, which shares vest in five substantially equal annual installments commencing on the first anniversary of the date awarded. On March 15, 2016, Ms. Frieders was awarded 8,269 shares of restricted Common Stock, which shares vest in five substantially equal annual installments commencing on the first anniversary of the date awarded. On April 11, 2017, Ms. Frieders was awarded 30,000 shares of restricted Common Stock, which shares vest in five equal annual installments commencing on April 1, 2018. On March 15, 2018, Ms. Frieders was awarded 16,666 shares of restricted Common Stock, which shares vest in five equal installments commencing on March 5, 2019. The grant of restricted shares on March 15, 2016 was forfeited and rescinded pursuant to a Forfeiture and Rescission of Awards Agreement between Ms. Frieders and the Company because the grant, while intended as qualified performance-based compensation under Section 162(m) of the Code, did not qualify as qualified performance-based compensation under Section 162(m) of the Code on the grant date because the performance goals in the 2006 Plan under which the grant was made had not yet been re-approved by the stockholders of the Company, as periodically required by the 2006 Plan and Section 162(m) of the Code as then in effect. The Company’s stockholders re-approved the performance goals contained in the 2006 Plan at the 2016 Annual Meeting of Stockholders and the forfeited and rescinded grant of restricted shares was re-granted to Ms. Frieders on August 12, 2016.
47

OPTION EXERCISES AND STOCK VESTED IN THE 2018 Fiscal Year

The following table sets forth information concerning stock options exercised and restricted stock vested during the 2018 Fiscal Year for each of the Named Executive Officers. The value realized from exercised options is deemed to be the market value of the Common Stock on the date of exercise, less the exercise price of the option, multiplied by the number of shares of Common Stock underlying the option. The value realized from the vesting of restricted stock is deemed to be the market value of the Common Stock on the date of vesting multiplied by the number of shares vesting.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)

Edward R. Rosenfeld	—	—	88,512	2,739,333

Amelia Newton Varela	150,000	1,809,000	21,757	659,767

Arvind Dharia	—	—	13,979	409,282

Awadhesh Sinha	—	—	18,145	525,298

Karla Frieders	—	—	17,519	513,983

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table sets forth information as of December 31, 2018 with respect to compensation plans (including individual compensation arrangements) under which shares of Common Stock are authorized for issuance, aggregated as follows:

•	All compensation plans previously approved by security holders; and
•	All compensation plans not previously approved by security holders.

EQUITY COMPENSATION PLAN INFORMATION

	Number of securities to be issued upon exercise of outstanding options, warrants and rights (#)	Weighted average exercise price of outstanding options, warrants and rights ($)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (#)
	(a)	(b)	(c)
Equity compensation plans approved by security holders	2,815,450	26.03	1,067,134

Equity compensation plans not approved by security holders	—	—	—

Total	2,815,450	26.03	1,067,134
48

Termination, Change-in-Control and Non-Competition/Non-Solicitation

The employment agreements for Ms. Varela and Messrs. Rosenfeld, Dharia and Sinha provide for a severance payment upon a termination of employment in connection with a change-in-control of the Company. The employment agreements of Messrs. Rosenfeld, Dharia and Sinha also provide for severance payment if the executive terminates his employment for good reason in connection with a change-in-control event. The change-in-control severance payments may result in the application of the “golden parachute” provisions of Section 280G of the Code and, to the extent Section 280G applies, the Company may not deduct from its taxable income the severance payments made to the Named Executive Officer. Moreover, Section 4999 of the Code would impose a 20% excise tax on the Named Executive Officer receiving the severance payment. In the case of Ms. Varela, these severance payments in connection with a change-in-control, however, are reduced if the severance payment, when added to any other benefits triggered by a change-of-control, is determined to constitute an “excess parachute payment” under Sections 280G and 4999 of the Code, to the maximum amount that is deductible to the Company under Section 280G of the Code. In the case of Messrs. Rosenfeld, Dharia and Sinha, the executive’s change-in-control severance payment will only be reduced to the maximum amount that is deductible to the Company under Section 280G of the Code if the reduction provides the Named Executive Officer with the best after-tax result; otherwise, the Named Executive Officer will receive the full amount of the severance payment and other benefits triggered by the change-in-control and be liable for the 20% excise tax on the excess parachute payment in addition to all other applicable taxes and, in such case, the deduction by the Company of the portion of the severance payment constituting an excess parachute payment will be disallowed.

The Company’s employment agreements with Ms. Varela and Messrs. Rosenfeld, Dharia and Sinha also provide for severance payments to the executive if the Company terminates the executive’s employment without cause, or, in the case of Mr. Rosenfeld and Mr. Sinha, if the Company gives him good reason to terminate employment.

Please see the section of this Proxy Statement captioned “Employment Arrangements” for a summary description of the Named Executive Officers’ employment agreements and such severance and change-in-control provisions. These benefits are described and quantified in the section of this Proxy Statement captioned “Potential Payments Upon Termination or Change-In-Control” below.

The Company believes that the severance payments and payments made upon change-in-control provisions in the employment agreements provide appropriate protection to the Company’s executives, comparable to that available at peer companies, and, with regard to the enhanced severance following a change-in-control, protects the Company from losing key executives during a period when a change-in-control may be threatened or pending. These benefits are described and quantified in the section below captioned “Potential Payments Upon Termination or Change-In-Control.”

Mses. Frieders and Varela have each agreed to a non-compete and non-solicitation restriction through the expiration date of her employment agreement, April 30, 2020 and December 31, 2019, respectively, in the event of a voluntary termination or termination for cause. Messrs. Rosenfeld and Sinha have each agreed to a non-compete and non-solicitation restriction during the period of his employment and for a six-month period following the termination of his employment for cause or in the event of his resignation without good reason. Mr. Dharia does not have non-compete or non-solicitation provisions in his employment agreement.

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POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE-IN-CONTROL

The Company’s employment agreements with the Named Executive Officers provide for payments to such individuals upon termination of employment or a change-in-control of the Company. Please see the section of this Proxy Statement captioned “Employment Arrangements.” The amounts set forth in the table below shall be payable to the respective Named Executive Officer if such Named Executive Officer’s employment is terminated under the various scenarios set forth below.

NAME	CASH PAYMENT		CONTINUATION OF MEDICAL / WELFARE BENEFITS (PRESENT VALUE)		ACCELERATION AND CONTINUATION OF EQUITY AWARD		REDUCTION OF BENEFITS UPON A CHANGE-IN- CONTROL (1)	TOTAL TERMINATION BENEFITS
	($)		($)		($)		($)	($)
TERMINATION DUE TO DEATH
Edward R. Rosenfeld	945,000	(2)	18,425	(3)	—		—	963,425
Amelia Newton Varela	—		—		—		—	—
Arvind Dharia	611,578	(4)	14,026	(3)	—		—	625,604
Awadhesh Sinha	723,000	(5)	14,026	(3)	—			737,026
Karla Frieders	—		—		—		—

TERMINATION DUE TO TOTAL DISABILITY
Edward R. Rosenfeld	945,000	(2)	—		—		—	945,000
Amelia Newton Varela	—		—		—		—	—
Arvind Dharia	611,578	(4)	—		—		—	611,578
Awadhesh Sinha	723,000	(5)	14,026	(3)	—		—	737,026
Karla Frieders	—		—		—		—	—

TERMINATION FOR CAUSE; RESIGNATION WITHOUT GOOD REASON
Edward R. Rosenfeld	—		—		—		—	—
Amelia Newton Varela	—		—		—		—	—
Arvind Dharia	—		—		—		—	—
Awadhesh Sinha	—		—		—		—	—
Karla Frieders	—		—		—		—	—

TERMINATION OTHER THAN FOR CAUSE; RESIGNATION FOR GOOD REASON
Edward R. Rosenfeld	2,979,113	(6)	—		—		—	2,979,113
Amelia Newton Varela	670,000	(7)	—		—		—	670,000
Arvind Dharia	1,223,156	(8)	195,986	(9)	—		—	1,419,142
Awadhesh Sinha	723,000	(10)	—		—		—	723,000
Karla Frieders	780,000	(11)	—		—		—	780,000

TERMINATION UPON A CHANGE-IN-CONTROL
Edward R. Rosenfeld	2,875,000	(12)	—		11,939,355	(13)	—	14,814,355
Amelia Newton Varela	1,907,224	(14)	—		4,678,105	(13)	—	6,585,329
Arvind Dharia	1,899,888	(15)	—		685,782	(13)	—	2,585,670
Awadhesh Sinha	2,265,417	(16)	—		511,697	(13)	—	2,777,114
Karla Frieders	780,000	(17)	—		—		—	780,000

(1)	The employment agreement of Ms. Varela provides that severance payments in connection with a change-in-control are reduced if the severance payment, when added to any other benefits triggered by a change-of-control, is determined to constitute an “excess parachute payment” under Sections 280G and 4999 of the Code, to the maximum amount that is deductible to the Company under Section 280G of the Code. The employment agreements of Messrs. Rosenfeld, Dharia and Sinha indicate that the executive’s change-in-control severance payment will only be reduced to the maximum amount that is deductible to the Company under Section 280G of the Code if the reduction provides the Named Executive Officer with the best after-tax result; otherwise, the Named Executive Officer will receive the full amount of the severance payment and other benefits triggered by the change-in-control and be liable for the 20% excise tax on the excess parachute payment in addition to all other applicable taxes and, in such case, the deduction by the Company of the portion of the severance payment constituting an excess parachute payment will be disallowed.
(2)	Consists of Mr. Rosenfeld’s 2019 base salary of $945,000, which would be paid at regular intervals.
(3)	Consists of medical benefits.
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(4)	Consists of Mr. Dharia’s 2019 base salary of $611,578, which would be paid at regular intervals.
(5)	Consists of Mr. Sinha’s 2019 base salary of $723,000, which would be paid at regular intervals.
(6)	Consists of the base salary of $945,000, $992,250 and $1,041,863 for 2019, 2020 and 2021, respectively, that would have been paid to Mr. Rosenfeld during the remainder of the term of his employment until the expiration of his employment agreement on December 31, 2021. Mr. Rosenfeld would receive these payments at regular intervals.
(7)	Consists of the base salary of $670,000 for 2019 that would have been paid to Ms. Varela during the remainder of the term of her employment until the expiration of her employment agreement on December 31, 2019. Ms. Varela would receive these payments at regular intervals.
(8)	Consists of Mr. Dharia’s 2018 base salary of $611,578 multiplied by the number of years (and fraction of years) remaining in the term of his employment agreement, which expires on December 31, 2020. Mr. Dharia would receive 50% of this payment immediately and the remaining 50% would be paid to him one year later (i.e., on December 31, 2019).
(9)	Consists of two times the sum of Mr. Dharia’s life insurance payment ($83,967 per year) plus medical benefits ($14,026 per year).
(10)	Consists of the base salary of $723,000 for 2019 that would have been paid to Mr. Sinha during the remainder of the term of his employment until the expiration of his employment agreement on December 31, 2019. Mr. Sinha would receive these payments at regular intervals.
(11)	Consists of the base salary that would have been paid to Ms. Frieders during the remainder of the term of her employment until the expiration of her employment agreement on April 30, 2020, consisting of $190,000 payable for the period from January 1, 2018 through April 30, 2019; and $590,000 payable for the period from May 1, 2019 through April 30, 2020. Ms. Frieders would receive these payments at regular intervals.
(12)	Consists of two and one-half times the sum of (i) Mr. Rosenfeld’s 2018 base salary of $900,000 plus (ii) the average cash bonus received by Mr. Rosenfeld for the three-year period ending on December 31, 2017. Upon a change-in-control, payments (or portions thereof) to Mr. Rosenfeld determined to constitute an “excess parachute payment” may be reduced to the maximum amount that would be tax deductible by the Company pursuant to Sections 280G of the Code. Upon a hypothetical December 31, 2018 change-in-control, no payments to Mr. Rosenfeld would have been subject to reduction. See the “Implications of Tax and Accounting Matters” section of “Compensation Discussion and Analysis” for a discussion of the applicability of Sections 280G and 4999 of the Code to change-in-control payments generally. See also the summary of Mr. Rosenfeld’s employment agreement under “Employment Arrangements.”
(13)	The amount disclosed represents the total value of the restricted stock and stock options which would have received accelerated vesting upon a hypothetical change-in-control on December 31, 2018.
(14)	Consists of two and one-half times the sum of (i) Ms. Varela’s 2018 base salary of $650,000 plus (ii) the average cash bonus received by Ms. Varela for the three-year period ending on December 31, 2017. Upon a change-in-control, payments (or portions thereof) to Ms. Varela determined to constitute an “excess parachute payment” may be subject to reduction to the maximum amount that would be tax deductible by the Company pursuant to Sections 280G of the Code. Upon a hypothetical December 31, 2018 change-in-control, no payments to Ms. Varela would have been subject to reduction. See the “Implications of Tax and Accounting Matters” section of “Compensation Discussion and Analysis” for a discussion of the applicability of Sections 280G and 4999 of the Code to change-in-control payments generally. See also the summary of Ms. Varela’s employment agreement under “Employment Arrangements.”
(15)	Consists of two and one-half times the sum of (i) Mr. Dharia’s 2018 base salary of $582,455 plus (ii) the average cash bonus received by Mr. Dharia for the three-year period ended on December 31, 2017. Upon a change-in-control, payments (or portions thereof) to Mr. Dharia determined to constitute an “excess parachute payment” may be subject to reduction to the maximum amount that would be tax deductible by the Company pursuant to Sections 280G of the Code. Upon a hypothetical December 31, 2017 change-in-control, no payments to Mr. Dharia would have been subject to reduction. See the “Implications of Tax and Accounting Matters” section of “Compensation Discussion and Analysis” for a discussion of the applicability of Sections 280G and 4999 of the Code to change-in-control payments generally. See also the summary of Mr. Dharia’s employment agreement under “Employment Arrangements.”
(16)	Consists of two and one-half times the sum of (i) Mr. Sinha’s 2018 base salary of $702,000 plus (ii) the average cash bonus received by Mr. Sinha for the three-year period ended on December 31, 2017. Upon a change-in-control, payments (or portions thereof) to Mr. Sinha determined to constitute an “excess parachute payment” may be subject to reduction to the maximum amount that would be tax deductible by the Company pursuant to Sections 280G of the Code. Upon a hypothetical December 31, 2018 change-in-control, no payments to Mr. Sinha would have been subject to reduction. See the “Implications of Tax and Accounting Matters” section of “Compensation Discussion and Analysis” for a discussion of the applicability of Sections 280G and 4999 of the Code to change-in-control payments generally. See also the summary of Mr. Sinha’s employment agreement under “Employment Arrangements.”
(17)	Consists of the base salary that would have been paid to Ms. Frieders during the remainder of the term of her employment until the expiration of her employment agreement on April 30, 2020, consisting of $190,000 payable for the period from January 1, 2018 through April 30, 2019; and $590,000 payable for the period from May 1, 2019 through April 30, 2020. Ms. Frieders would receive these payments at regular intervals.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management, and based on the review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

Submitted by the Compensation Committee of the Company’s Board of Directors:

Peter Migliorini (Chairman)
Rose Peabody Lynch Thomas H. Schwartz Robert Smith
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PROPOSAL TWO:

APPROVAL OF AN AMENDMENT TO
THE CERTIFICATE OF INCORPORATION OF STEVEN MADDEN, LTD.

Under Delaware law, a Delaware corporation may only issue shares of its capital stock to the extent such shares have been authorized for issuance under the corporation’s certificate of incorporation. Under the Company’s Certificate of Incorporation, we are authorized to issue 140,000,000 shares of stock, 135,000,000 of which shares have been designated as shares of Common Stock and 5,000,000 of which shares have been designated as shares of preferred stock. Our Board of Directors has determined that it is in the best interests of the Company and our stockholders to amend our Certificate of Incorporation to increase the total number of shares of Common Stock that the Company is authorized to issue by 110,000,000 shares from 135,000,000 shares to 245,000,000 shares. The Board of Directors has unanimously approved the proposed amendment to the Certificate of Incorporation subject to approval of our stockholders and recommends that the stockholders approve and adopt such amendment. The following resolution is submitted for stockholder approval:

“RESOLVED, that the Certificate of Incorporation of Steven Madden, Ltd. (the ‘Company’) be, and it hereby is, amended by deleting the first paragraph of Article FOURTH thereof and substituting in lieu thereof a new first paragraph to read as follows:

“FOURTH: The total number of shares of all classes of stock which the corporation shall have authority to issue is two hundred fifty million (250,000,000) shares, consisting of two hundred forty-five million (245,000,000) shares of common stock, $0.0001 par value per share, and five million (5,000,000) shares of preferred stock, $0.0001 par value per share.”

; and that such amendment is hereby authorized, approved and adopted as and for the action of the stockholders of the Company.”

If the amendment to the Company’s Certificate of Incorporation is approved by our stockholders, the amendment will become effective upon the filing of a certificate of amendment with the Secretary of State of the State of Delaware, which filing is expected to occur promptly after the Annual Meeting.

Purpose of the Amendment

The purpose of the amendment to the Company’s Certificate of Incorporation is to increase the total number of shares of Common Stock that the Company is authorized to issue from 135,000,000 shares to 245,000,000 shares. The number of shares of the Company’s authorized Common Stock was last increased in 2013, when the Company’s stockholders approved an amendment to the Company’s Certificate of Incorporation to increase the authorized Common Stock from 60,000,000 to 135,000,000. As of the Record Date, the Company had [________] shares of Common Stock issued and outstanding. In addition to the shares outstanding on the Record Date, there were [________] shares of our Common Stock issuable upon the exercise of options, [________] shares of our Common Stock reserved for future issuance under the Company’s Amended and Restated 2006 Stock Incentive Plan and [________] shares of our Common Stock held in treasury. If the Company were to issue all of the shares of Common Stock reserved, subject to or contemplated for issuance as described above (including the reissuance of treasury shares), a total of [________] shares of Common Stock would be issued and outstanding.

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In addition, on April 6, 2019, the Company’s Amended and Restated 2006 Stock Incentive Plan will reach the end of its ten-year term and expire. As described under Proposal Three below, stockholder approval is being sought for the Company’s 2019 Incentive Compensation Plan. Stockholder approval of the 2019 Incentive Compensation Plan would constitute approval of the issuance under the such plan of up to 11,000,000 shares of Common Stock. Without an increase in our authorized shares, there would not be sufficient authorized shares of Common Stock available for reservation and issuance under the Company’s 2019 Incentive Compensation Plan.

As a result of the foregoing, the Company does not believe that the number of currently authorized shares of Common Stock available for future issuance provides the Company with the necessary flexibility to be able to continue to grow the Company and its operations in 2019 and future years. The Board of Directors believes that the amendment is advisable and in the best interests of our Company and our stockholders in order to maintain our flexibility in considering and planning for future corporate needs in today’s competitive and fast-changing environment.

The Board believes that the authorized Common Stock should be increased to provide sufficient shares for issuance under the Company’s 2019 Incentive Compensation Plan and other general corporate purposes as may be determined by the Board of Directors in the exercise of its discretion. These general corporate purposes may include future stock splits like the three-for two stock splits effected by the Company in each of 2010, 2011, 2013 and 2018 in the event our Board of Directors were to determine such a stock split is advisable based upon then existing market conditions and other factors. Other purposes may include the issuance of Common Stock to facilitate potential acquisitions of or mergers with other companies, acquisitions of businesses or product lines, attracting and retaining employees by the issuance of additional securities under equity compensation plans and other transactions and such other corporate purposes that the Board of Directors deems are in our Company’s best interests. The Board of Directors believes that additional authorized shares of Common Stock would enable us to take timely advantage of market conditions and favorable opportunities that may arise for these types of transactions, in most cases without the delay and expense associated with convening a special meeting of stockholders before such issuances. Other than issuances pursuant to the Company’s Amended and Restated 2006 Stock Incentive Plan and the Company’s 2019 Incentive Compensation Plan, as of the date of this Proxy Statement, we have no current plans, commitments, agreements, arrangements or understandings regarding the issuance of additional shares of Common Stock.

Possible Effects of the Amendment to the Company’s Certificate of Incorporation

Upon issuance, the additional shares of authorized Common Stock would have rights identical to the currently outstanding shares of Common Stock. Adoption of the amendment would not have immediate dilutive effect on the proportionate voting power or other rights of existing stockholders. However, as is true for shares presently authorized but unissued, the future issuance of Common Stock authorized by the amendment may, among other things, dilute the earnings per share of the Common Stock, decrease existing stockholders’ percentage equity ownership and, depending on the price at which they are issued, could be dilutive to the voting rights of existing stockholders and have a negative effect on the market price of the Common Stock. Current stockholders have no preemptive or similar rights, which means that current stockholders do not have a prior right to purchase any new issue of Common Stock in order to maintain their proportionate ownership thereof.

We have not proposed the increase in the number of authorized shares of Common Stock with the intention of using the additional authorized shares for anti-takeover purposes, but our Company would be able to use the additional shares to oppose a hostile takeover attempt or delay or prevent changes in control or management of our Company. For example, without further stockholder approval, the Board of Directors could sell shares of Common Stock in a private transaction to purchasers who would oppose a takeover or favor our current Board of Directors. Such a sale could have the effect of discouraging an attempt by another person or entity, through the acquisition of a substantial number of shares of our Common Stock, to acquire our Company since the issuance could be used to dilute the stock ownership of the acquirer.

We could also use the additional shares of Common Stock as consideration for potential strategic transactions, including, among other things, acquisitions, strategic partnerships, joint ventures, restructurings, business combinations and investments although we have no immediate plans to do so.

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Our Board of Directors is authorized, subject to certain limitations prescribed by law, without further stockholder approval, to issue from time to time up to an aggregate of 5,000,000 shares of preferred stock in one or more series and to fix or alter the designations, preferences, rights and any qualifications, limitation or restrictions of shares of each such series thereof, including the dividend rights, dividend rates, conversion rights, voting rights and terms of redemption of shares constituting any series or designations of such series. The rights of the holders of Common Stock will be subject to and may be adversely affected by, the rights of holders of preferred stock that may be issued in the future, Issuance of preferred stock could have the effect of making it more difficult for a third party to acquire or of discouraging a third party from acquiring a majority of the outstanding voting stock of the Company.

Required Vote

Approval of this resolution requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote “FOR” the approval of the amendment to the Certificate of Incorporation of Steven Madden, Ltd.

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PROPOSAL THREE:

APPROVAL OF THE ADOPTION OF STEVEN MADDEN, LTD. 2019 INCENTIVE COMPENSATION PLAN

On February 25, 2019, upon recommendation of the Compensation Committee, the Board unanimously approved the adoption of the Steven Madden, Ltd. 2019 Incentive Compensation Plan (the “2019 Plan” or the “Plan”), subject to stockholder approval. If approved by the stockholders at the Annual Meeting, the 2019 Plan will become effective as of the date on which the Board of Directors approved the 2019 Plan. If approved, the 2019 Plan would be a successor to the Company’s Amended and Restated 2006 Stock Incentive Plan, the term of which is set to expire on April 6, 2019. The Board believes that approval of the 2019 Plan is essential for the Company’s ability to continue to utilize incentive awards to retain and attract the services of key individuals essential to the Company’s long-term growth and financial success and to further align their interests with those of the Company’s stockholders.

If the 2019 Plan is approved by our stockholders, subject to adjustments described in the Plan, 11 million new shares of our Common Stock will be authorized for issuance under the Plan. As described under Proposal Two above, stockholder approval is being sought to amend the Company’s Certificate of Incorporation to increase the total number of shares of Common Stock that the Company is authorized to issue from 135,000,000 shares to 245,000,000 shares. Without an increase in the authorized shares, the Company would not have sufficient authorized shares of Common Stock available for reservation and issuance under the Plan.

Description of the 2019 Plan

The following is a brief description of certain important features of the 2019 Plan. This summary is qualified in its entirety by reference to the full text of the 2019 Plan, which is attached as Annex B to this Proxy Statement.  If Proposal Three is approved, we intend to file a registration statement on Form S-8, pursuant to the Securities Act of 1933, as amended, to register the additional shares of Common Stock authorized for grant under the 2019 Plan promptly after receipt of such approval.

Administration. The 2019 Plan requires that it be administered by a committee consisting of two or more non-employee directors, each of whom will be, to the extent required, a “non-employee director” as defined in Rule 16b-3 of the Exchange Act and an “independent director” as defined under NASDAQ Rule 5605(a)(2) (the “Committee”). The Committee has full authority under the 2019 Plan to administer and interpret the 2019 Plan, to grant discretionary awards, to determine the individuals to whom awards will be granted, to determine the types of awards to be granted, to determine the terms and conditions of each award, to determine the number of shares of Common Stock to be covered by each award and to make all other determinations in connection with the 2019 Plan and the awards thereunder. The terms and conditions of individual awards are to be set forth in written agreements that are consistent with the terms of the 2019 Plan and awards may not be made on or after ten years after the effective date of the 2019 Plan. Currently, the Compensation Committee of the Board serves as the Committee under the 2019 Plan.

Eligibility and Types of Awards. As of April [__], 2019, the Company had [__] employees, all of whom were eligible to participate under the 2019 Plan. Our non-employee directors, currently seven directors, as well as individuals providing consulting or advisory services to the Company or its affiliates pursuant to a written agreement, are also eligible to receive awards under the 2019 Plan. The types of awards available under the 2019 Plan consist of nonqualified stock options, stock appreciation rights, performance shares, restricted stock, restricted stock units, other stock-based awards and performance-based cash awards. In addition, the Company’s employees and employees of the Company’s affiliates that qualify as subsidiaries or parent corporations (as defined under Section 424 of the Code) are eligible to be granted incentive stock options under the 2019 Plan.

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Available Shares and Limits on Awards. Assuming that the stockholders approve the 2019 Plan, a total of 11,000,000 shares will be reserved for issuance under the 2019 Plan. The maximum number of shares of Common Stock with respect to which any stock option, stock appreciation right or shares of restricted stock that are subject to the attainment of specified performance goals that may be granted under the Plan during any fiscal year to any eligible employee or consultant will be 1,000,000 shares per type of award, subject to a total limit on the number of shares of Common Stock with respect to all awards of 1,200,000 shares during any fiscal year. There is no annual limit on the number of shares of Common Stock with respect to an award to eligible employees or consultants of restricted stock that is not subject to the attainment of specified performance goals. The maximum number of shares of Common Stock with respect to any award of performance shares to an eligible employee or consultant during any fiscal year is 1,000,000 shares. The maximum payment that may be made to an eligible employee or consultant under any performance-based cash award during any fiscal year and subject to the attainment of specified performance goals is $10,000,000.

The maximum number of shares of Common Stock with respect to which any stock option (other than incentive stock options), stock appreciation right, or other share appreciation awards that may be granted under the Plan during any fiscal year to any non-employee director will be 120,000 shares per type of award, subject to a total limit on the number of shares of Common Stock with respect to all awards of 160,000 shares during any fiscal year. Any award of Restricted Stock, Restricted Stock Units and any other awards other than stock options, stock appreciation rights and other share appreciation awards which may be granted under this Plan during any fiscal year of the Company to each non-employee director shall be 40,000 shares per type of award, provided that the maximum number of shares of Common Stock for all such awards does not exceed 60,000 with respect to any fiscal year of the Company. In no event shall the aggregate grant of awards to non-employee directors (when combined with certain other awards) exceed 5% of the total number of shares of Common Stock reserved for awards under the Plan.

The 2019 Plan requires the Committee to appropriately adjust the individual maximum share limitations, the aggregate number of shares of Common Stock available for the grant of awards, and the exercise price of an award to reflect any change in the Company’s capital structure or business by reason of certain corporate transactions or events.

Under the 2019 Plan, the number of shares of Common Stock available for awards is reduced by (i) the total number of options or stock appreciation rights exercised, regardless of whether any of the shares of Common Stock underlying such awards are actually issued to the participant as the result of a net settlement, (ii) any shares of Common Stock used to pay any exercise price or tax withholding obligation with respect to any award and (iii) any shares of Common Stock repurchased by the Company on the open market with the proceeds of a stock option exercise price.

Fungible Share Limit. The 2019 Plan includes a “fungible share limit” to manage authorized shares. Under the 2019 Plan’s fungible share design:

•	shares of Common Stock subject to awards that are not appreciation awards count against the 2019 Plan’s share reserve as 3.0 shares for every share of Common Stock granted;
•	each share of Common Stock underlying an appreciation award granted that expires, terminates, is cancelled or is forfeited for any reason, is added back to the 2019 Plan’s aggregate maximum share limit and is again available for grant; and
•	each share of Common Stock underlying an award that is not an appreciation award that expires, terminates, is cancelled or is forfeited for any reason, is added back to the 2019 Plan’s share reserve as 3.0 shares of Common Stock and is again available for grant.

The 2019 Plan’s fungible share limit has the effect of reducing the maximum number of awards under the 2019 Plan because awards that are not appreciation awards (such as awards of restricted stock) count against the 2019 Plan’s share reserve as 3.0 shares for every share of Common Stock granted, rather than one share, as is the case for options and other appreciation awards.

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Awards Under the 2019 Plan. The following types of awards are available under the 2019 Plan:

Stock Options. The Committee may grant nonqualified stock options and incentive stock options (only to eligible employees) to purchase shares of Common Stock. The Committee will determine the number of shares of Common Stock subject to each option, the term of each option, which may not exceed seven years (or five years in the case of an incentive stock option granted to a 10% stockholder), the exercise price, the vesting schedule (if any), and the other material terms of each option. No incentive stock option or nonqualified stock option may have an exercise price less than the fair market value of the Common Stock at the time of grant (or, in the case of an incentive stock option granted to a 10% stockholder, 110% of fair market value).

Options will be exercisable at such time and subject to such terms and conditions as determined by the Committee at grant and the exercisability of such options may be accelerated by the Committee in its sole discretion, provided that no option is exercisable more than seven years after the date the option is granted and, in the case of a ten percent stockholder, five years from the date an incentive stock option is granted. Upon the exercise of an option, the participant must make payment of the full exercise price, either (i) in cash, check, bank draft or money order; (ii) solely to the extent permitted by law, through the delivery of irrevocable instructions to a broker reasonably acceptable to the Company to deliver promptly to the Company an amount equal to the purchase price; or (iii) on such other terms and condition as may be acceptable to the Committee.

Stock Appreciation Rights. The Committee may grant stock appreciation rights (“SARs”) either with a stock option which may be exercised only at such times and to the extent the related option is exercisable (“Tandem SAR”) or independent of a stock option (“Non-Tandem SARs”). A SAR is a right to receive a payment in Common Stock or cash (as determined by the Committee) equal in value to the excess of the fair market value of one share of Common Stock on the date of exercise over the exercise price per share established in connection with the grant of the SAR. The term of each SAR may not exceed seven years. The base price per share covered by a SAR will be the exercise price per share of the related option in the case of a Tandem SAR and will be the fair market value of the Common Stock on the date of grant in the case of a Non-Tandem SAR. The Committee may also grant “limited SARs,” either as Tandem SARs or Non-Tandem SARs, which may become exercisable only upon the occurrence of a change in control (as defined in the 2019 Plan) or such other event as the Committee may, in its sole discretion, designate at the time of grant or thereafter.

Restricted Stock. The Committee may award shares of restricted stock. Except as otherwise provided by the Committee upon the award of restricted stock, the recipient generally has the rights of a stockholder with respect to the shares, including the right to receive dividends, the right to vote the shares of restricted stock and, conditioned upon full vesting of shares of restricted stock, the right to tender such shares, subject to the conditions and restrictions generally applicable to restricted stock or specifically set forth in the recipient’s restricted stock agreement. The Committee may determine at the time of award, that the payment of dividends, if any, will be deferred until the expiration of the applicable restriction period. Recipients of restricted stock are required to enter into a restricted stock agreement with the Company, which states the restrictions to which the shares are subject, which may include satisfaction of pre-established performance goals, and the criteria or date or dates on which such restrictions will lapse.

If the grant of restricted stock or the lapse of the relevant restrictions is based on the attainment of performance goals, the Committee will establish for each recipient the applicable performance goals, formulae or standards and the applicable vesting percentages with reference to the attainment of such goals or satisfaction of such formulas or standards. Such performance goals may incorporate provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar events or circumstances. The performance goals for performance-based restricted stock are based on one or more of the objective criteria set forth on Exhibit A to the 2019 Plan and discussed in general below.

Restricted Stock Units. The Committee may award restricted stock units (“RSUs”). An RSU conveys a right to payment of Common Stock or the cash value of Common Stock after the date on which the award is granted and subject to such conditions, including vesting and performance conditions, as the Committee may determine. Except as otherwise provided upon the award of RSUs, the recipient does not have the rights of a stockholder with respect to the underlying shares, including with respect to voting and dividends or the right to tender shares, until the conditions on the award have been satisfied and the shares have been delivered to the recipient. If the grant of restricted stock or the lapse of the relevant restrictions is based on the attainment of performance goals, the Committee will establish for each recipient the applicable performance goals, formulae or standards and the applicable vesting percentages with reference to the attainment of such goals or satisfaction of such formulae or standards. Such performance goals may incorporate provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar events or circumstances. The performance goals for performance-based restricted stock are based on one or more of the objective criteria set forth on Exhibit A to the 2019 Plan and discussed in general below.

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Performance Shares. The Committee may award performance shares. A performance share is counted as one share of Common Stock. The performance goals for performance shares are based on one or more of the objective criteria set forth on Exhibit A to the 2019 Plan and discussed in general below. A minimum level of acceptable achievement will also be established by the Committee. If, by the end of the performance period, the recipient has achieved the specified performance goals, he or she will be deemed to have fully earned the performance shares. To the extent earned, the performance shares will be paid to the recipient at the time and in the manner determined by the Committee in cash, shares of Common Stock or any combination thereof.

Other Stock-Based Awards. The Committee may, subject to limitations under applicable law, make a grant of such other stock-based awards (including, without limitation, performance units, dividend equivalent units, stock equivalent units, restricted stock units and deferred stock units) under the 2019 Plan that are payable in cash or denominated or payable in or valued by shares of Common Stock or factors that influence the value of such shares. The Committee will determine the terms and conditions of any such other awards, which may include the achievement of certain minimum performance goals and/or a minimum vesting period. The performance goals for performance-based other stock-based awards are based on one or more of the objective criteria set forth on Exhibit A to the 2019 Plan and discussed in general below.

Performance-Based Cash Awards. The Committee may, subject to limitations under applicable law, make a grant of individual target awards either alone or in tandem with stock options, SARs or restricted stock under the 2019 Plan that are contingent upon the satisfaction of certain pre-established performance goals that are reached within a specified performance period, each of which, together with any other terms and conditions, shall be determined by the Committee in its sole discretion at the time of grant. At the time the performance goals are established, the Committee will prescribe a formula to determine the percentages (which may be greater than 100%) of the individual target award which may be payable based upon the degree of attainment of the performance goals during the calendar year. The Committee may, in its sole discretion, elect to pay a participant an amount that is less than the participant’s individual target award regardless of the degree of attainment of the performance goals; provided that no such discretion to reduce a performance-based cash award earned based on achievement of the applicable performance goals will be permitted for a calendar year in which a change in control occurs. The performance goals for performance-based cash awards are based on one or more of the objective criteria set forth on Exhibit A to the 2019 Plan and discussed in general below.

Limitation. Notwithstanding any other provisions in the 2019 Plan or in any employment agreement, the restrictions or vesting conditions, as applicable, on restricted stock awards, restricted stock units, other stock-based awards and performance-based awards can be no less than (i) one year, if the lapsing of restrictions or vesting schedule, as applicable, is based (in whole or in part) on the attainment of one or more performance goals, and (ii) three years, if the lapsing of restrictions or the vesting schedule, as applicable, is based solely on the continued performance of services by the Plan participant (with restrictions as to no more than 1/3rd of shares of Common Stock subject thereto lapsing on each of the first three anniversaries of the date of grant); provided that, the Committee is authorized to provide for earlier lapsing of the restrictions or acceleration of vesting, as applicable, in the event of a change in control of the Company or a participant’s retirement, death or disability. The preceding limitation does not apply with respect to up to 5% (when combined with the 5% limitation for non-employee director award grants) of the total number of shares of Common Stock reserved for awards under the Plan.

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Performance Goals. The Committee may grant awards of restricted stock, restricted stock units, performance shares, performance-based cash awards and other stock-based awards that may be granted, vest and be paid based on attainment of specified performance goals established by the Committee. These performance goals are based on the attainment of a certain target level of, or a specified increase or decrease in, one or more of the following criteria selected by the Committee:

•	earnings per share, earnings before interest and taxes or earnings before interest, taxes, depreciation and amortization;
•	gross profit or gross profit return on investment;
•	gross margin or gross margin return on investment;
•	operating income, net income, cash flow or economic value added;
•	return on assets; return on capital; revenue growth;
•	working capital;
•	specified objectives with regard to limiting the level of increase in all or a portion of, the Company’s bank debt or other long-term or short-term public or private debt or other similar financial obligations of the Company, which may be calculated net of cash balances and/or other offsets and adjustments as may be established by the Committee;
•	return on equity, assets or capital;
•	total shareholder return;
•	fair market value of the shares of the Common Stock;
•	market share and/or market segment share;
•	the growth in the value of an investment in the Common Stock assuming the reinvestment of dividends;
•	customer satisfaction, customer loyalty, brand recognition and/or brand acceptance;
•	style indexes;
•	employee retention;
•	number of new patents, new product innovation and/or introduction;
•	product release schedules and/or ship targets; or
•	reduction in expenses and/or product cost reduction through advanced technology.

The Committee may also exclude the impact of an event or occurrence such as restructurings, discontinued operations, extraordinary items and other unusual or non-recurring charges, an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management, or a change in accounting standards required by generally accepted accounting principles, which the Committee determines should be appropriately excluded. Performance goals may also be based on individual participant performance goals, as determined by the Committee in its sole discretion, or they may be based upon the attainment of specified levels of Company (or subsidiary, division or other operational unit of the Company) performance under one or more of the measures described above relative to the performance of other corporations. The Committee may designate additional business criteria on which the performance goals may be based or adjust, modify or amend those criteria.

Change in Control. In the event of a change in control (as defined in the 2019 Plan) of the Company, awards under the 2019 Plan may be assumed and continued or substituted in accordance with applicable law. If and to the extent that a successor to the Company converts, assumes, substitutes or replaces an award, the vesting restrictions and/or forfeiture provisions applicable to such award will not accelerate or lapse by reason of the change in control. However, if the participant’s employment or other service is terminated, other than for cause, within 12 months coincident with or immediately following the change in control, unvested awards will become fully vested and exercisable. If the award is not continued as provided above, the awards generally shall become fully exercisable or payable immediately prior to the change in control, and such awards shall terminate at the effective time of the change in control.

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Term, Amendment and Termination. The term of the 2019 Plan extends for a period of ten years from February 25, 2019 and, accordingly, will remain in effect through February 24, 2029, unless sooner terminated. Notwithstanding any other provision of the 2019 Plan, the Board may at any time amend any or all of the provisions of the 2019 Plan, or suspend or terminate it entirely, retroactively or otherwise; provided, however, that, unless otherwise required by law or specifically provided in the 2019 Plan, the rights of a participant with respect to awards granted prior to such amendment, suspension or termination may not be adversely affected without the consent of such participant and, provided further that the approval of the Company’s stockholders will be obtained to the extent required by Delaware law, Section 422 of the Code, The Nasdaq Global Select Market or the rules of such other applicable stock exchange, as specified in the 2019 Plan.

Repricing Options and Stock Appreciation Rights. The 2019 Plan includes an additional express prohibition against repricing stock options and stock appreciation rights. The Company may not, without stockholder approval, either (i) reduce the exercise price of an outstanding stock option or stock appreciation right or (ii) simultaneously cancel stock options or stock appreciation rights for which the exercise price exceeds the then current fair market value of the underlying Common Stock and grant a new stock option or stock appreciation right with an exercise price equal to the then current fair market value of the underlying Common Stock.

Miscellaneous. Awards granted under the 2019 Plan are generally nontransferable (other than by will or the laws of descent and distribution), except that the Committee may provide for the transferability of nonqualified stock options at the time of grant or thereafter to certain family members.

Certain U.S. Federal Income Tax Consequences

The rules concerning the federal income tax consequences with respect to options granted and to be granted pursuant to the 2019 Plan are quite technical. Moreover, the applicable statutory provisions are subject to change, as are their interpretations and applications, which may vary in individual circumstances. Therefore, the following is designed to provide a general understanding of the federal income tax consequences. In addition, the following discussion does not set forth any gift, estate, Social Security or state or local tax consequences that may be applicable and is limited to the U.S. federal income tax consequences to individuals who are citizens or residents of the U.S., other than those individuals who are taxed on a residence basis in a foreign country.

Incentive Stock Options. In general, an employee will not recognize taxable income upon either the grant or the exercise of an incentive stock option and the Company will not be entitled to an income tax deduction at either such time. In general, however, for purposes of the alternative minimum tax, the excess of the fair market value of the shares of Common Stock acquired upon exercise of an incentive stock option (determined at the time of exercise) over the exercise price of the incentive stock option will be considered income. If the recipient is continuously employed on the date of grant until the date three months prior to the date of exercise and such recipient does not sell Common Stock received pursuant to the exercise of the incentive stock option within either (i) two years after the date of the grant of the incentive stock option or (ii) one year after the date of exercise, a subsequent sale of Common Stock will result in long-term capital gain or loss to the recipient and will not result in a tax deduction to the Company.

If the recipient is not continuously employed on the date of grant until the date three months prior to the date of exercise or such recipient disposes of Common Stock acquired upon exercise of the incentive stock option within either of the above-mentioned time periods, the recipient will generally recognize as ordinary income an amount equal to the lesser of (i) the fair market value of Common Stock on the date of exercise over the exercise price, or (ii) the amount realized upon disposition over the exercise price. In such event, subject to the limitations of Section 280G of the Code (as described below), the Company generally will be allowed an income tax deduction equal to the amount recognized as ordinary income. Any gain in excess of such amount recognized by the recipient as ordinary income would be taxed at the rates applicable to short-term or long-term capital gains (depending on the holding period).

To the extent that the aggregate fair market value (determined as of the time of grant) of the Common Stock with respect to which incentive stock options are exercisable for the first time by a participant during any calendar year under the 2019 Plan and/or any other stock option plan of the Company or affiliate exceeds $100,000, such options are treated as non-qualified stock options.

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Nonqualified Stock Options. A recipient will not recognize any taxable income upon the grant of a nonqualified stock option and the Company will not be entitled to a deduction at the time of such grant unless such option has a readily ascertainable fair market value (as determined under applicable tax law) at the time of grant. Upon exercise of a nonqualified stock option, the recipient generally will recognize ordinary income in an amount equal to the excess of the fair market value of Common Stock on the date of exercise over the exercise price. Upon a subsequent sale of Common Stock by the recipient, the recipient will recognize short-term or long-term capital gain or loss depending upon his or her holding period for Common Stock. Subject to the limitations of Section 280G of the Code (as described below), the Company will generally be allowed an income tax deduction equal to the amount recognized by the recipient as ordinary income.

All Options. With regard to both incentive stock options and nonqualified stock options, the following also apply: (i) any of the Company’s officers and directors subject to Section 16(b) of the Exchange Act may be subject to special tax rules regarding the income tax consequences concerning their stock options, (ii) any entitlement to a tax deduction on the part of the Company is subject to the applicable tax rules, and (iii) in the event that the exercisability or vesting of any award is accelerated because of a change in control, payments relating to the awards (or a portion thereof), either alone or together with certain other payments, may constitute parachute payments under Section 280G of the Code, which excess amounts may be subject to excise taxes and may be nondeductible by the Company.

Section 409A of the Code provides that all amounts deferred under a nonqualified deferred compensation plan are includible in a participant’s gross income to the extent such amounts are not subject to a substantial risk of forfeiture, unless certain requirements are satisfied. If the requirements are not satisfied, in addition to current income inclusion, interest at the underpayment rate plus 1% will be imposed on the participant’s underpayments that would have occurred had the deferred compensation been includible in gross income for the taxable year in which first deferred or, if later, the first taxable year in which such deferred compensation is not subject to a substantial risk of forfeiture. The amount required to be included in income is also subject to an additional 20% tax. While most awards under the 2019 Plan are anticipated to be exempt from the requirements of Section 409A of the Code, awards not exempt from Section 409A of the Code are intended to comply with Section 409A of the Code.

The 2019 Plan is not subject to any of the requirements of the Employee Retirement Income Security Act of 1974, as amended. The 2019 Plan is not, nor is it intended to be, a “tax-qualified” plan under Section 401(a) of the Code.

Required Vote

Approval of this resolution requires the affirmative vote of a majority of the shares of Common Stock present or represented by proxy and entitled to vote at the Annual Meeting.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote “FOR” the approval of the Steven Madden, Ltd. 2019 Incentive Compensation Plan.

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PROPOSAL FOUR:

RATIFICATION OF THE APPOINTMENT OF EISNERAMPER LLP AS THE COMPANY’S
INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS
FOR THE FISCAL YEAR ENDING DECEMBER 31, 2019

The Audit Committee has appointed EisnerAmper LLP as the Company’s independent registered public accounting firm to conduct the audit of the Company’s books and records for the fiscal year ending December 31, 2019. EisnerAmper LLP has served as the Company’s independent registered public accountants since 1995.

Before making its determination on appointment, the Audit Committee carefully considers the qualifications and competence of candidates for the independent registered public accountants. For EisnerAmper LLP, this has included a review of its performance in prior years, its independence and processes for maintaining independence, the results of the most recent internal quality control review or Public Company Accounting Oversight Board inspection, the key members of the audit engagement team, the firm’s approach to resolving significant accounting and auditing matters including consultation with the firm’s national office, as well as its reputation for integrity and competence in the fields of accounting and auditing. Although ratification by stockholders is not required by the Company’s organizational documents or any applicable law, the Audit Committee has determined that requesting ratification by stockholders of its appointment of EisnerAmper LLP as the Company’s independent registered public accountants is a matter of good corporate practice. If stockholders do not ratify the selection, the Audit Committee will reconsider whether or not to retain EisnerAmper LLP, but may still retain the accounting firm. Even if the selection is ratified, the Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interest of the Company and its stockholders.

Representatives of EisnerAmper LLP are expected to be present at the Annual Meeting to respond to appropriate questions and to make a statement should they so desire.

Required Vote

The affirmative vote of the holders of a majority of the outstanding shares of Common Stock present or represented by proxy and entitled to vote at the Annual Meeting is required to ratify the Audit Committee’s selection of EisnerAmper LLP.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote “FOR” the ratification of the appointment of EisnerAmper LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2019. Unless marked to the contrary, proxies received from stockholders will be voted in favor of ratifying the appointment of EisnerAmper LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2019.

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Independent Registered Public Accounting Firm’s Fees and Services

The aggregate fees billed to the Company by EisnerAmper LLP for professional services rendered for each of the past two years are set forth below:

	Year Ended December 31,
	2018	2017
Audit Fees (1)	$1,310,000	$1,067,500
Audit-Related Fees (2)	235,284	49,500
Tax Fees	—	—
All Other Fees	—	—

Total	$1,545,284	$1,117,000

(1)	Represents the aggregate fees billed for (a) the audit of the Company’s annual financial statements, (b) the reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q, (c) other statutory and regulatory filings or engagements and (d) the audit of the Company’s internal controls over financial reporting.
(2)	Represents the aggregate fees billed for audit-related fees related to assurance and related services. Includes, among others, the audit of the Company’s employee benefit plans and other accounting related consultations and, with respect to 2017, a transfer pricing study and, with respect to 2018, services rendered in connection with due diligence performed for the Company’s acquisition of a business.

Audit Committee’s Pre-Approval Policies and Procedures

Consistent with SEC policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of the independent registered public accountants. In recognition of this responsibility, the Audit Committee has established a policy to review and pre-approve all audit and permissible non-audit services provided by the independent registered public accountants. These services may include audit services, audit-related services, tax services and other services.

Prior to engagement of the independent auditor for next year’s audit, the Audit Committee will pre-approve all auditing services and all permitted non-audit services (including the fees and terms thereof), except those excluded from requiring pre-approval based upon the de minimus exception set forth in Section 10A(i)(1)(B) of the Exchange Act.

The Audit Committee’s pre-approval policies and procedures are as follows: (a) prior to each fiscal year, the Audit Committee pre-approves a schedule of estimated fees for proposed non-prohibited audit and non-audit services, and (b) actual amounts paid are monitored by financial management of the Company and reported to the Audit Committee.

All work performed by EisnerAmper LLP as described above under the captions Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees has been approved or pre-approved by the Audit Committee pursuant to the provisions of the Audit Committee’s charter. The Audit Committee has considered and concluded that the provision of non-audit services is compatible with maintaining the independence of EisnerAmper LLP.

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AUDIT COMMITTEE REPORT

The Audit Committee reviewed the Company’s audited financial statements for the 2018 Fiscal Year and met with both management and representatives of EisnerAmper LLP, the Company’s independent registered public accountants, to discuss such audited financial statements. Management and the Company’s independent registered public accountants have represented to the Audit Committee that the financial statements were prepared in accordance with accounting principles generally accepted in the United States of America. The Audit Committee has received from and discussed with EisnerAmper LLP the written disclosures and the letter regarding EisnerAmper LLP’s communications with the Audit Committee concerning independence as required by applicable requirements of the Public Company Accounting Oversight Board, and discussed with EisnerAmper LLP the independence of EisnerAmper LLP. The Audit Committee also discussed with EisnerAmper LLP any matters required to be discussed by Auditing Standards No. 1301, “Communications with Audit Committees” issued by the Public Company Accounting Oversight Board. Based on these reviews and discussions, the Audit Committee recommended to the Board that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the 2018 Fiscal Year.

Submitted by the Audit Committee of the Company’s Board of Directors:

Richard P. Randall (Chairman)
Rose Peabody Lynch Mitchell S. Klipper
Ravi Sachdev

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PROPOSAL FIVE:

NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION

Section 14A of the Exchange Act, as created by Section 951 of the Dodd-Frank Act, and the rules and regulations promulgated thereunder, require a publicly traded company to include a resolution in its proxy statement at least once every three years seeking stockholder approval, on an advisory or non-binding basis, of the compensation of the named executive officers as disclosed in such company’s proxy statement pursuant to the compensation rules of the SEC. At our 2018 Annual Meeting of Stockholders, the Company’s stockholders approved, on an advisory basis, the holding of an advisory vote to approve executive compensation (commonly known as a “say-on-pay” proposal) on an annual basis. Based on these results, the Board of Directors determined to hold its advisory vote to approve executive compensation annually until the next frequency vote, which is scheduled to occur at the 2023 annual meeting of stockholders. Accordingly, we are providing stockholders with a non-binding advisory vote on the compensation of our Named Executive Officers.

As described in more detail in the Compensation Discussion and Analysis section, which begins on page [24] of this Proxy Statement, the overall objective of the Company’s executive compensation programs and practices is to support delivery of sustained operating and financial performance results with the ultimate goal being to create and maximize value for our stockholders on a long-term basis. We believe that our executive compensation programs and practices serve the interests of our stockholders by enabling us to attract and retain an experienced and effective management team whose combined knowledge of our business and the footwear and accessories industries has proved extremely valuable in delivering results for our stockholders. The Compensation Committee and the Board of Directors believe that the Company’s compensation programs and practices as articulated in the Compensation Discussion and Analysis section of this Proxy Statement effectively implement our philosophy of aligning compensation to stockholder interests and that the compensation received by our Named Executive Officers in the 2018 Fiscal Year reflects and supports such philosophy and goal and is commensurate with the performance and strategic position of the Company. We will continue to review and modify our executive compensation programs to address evolving best practices and changing regulatory requirements.

We encourage stockholders to read the Compensation Discussion and Analysis section of this Proxy Statement, as well as the Summary Compensation Table and other related compensation tables and narrative disclosure contained in this Proxy Statement, all of which describe and explain in detail the compensation of our Named Executive Officers in the 2018 Fiscal Year.

The following resolution is submitted for stockholder approval:

“RESOLVED, that the stockholders of Steven Madden, Ltd. (the ‘Company’) approve, on a non-binding advisory basis, the compensation paid to the Named Executive Officers of the Company as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the executive compensation as described in the section captioned ‘Compensation Discussion and Analysis,’ the Summary Compensation Table and related tabular disclosure and narrative discussion regarding compensation of Named Executive Officers under the caption ‘Executive Compensation’ contained in the Company’s Proxy Statement dated April [5], 2019.”

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This vote is not intended to address any specific item of compensation, but rather the overall compensation of our Named Executive Officers and the compensation programs and practices described in this Proxy Statement. While this advisory vote on executive compensation, commonly referred to as a “say-on-pay” advisory vote, is required by Section 14A of the Exchange Act, it is not binding on our Board of Directors and may not be construed as overruling any decision by the Board of Directors or the Compensation Committee.  However, we value the opinions of our stockholders. To the extent there is a significant vote against the compensation of the Named Executive Officers as disclosed in this Proxy Statement, the Board of Directors and the Compensation Committee will consider the outcome of the vote when considering future compensation arrangements and evaluate whether any actions are necessary to address the stockholders’ concerns.

Required Vote

Approval of this resolution requires the affirmative vote of a majority of the shares of Common Stock present or represented by proxy and entitled to vote at the Annual Meeting.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote “FOR” the resolution approving the overall compensation of the Named Executive Officers for the 2018 Fiscal Year.

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PROPOSAL SIX:

STOCKHOLDER PROPOSAL REGARDING HUMAN RIGHTS RISK ASSESSMENT REPORT

The following stockholder proposal was submitted by the New York State Common Retirement Fund, the beneficial owner of 123,896 shares of the Company’s Common Stock. The New York State Common Retirement Fund is located at 110 State Street, 14th Floor, Albany, New York 12244-0001. The Board of Directors unanimously recommends a vote “AGAINST” this stockholder proposal.

Stockholder Proposal and Supporting Statement

“RESOLVED, that stockholders of Steven Madden, Ltd. (“Steve Madden”), urge the Board of Directors to report to stockholders, at reasonable cost and omitting proprietary information, on Steve Madden’s process for identifying and analyzing potential and actual human rights risks of Steve Madden’s operations and supply chain (referred to herein as a “human rights risk assessment”) addressing the following:

•	Human rights principles used to frame the assessment
•	Frequency of assessment
•	Methodology used to track and measure performance
•	Nature and extent of consultation with relevant stakeholders in connection with the assessment
•	How the results of the assessment are incorporated into company policies and decision making

The report should be made available to stockholders on the Steve Madden website no later than December 31, 2019. The report asked for by this proposal is separate and distinct from a sustainability report or adoption of human rights policy statement.

Supporting Statement

As long-term stockholders, we favor policies and practices protecting and enhancing the value of our investments. There is increasing recognition among corporations and investors alike that risks related to human rights violations, such as litigation, reputational damage, and project delays and disruptions, can adversely affect stockholder value.

The importance of human rights risk assessment is reflected in the United Nations Guiding Principles on Business and Human Rights approved by the UN Human Rights Council in 2011. The principles urge that “business enterprises should carry out human rights due diligence assessing actual and potential human rights impacts, integrating and acting upon the findings, tracking responses, and communicating how impacts are addressed.”

Because Steve Madden relies on its private label brands for a substantial part of its revenue and over 90 percent of private label production is estimated to be outsourced to developing countries, the company is exposed to risks that substandard treatment of workers in the company’s supply chain could result in disruptions in production or reputational harm.

In Steve Madden’s 2018 Form 10-K, the company recognizes the reputational risks associated with public scrutiny of labor practices embedded in its supply chain. However, there is no evidence that the company has undertaken any initiatives to monitor or proactively address these concerns.

Steve Madden has not developed standards in its supplier code of conduct to address human rights issues. Furthermore, Steve Madden has not adequately demonstrated to investors its ability to assess and report the risks to stockholder value posed by human rights practices in its operations and supply chain in order to effectively translate principles into protective practices.

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The best practices for addressing these risks are: establishing labor management policies meeting stringent international norms, implementing programs to verify compliance with the policies in the supply chain, and introducing incentives for compliance among suppliers.

Human rights risk assessment and reporting would help Steve Madden management to identify and mitigate such risks and stockholders to understand their potential effect on stockholder value.”

The Board of Directors’ Statement in Opposition

We share the proponent stockholder’s concerns for human rights and are committed to supporting and maintaining standards of ethical conduct and respect for human rights. The Board of Directors has carefully considered the above proposal, however, and believes that this type of report is unnecessary and not in the best interest of the stockholders in light of the Company’s development of policies that address fundamental human rights principles and because the costs and resources required to create an additional, separate report on human rights risks would be an unnecessary burden and expense and a diversion of corporate resources without corresponding significant benefit to stockholders.

We have established a comprehensive vendor compliance program, reflected in our Corporate Social Responsibility Policy, which sets forth our expectations for our manufacturers, vendors and suppliers (collectively, “Vendors”) and is codified, with other policies, in our Vendor Compliance Manual. The primary goals of the program are the following:

•	to ensure compliance with all applicable local laws, industry standards and the Company’s expectations concerning, among other things, the use of child, prison or forced labor, the proper and timely payment of wages, the reduction of health and safety hazards and the management of working hours;
•	where noncompliance exists, to identify the cause of the noncompliance and establish attainable, time-phased progress milestones to work toward improvement where possible; and
•	to monitor and promote long-term compliance with our Vendor Compliance Manual and any related requirements as local law and industry standards mandate.

Our Vendor Code of Conduct (the “Vendor Code”), which is available at https://stevemadden.gcs-web.com/corporate-governance/highlights, specifically reinforces our commitment to managing our supply chain in accordance with the International Labor Organization’s Declaration on Fundamental Principles and Rights at Work and the United Nations Guiding Principles on Business and Human Rights. The Company seeks to do business with vendors and suppliers that demonstrate commitment to meeting our standards and the Company may terminate a relationship with any Vendor found to be in violation of the standards.

To evaluate compliance with our policies in the supply chain, including, without limitation, compliance with the Company’s standards regarding human trafficking and slavery in supply chains, we periodically review our Vendor Compliance Manual and distribute revised versions to our Vendors asking that they review, acknowledge and agree to the terms contained in the revised manual. Additionally, under the terms of the manual, we have the right to audit our Vendors, conduct on-site inspections of Vendor facilities and engage in announced and unannounced monitoring activities, including confidential employee interviews, to ensure compliance. The Company reviews and monitors its Vendor relationships and may terminate a relationship with any Vendor found to be in violation of the guidelines.

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The Company also is crafting a comprehensive training program for all employees, management and key contacts at supply chains detailing the applicable laws and the Company’s standards regarding human trafficking, slavery, and child labor in supply chains. The training program will ultimately include a combination of in-person training sessions and online training tools to reiterate the importance of compliance with the applicable laws and Company-specific policies and procedures regarding human trafficking, slavery, and child labor in supply chains.

Further, the Company maintains a robust risk assessment program. As more fully discussed in the section captioned “Corporate Governance – Risk Oversight” above, our management and internal audit areas provide day-to-day oversight of risk management strategy for the ongoing business operations of the Company. This oversight includes identifying, evaluating and addressing potential risks that may exist at the enterprise, strategic, financial, operation, and compliance and reporting levels. These assessments are periodically reviewed with the Audit Committee of the Board of Directors.

In light of our commitment to human rights demonstrated by our existing policies and vendor compliance programs as well as our commitment to training and robust oversight, we believe that the additional human rights risk assessment report requested by this proposal is unnecessary and a diversion of management’s attention and of stockholders’ resources.

Required Vote

Approval of this resolution requires the affirmative vote of a majority of the shares of Common Stock present or represented by proxy and entitled to vote at the Annual Meeting.

Recommendation of the Board of Directors

For all of the above reasons, the Board of Directors unanimously recommends a vote “AGAINST” this stockholder proposal. Proxies received by the Board of Directors will be so voted unless stockholders specify a contrary choice in their proxies.

OTHER MATTERS

At the date of this Proxy Statement, the Company has no knowledge of any business other than that described above that will be presented at the Annual Meeting. If any other business should properly come before the Annual Meeting in connection therewith, it is intended that the persons named in the accompanying proxy will have discretionary authority to vote the shares which they represent.

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD PROMPTLY. ALTERNATIVELY, YOU MAY VOTE YOUR SHARES BY TELEPHONE OR THROUGH THE INTERNET AS DESCRIBED ON THE ACCOMPANYING PROXY CARD. YOUR VOTE IS IMPORTANT. IF YOU ARE A STOCKHOLDER OF RECORD AND ATTEND THE ANNUAL MEETING AND WISH TO VOTE IN PERSON, YOU MAY WITHDRAW YOUR PROXY AT ANY TIME PRIOR TO THE VOTE.

STEVEN MADDEN, LTD.
April [__], 2019
By:
Arvind Dharia
Secretary

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ANNEX A - RECONCILIATION OF ADJUSTED RESULTS (NON-GAAP)

The within Proxy Statement provides the Company’s financial results both in accordance with generally accepted accounting principles in the United States (“GAAP”) and using certain non-GAAP financial measures. In particular, the Proxy Statement provides the Company’s historic net income and income per diluted share adjusted to exclude certain charges and recoveries, which are non-GAAP financial measures. The Company uses non-GAAP financial information to evaluate its operating performance and in order to represent the manner in which the Company conducts and views its business. Additionally, the Company believes the information assists investors in comparing the Company’s performance across reporting periods on a consistent basis by excluding items that are not indicative of its core business. The non-GAAP financial information is provided in addition to, and not as an alternative to, the Company’s reported results prepared in accordance with GAAP.

Reconciliation of Net Income and Diluted Income Per Share (GAAP Basis) to Adjusted Net Income and Adjusted Diluted Income Per Share (Non-GAAP Basis)

	Twelve Months Ended December 31, 2018	Twelve Months Ended December 31, 2017

GAAP net income attributable to Steven Madden, Ltd.	$129,136	$117,948

After-tax impact of non-cash expense associated with the purchase accounting fair value adjustment of inventory acquired in the Schwartz & Benjamin acquisition	—	402

After-tax impact of expense in connection with provision for legal and early lease termination charges	2,478	7,457

After-tax impact of benefit in connection with post-closing amendment to the equity purchase agreement relating to the Schwartz & Benjamin acquisition	—	(6,435)

After-tax impact of expense in connection with the integration of the Schwartz & Benjamin acquisition and the related restructuring	1,536	2,293

After-tax impact of expense in connection with a warehouse consolidation	914	—

After-tax impact of impairment preferred interest in Brian Atwood Italia Holding, LLC	1,028	1,701

After-tax impact of bad debt expense and write-off of an unamortized buying agency support payment agreement associated with the Payless ShoeSource bankruptcies	11,481	4,799

After-tax impact of impairment of Wild Pair trademark	—	630

Tax expense resulting from the Tax Cuts and Jobs Act transition tax and taxing authorities audit and prepaid tax adjustments related to prior years	$11,136	$463

Adjusted net income attributable to Steven Madden, Ltd.	$157,710	$129,257

GAAP diluted income per share	$1.50	$1.36
Adjusted diluted income per share	$1.83	$1.49

Diluted shares	86,097	86,745

ANNEX B

Steven Madden, Ltd. 2019 Incentive Compensation Plan

(Adopted by the Board of Directors on February 25, 2019 and

Approved by the Stockholders on ____________, 2019)

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STEVEN MADDEN, LTD.

2019 INCENTIVE COMPENSATION PLAN

(Adopted by the Board of Directors on February 25, 2019 and
Approved by the Stockholders on ____________________)

ARTICLE I

ESTABLISHMENT OF PLAN

1.1          Establishment of the Plan. Steven Madden, Ltd (“the Company”) established this incentive compensation plan to permit the granting of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Share Units, Other Stock-Based Awards and Performance-Based Cash Awards to the persons and for the purposes described herein.

1.2          Purposes of the Plan. The purposes of the Plan are to induce certain individuals to remain in the employ, or to continue to serve as directors of, or consultants or advisors to, the Company and its present and future Subsidiaries, to attract new individuals to enter into such employment or service and to encourage such individuals to secure or increase on reasonable terms their stock ownership in the Company. The Board believes that the granting of Awards under the Plan will promote continuity of management and increased incentive and personal interest in the welfare of the Company by those who are or may become primarily responsible for shaping and carrying out the long range plans of the Company and securing its continued growth and financial success.

1.3          Duration of the Plan. No Award may be granted under the Plan after February 24, 2029, or such earlier date as the Board shall determine. The Plan will remain in effect with respect to outstanding Awards until no Awards remain outstanding.

ARTICLE II

DEFINITIONS

For purposes of this Plan, the following terms shall have the following meanings:

2.1          “Acquisition Event” means a merger or consolidation in which the Company is not the surviving entity, any transaction that results in the acquisition of all or substantially all of the Company’s outstanding Common Stock by a single person or entity or by a group of persons and/or entities acting in concert, or the sale or transfer of all or substantially all of the Company’s assets.

2.2          “Affiliate” means each of the following: (a) any Subsidiary; (b) any Parent; (c) any corporation, trade or business (including, without limitation, a partnership or limited liability company) which is directly or indirectly controlled 50% or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) by the Company; (d) any corporation, trade or business (including, without limitation, a partnership or limited liability company) which directly or indirectly controls 50% or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) of the Company; and (e) any other entity in which the Company or any of its Affiliates has a material equity interest and which is designated as an “Affiliate” by resolution of the Committee; provided that the Common Stock subject to any Award constitutes “service recipient stock” for purposes of Section 409A of the Code or otherwise does not subject the Award to Section 409A of the Code.

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2.3          “Appreciation Award” means any Award under this Plan of any Stock Option, Stock Appreciation Right or Other Stock-Based Award, provided that such Other Stock-Based Award is based on the appreciation in value of a share of Common Stock in excess of an amount equal to at least the Fair Market Value of the Common Stock on the date such Other Stock-Based Award is granted.

2.4          “Award” means any award under this Plan of any Stock Option, Stock Appreciation Right, Restricted Stock, Performance Share, Other Stock-Based Award or Performance-Based Cash Awards. All Awards shall be granted by, confirmed by, and subject to the terms of, a written agreement executed by the Company and the Participant.

2.5          “Board” means the Board of Directors of the Company.

2.6          “Cause” means with respect to a Participant’s Termination of Employment or Termination of Consultancy from and after the date hereof, the following: (a) in the case where there is no employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award (or where there is such an agreement but it does not define “cause” (or words of like import)), termination due to: (i) a Participant’s conviction of, or plea of guilty or nolo contendere to, a felony; (ii) perpetration by a Participant of an illegal act, or fraud which could cause significant economic injury to the Company; (iii) continuing willful and deliberate failure by the Participant to perform the Participant’s duties in any material respect, provided that the Participant is given notice and an opportunity to effectuate a cure as determined by the Committee; or (iv) a Participant’s willful misconduct with regard to the Company that could have a material adverse effect on the Company; or (b) in the case where there is an employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award that defines “cause” (or words of like import), “cause” as defined under such agreement; provided, however, that with regard to any agreement under which the definition of “cause” only applies on occurrence of a change in control, such definition of “cause” shall not apply until a change in control actually takes place and then only with regard to a termination thereafter. With respect to a Participant’s Termination of Directorship, “cause” means an act or failure to act that constitutes cause for removal of a director under applicable Delaware law.

2.7          “Change in Control” has the meaning set forth in Section 14.3.

2.8          “Change in Control Price” has the meaning set forth in Section 14.1.

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2.9          “Code” means the Internal Revenue Code of 1986, as amended. Any reference to any section of the Code shall also be a reference to any successor provision and any Treasury Regulation promulgated thereunder.

2.10          “Committee” means a committee or subcommittee of the Board appointed from time to time by the Board, which committee or subcommittee shall consist of two or more non-employee directors, each of whom shall be (i) a “non-employee director” as defined in Rule 16b-3; and (ii) an “independent director” as defined under Nasdaq Rule 5605(a)(2) or such other applicable stock exchange rule. To the extent that no Committee exists that has the authority to administer this Plan, the functions of the Committee shall be exercised by the Board. If for any reason the appointed Committee does not meet the requirements of Rule 16b-3, such noncompliance shall not affect the validity of Awards, grants, interpretations or other actions of the Committee.

2.11          “Common Stock” means the Common Stock, $0.0001 par value per share, of the Company.

2.12          “Company” means Steven Madden, Ltd., a Delaware corporation, and its successors by operation of law.

2.13          “Consultant” means any natural person who provides bona fide consulting or advisory services to the Company or its Affiliates pursuant to a written agreement, which are not in connection with the offer and sale of securities in a capital-raising transaction.

2.14          “Disability” means with respect to a Participant’s Termination, a permanent and total disability as defined in Section 22(e)(3) of the Code. A Disability shall only be deemed to occur at the time of the determination by the Committee of the Disability. Notwithstanding the foregoing, for Awards that are subject to Section 409A of the Code, Disability shall mean that a Participant is disabled under Section 409A(a)(2)(C)(i) or (ii) of the Code.

2.15          “Effective Date” means the effective date of this Plan as defined in Article XVIII.

2.16          “Eligible Employees” means each employee of the Company or an Affiliate.

2.17          “Exchange Act” means the Securities Exchange Act of 1934, as amended. Any references to any section of the Exchange Act shall also be a reference to any successor provision.

2.18          “Fair Market Value” means, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, as of any date and except as provided below, the closing price reported for the Common Stock on the applicable date: (a) as reported on the principal national securities exchange in the United States on which it is then traded, or (b) if not traded on any such national securities exchange, the last sale price quoted in the principal over-the-counter market on which the Common Stock is quoted, as determined by the Committee. If the Common Stock is not traded, listed or otherwise reported or quoted, then Fair Market Value means the fair market value of the Common Stock as determined by the Committee in good faith in whatever manner it considers appropriate taking into account the requirements of Section 422 of the Code and/or Section 409A of the Code, as applicable. For purposes of the grant of any Award, the applicable date shall be the trading day immediately prior to the date on which the Award is granted. For purposes of the exercise of any Award, the applicable date shall be the date a notice of exercise is received by the Committee or, if not a day on which the applicable market is open, the next day that it is open.

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2.19          “Family Member” means “family member” as defined in Section A.1.(5) of the general instructions of Form S-8, as may be amended from time to time.

2.20          “GAAP” has the meaning set forth in Section 12.2(c)(ii).

2.21          “Incentive Stock Option” means any Stock Option awarded to an Eligible Employee of the Company, its Subsidiaries and its Parent (if any) under this Plan intended to be and designated as an “Incentive Stock Option” within the meaning of Section 422 of the Code.

2.22          “Limited Stock Appreciation Right” means a Tandem Stock Appreciation Right or Non-Tandem Stock Appreciation Right exercisable only upon the occurrence of a Change in Control or other event as determined by the Committee as provided in Section 7.5.

2.23          “Non-Employee Director” means a director of the Company who is not an active employee of the Company or an Affiliate.

2.24          “Non-Qualified Stock Option” means any Stock Option awarded under this Plan that is not an Incentive Stock Option.

2.25          “Non-Tandem Stock Appreciation Right” means the right to receive cash or a number of shares of Common Stock (as determined by the Committee, in its sole discretion, on the date of grant) equal to the difference between (i) the Fair Market Value of a share of Common Stock on the date such right is exercised, and (ii) the aggregate exercise price of such right, otherwise than on surrender of a Stock Option.

2.26          “Other Stock-Based Award” means an Award under Article XI of this Plan that is valued in whole or in part by reference to, or is payable in or otherwise based on, Common Stock, including, without limitation, a restricted stock unit or other Award valued by reference to an Affiliate.

2.27          “Parent” means any parent corporation of the Company within the meaning of Section 424(e) of the Code.

2.28          “Participant” means an Eligible Employee, Non-Employee Director or Consultant to whom an Award has been granted pursuant to this Plan.

2.29          “Performance Goals” means the performance goals set forth on Exhibit A hereto.

2.30          “Performance-Based Cash Award” means a cash Award under Article XII of this Plan that is payable or otherwise based on the attainment of certain pre-established performance goals during a Performance Period.

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2.31          “Performance Period” means the duration of the period during which receipt of an Award is subject to the satisfaction of performance criteria, such period as determined by the Committee in its sole discretion.

2.32          “Performance Share” means an Award made pursuant to Article X of this Plan of the right to receive Common Stock or cash of an equivalent value at the end of a specified Performance Period.

2.33          “Person” means any individual, corporation, partnership, limited liability company, firm, joint venture, association, joint-stock company, trust, incorporated organization, governmental or regulatory or other entity.

2.34          “Plan” means this Steven Madden, Ltd. 2019 Incentive Compensation Plan, as it may be amended from time to time.

2.35          “Prior Plan” means the Steven Madden, Ltd. 2006 Stock Incentive Plan, as in effect immediately prior to the Effective Date.

2.36          “Reference Stock Option” has the meaning set forth in Section 7.1.

2.37          “Restricted Stock” means an Award of shares of Common Stock under this Plan that is subject to restrictions under Article VIII.

2.38          “Restricted Stock Unit” means an Award described in Article IX.

2.39          “Restriction Period” has the meaning set forth in Subsection 8.3(a).

2.40          “Retirement” means a voluntary Termination of Employment at or after age 65 or such earlier date after age 50 as may be approved by the Committee, in its sole discretion at the time of grant or thereafter provided that the exercise of such discretion does not make the applicable Award subject to Section 409A of the Code, except that Retirement shall not include any Termination by the Company with or without Cause. With respect to a Participant’s Termination of Directorship, Retirement means the failure to stand for reelection or the failure to be reelected on or after a Participant has attained age 65 or, with the consent of the Board, before age 65 but after age 50, provided that the exercise of such discretion does not make the applicable Award subject to Section 409A of the Code.

2.41          “Rule 16b-3” means Rule 16b-3 under Section 16(b) of the Exchange Act as then in effect or any successor provision.

2.42          “Section 409A of the Code” means the nonqualified deferred compensation rules under Section 409A of the Code and any applicable Treasury regulations thereunder.

2.43          “Securities Act” means the Securities Act of 1933, as amended and all rules and regulations promulgated thereunder. Any reference to any section of the Securities Act shall also be a reference to any successor provision.

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2.44          “Stock Appreciation Right” means a Non-Tandem Stock Appreciation Right or a Tandem Stock Appreciation Right.

2.45          “Stock Option” or “Option” means any option to purchase shares of Common Stock granted to Eligible Employees, Non-Employee Directors or Consultants granted pursuant to Article VI.

2.46          “Subsidiary” means any subsidiary corporation of the Company within the meaning of Section 424(f) of the Code.

2.47          “Tandem Stock Appreciation Right” means the right to surrender to the Company all (or a portion) of a Stock Option in exchange for cash or a number of shares of Common Stock (as determined by the Committee, in its sole discretion, on the date of grant) equal to the difference between (a) the Fair Market Value on the date such Stock Option (or such portion thereof) is surrendered, of the Common Stock covered by such Stock Option (or such portion thereof), and (b) the aggregate exercise price of such Stock Option (or such portion thereof).

2.48          “Ten Percent Stockholder” means an Eligible Employee owning stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, its Subsidiaries or its Parent.

2.49          “Termination” means a Termination of Consultancy, Termination of Directorship or Termination of Employment, as applicable.

2.50          “Termination of Consultancy” means: (a) that the Consultant is no longer acting as a consultant to the Company or an Affiliate; or (b) when an entity which is retaining a Participant as a Consultant ceases to be an Affiliate unless the Participant otherwise is, or thereupon becomes, a Consultant to the Company or another Affiliate at the time the entity ceases to be an Affiliate. In the event that a Consultant becomes an Eligible Employee or a Non-Employee Director upon the termination of his or her consultancy, unless otherwise determined by the Committee, in its sole discretion, no Termination of Consultancy shall be deemed to occur until such time as such Consultant is no longer a Consultant, an Eligible Employee or a Non-Employee Director. Notwithstanding the foregoing, the Committee may, in its sole discretion, otherwise define Termination of Consultancy in the Award agreement or, if no rights of a Participant are reduced, may otherwise define Termination of Consultancy thereafter.

2.51          “Termination of Directorship” means that the Non-Employee Director has ceased to be a director of the Company; except that if a Non-Employee Director becomes an Eligible Employee or a Consultant upon the termination of his or her directorship, his or her ceasing to be a director of the Company shall not be treated as a Termination of Directorship unless and until the Participant has a Termination of Employment or Termination of Consultancy, as the case may be.

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2.52          “Termination of Employment” means: (a) a termination of employment (for reasons other than a military or personal leave of absence granted by the Company) of a Participant from the Company and its Affiliates; or (b) when an entity which is employing a Participant ceases to be an Affiliate, unless the Participant otherwise is, or thereupon becomes, employed by the Company or another Affiliate at the time the entity ceases to be an Affiliate. In the event that an Eligible Employee becomes a Consultant or a Non-Employee Director upon the termination of his or her employment, unless otherwise determined by the Committee, in its sole discretion, no Termination of Employment shall be deemed to occur until such time as such Eligible Employee is no longer an Eligible Employee, a Consultant or a Non-Employee Director. Notwithstanding the foregoing, the Committee may, in its sole discretion, otherwise define Termination of Employment in the Award agreement or, if no rights of a Participant are reduced, may otherwise define Termination of Employment thereafter.

2.53          “Transfer” means: (a) when used as a noun, any direct or indirect transfer, sale, assignment, pledge, hypothecation, encumbrance or other disposition (including the issuance of equity in a Person), whether for value or no value and whether voluntary or involuntary (including by operation of law), and (b) when used as a verb, to directly or indirectly transfer, sell, assign, pledge, encumber, charge, hypothecate or otherwise dispose of (including the issuance of equity in a Person) whether for value or for no value and whether voluntarily or involuntarily (including by operation of law). “Transferred” and “Transferrable” shall have a correlative meaning.

ARTICLE III

ADMINISTRATION

3.1          The Committee. This Plan shall be administered and interpreted by the Committee.

3.2          Grants of Awards. The Committee shall have full authority to grant, pursuant to the terms of this Plan, to Eligible Employees, Consultants and Non-Employee Directors: (i) Stock Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock, (iv) Restricted Stock Units, (v) Performance Shares; (vi) Other Stock-Based Awards, and (vii) Performance-Based Cash Awards. In particular, the Committee shall have the authority:

(a)	to select the Eligible Employees, Consultants and Non-Employee Directors to whom Awards may from time to time be granted hereunder;
(b)	to determine whether and to what extent Awards, or any combination thereof, are to be granted hereunder to one or more Eligible Employees, Consultants or Non-Employee Directors;
(c)	to determine the number of shares of Common Stock to be covered by each Award granted hereunder;
(d)	to determine the terms and conditions, not inconsistent with the terms of this Plan, of any Award granted hereunder (including, but not limited to, the exercise or purchase price (if any), any restriction or limitation, any vesting schedule or acceleration thereof, or any forfeiture restrictions or waiver thereof, regarding any Award and the shares of Common Stock relating thereto, based on such factors, if any, as the Committee shall determine, in its sole discretion);
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(e)	to determine whether, to what extent and under what circumstances grants of Options and other Awards under this Plan are to operate on a tandem basis and/or in conjunction with or apart from other awards made by the Company outside of this Plan;
(f)	to determine whether and under what circumstances a Stock Option may be settled in cash, Common Stock and/or Restricted Stock under Section 6.3(d);
(g)	to determine whether, to what extent and under what circumstances Common Stock and other amounts payable with respect to an Award under this Plan shall be deferred either automatically or at the election of the Participant in any case, in a manner intended to comply with, Section 409A of the Code;
(h)	to determine whether a Stock Option is an Incentive Stock Option or Non-Qualified Stock Option;
(i)	to determine whether to require a Participant, as a condition of the granting of any Award, to not sell or otherwise dispose of shares acquired pursuant to the exercise of an Award for a period of time as determined by the Committee, in its sole discretion, following the date of the acquisition of such Award; and
(j)	to set the performance criteria and the Performance Period with respect to any Award for which the grant, vesting or payment of such Award is conditioned upon the attainment of specified performance criteria and to certify the attainment of any such performance criteria.

3.3          Guidelines. Subject to Article XV hereof, the Committee shall, in its sole discretion, have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing this Plan and perform all acts, including the delegation of its responsibilities (to the extent permitted by applicable law and applicable stock exchange rules), as it shall, from time to time, deem advisable; to construe and interpret the terms and provisions of this Plan and any Award issued under this Plan (and any agreements relating thereto); and to otherwise supervise the administration of this Plan. The Committee may, in its sole discretion, correct any defect, supply any omission or reconcile any inconsistency in this Plan or in any agreement relating thereto in the manner and to the extent it shall deem necessary to effectuate the purpose and intent of this Plan. The Committee may, in its sole discretion, adopt special guidelines and provisions for persons who are residing in or employed in, or subject to, the taxes of, any domestic or foreign jurisdictions to comply with applicable tax and securities laws of such domestic or foreign jurisdictions. This Plan is intended to comply with the applicable requirements of Rule 16b-3, and this Plan shall be limited, construed and interpreted in a manner so as to comply therewith.

3.4          Decisions Final. Any decision, interpretation or other action made or taken in good faith by or at the direction of the Company, the Board or the Committee (or any of its members) arising out of or in connection with this Plan shall be within the absolute discretion of all and each of them, as the case may be, and shall be final, binding and conclusive on the Company and all employees and Participants and their respective heirs, executors, administrators, successors and assigns.

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3.5          Procedures. If the Committee is appointed, the Board shall designate one of the members of the Committee as chairman and the Committee shall hold meetings, subject to the By-Laws of the Company, at such times and places as it shall deem advisable, including, without limitation, by telephone conference or by written consent to the extent permitted by applicable law. A majority of the Committee members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by all the Committee members in accordance with the By-Laws of the Company shall be fully effective as if it had been made by a vote at a meeting duly called and held. The Committee shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

3.6          Delegation of Authority and Employment of Consultants.

(a)	The Committee may, in its sole discretion, designate employees of the Company and professional advisors to assist the Committee in the administration of this Plan and (to the extent permitted by applicable law and applicable exchange rules) may grant authority to officers to grant Awards and/or execute agreements or other documents on behalf of the Committee.
(b)	The Committee may, in its sole discretion, employ such legal counsel, consultants and agents as it may deem desirable for the administration of this Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. Expenses incurred by the Committee or the Board in the engagement of any such counsel, consultant or agent shall be paid by the Company. The Committee, its members and any person designated pursuant to sub-section (a) above shall not be liable for any action or determination made in good faith with respect to this Plan. To the maximum extent permitted by applicable law, no officer of the Company or member or former member of the Committee or of the Board shall be liable for any action or determination made in good faith with respect to this Plan or any Award granted under it.

3.7          Indemnification. To the maximum extent permitted by applicable law and the Certificate of Incorporation and By-Laws of the Company and to the extent not covered by insurance directly insuring such person, each officer or employee of the Company or any Affiliate and member or former member of the Committee or the Board shall be indemnified and held harmless by the Company against any cost or expense (including reasonable fees of counsel reasonably acceptable to the Committee) or liability (including any sum paid in settlement of a claim with the approval of the Committee), and advanced amounts necessary to pay the foregoing at the earliest time and to the fullest extent permitted, arising out of any act or omission to act in connection with the administration of this Plan, except to the extent arising out of such officer’s, employee’s, member’s or former member’s fraud. Such indemnification shall be in addition to any rights of indemnification the officers, employees, directors or members or former officers, directors or members may have under applicable law or under the Certificate of Incorporation or By-Laws of the Company or any Affiliate. Notwithstanding anything else herein, this indemnification will not apply to the actions or determinations made by an individual with regard to Awards granted to him or her under this Plan.

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ARTICLE IV

SHARE LIMITATION

4.1          Shares.

(a)	General Limitations. The aggregate number of shares of Common Stock that may be issued or used for reference purposes or with respect to which Awards may be granted under this Plan shall not exceed 11,000,000 shares (subject to any increase or decrease pursuant to Section 4.2), which may be either authorized and unissued Common Stock or Common Stock held in or acquired for the treasury of the Company or both. Any shares of Common Stock that are subject to Awards that are not Appreciation Awards shall be counted against this limit as 3.0 shares for every share granted. If any Appreciation Award granted under this Plan expires, terminates, is cancelled or is forfeited for any reason, the number of shares of Common Stock underlying any such Award shall again be available for the purpose of Awards under this Plan and added back to the aggregate maximum limit. If any Awards that are not Appreciation Awards granted under this Plan to a Participant expire, terminate, are cancelled or are forfeited for any reason, 3.0 shares of Common Stock shall again be available for the purposes of Awards under this Plan and added back to the aggregate maximum limit. If a Tandem Stock Appreciation Right or a Limited Stock Appreciation Right is granted in tandem with an Option, such grant shall only apply once against the maximum number of shares of Common Stock which may be issued under this Plan. The number of shares of Common Stock available for the purpose of Awards under this Plan shall be reduced by (i) the total number of Stock Options or Stock Appreciation Rights exercised, regardless of whether any of the shares of Common Stock underlying such Awards are not actually issued to the Participant as the result of a net settlement, (ii) any shares of Common Stock used to pay any exercise price or tax withholding obligation with respect to any Award and (iii) any shares of Common Stock repurchased by the Company on the open market with the proceeds of an Stock Option exercise price.
(b)	Individual Participant Limitations.

(i)          The maximum number of shares of Common Stock subject to any Award of Stock Options, Stock Appreciation Rights, shares of Restricted Stock or Awards parts of Restricted Stock Units for which the grant of such Award or the lapse of the relevant Restriction Period is subject to the attainment of Performance Goals which may be granted under this Plan during any fiscal year of the Company to each Eligible Employee or Consultant shall be 1,000,000 shares per type of Award (which shall be subject to any further increase or decrease pursuant to Section 4.2), provided that the maximum number of shares of Common Stock for all types of Awards does not exceed 1,200,000 (which shall be subject to any further increase or decrease pursuant to Section 4.2) with respect to any fiscal year of the Company. If a Tandem Stock Appreciation Right is granted or a Limited Stock Appreciation Right is granted in tandem with a Stock Option, it shall apply against the Eligible Employee’s or Consultant’s individual share limitations for both Stock Appreciation Rights and Stock Options.

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(ii)          The maximum number of shares of Common Stock subject to (A) any Award of Stock Options (other than Incentive Stock Options), Stock Appreciation Rights and any other share appreciation awards which may be granted under this Plan during any fiscal year of the Company to each Non-Employee Director shall be 120,000 shares per type of Award (which shall be subject to any further increase or decrease pursuant to Section 4.2), provided that the maximum number of shares of Common Stock for all such Awards does not exceed 160,000 (which shall be subject to any further increase or decrease pursuant to Section 4.2) with respect to any fiscal year of the Company, and (B) any Award of Restricted Stock, Restricted Stock Units and any other Awards other than Awards described in Section 4.1(b)(ii)(A) which may be granted under this Plan during any fiscal year of the Company to each Non-Employee Director shall be 40,000 shares per type of Award (which shall be subject to any further increase or decrease pursuant to Section 4.2), provided that the maximum number of shares of Common Stock for all such Awards does not exceed 60,000 (which shall be subject to any further increase or decrease pursuant to Section 4.2) with respect to any fiscal year of the Company; provided further, that in no event shall the aggregate grant of Awards to Non-Employee Directors exceed 5% (when combined with the 5% limitation set forth in Sections 6.3(c), 8.3(a)(iv), 9.3(c), 10.2(f) and 11.2(c) of this Plan) of the total number of shares of Common Stock reserved for Awards under this Plan. If a Tandem Stock Appreciation Right is granted or a Limited Stock Appreciation Right is granted in tandem with a Stock Option, it shall apply against the Non-Employee Director’s individual share limitations for both Stock Appreciation Rights and Stock Options.

(iii)          There are no annual individual Eligible Employee or Consultant share limitations on Restricted Stock for which the grant of such Award or the lapse of the relevant Restriction Period is not subject to attainment of Performance Goals in accordance with Section 8.3(a)(ii) hereof.

(iv)          The maximum number of shares of Common Stock subject to any Award of Performance Shares which may be granted under this Plan during any fiscal year of the Company to each Eligible Employee or Consultant shall be 1,000,000 (which shall be subject to any further increase or decrease pursuant to Section 4.2) with respect to any fiscal year of the Company. Each Performance Share shall be referenced to one share of Common Stock and shall be charged against the available shares under this Plan at the time the unit value measurement is converted to a referenced number of shares of Common Stock in accordance with Section 10.1.

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(v)          The maximum payment under any Performance-Based Cash Award payable with respect to any fiscal year of the Company and for which the grant of such Award is subject to the attainment of Performance Goals in accordance with Section 12.2(c) herein which may be granted under this Plan with respect to any fiscal year of the Company to each Eligible Employee or Consultant shall be $10,000,000.

(vi)          The individual Participant limitations set forth in this Section 4.1(b) shall be cumulative; that is, to the extent that shares of Common Stock for which Awards are permitted to be granted to an Eligible Employee or a Consultant during a fiscal year are not covered by an Award to such Eligible Employee or Consultant in a fiscal year, the number of shares of Common Stock available for Awards to such Eligible Employee or Consultant shall automatically increase in the subsequent fiscal years during the term of the Plan until used.

4.2          Changes.

(a)	The existence of this Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize (i) any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, (ii) any merger or consolidation of the Company or any Affiliate, (iii) any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock, (iv) the dissolution or liquidation of the Company or any Affiliate, (v) any sale or transfer of all or part of the assets or business of the Company or any Affiliate or (vi) any other corporate act or proceeding.
(b)	Subject to the provisions of Section 4.2(d), if there shall occur any such change in the capital structure of the Company by reason of any stock split, reverse stock split, stock dividend, subdivision, combination or reclassification of shares that may be issued under the Plan, any recapitalization, any merger, any consolidation, any spin off, any reorganization or any partial or complete liquidation, or any other corporate transaction or event having an effect similar to any of the foregoing (a “Section 4.2 Event”), then (i) the aggregate number and/or kind of shares that thereafter may be issued under the Plan, (ii) the number and/or kind of shares or other property (including cash) to be issued upon exercise of an outstanding Award or under other Awards granted under the Plan, (iii) the purchase price thereof, and/or (iv) the individual Participant limitations set forth in Section 4.1(b) (other than those based on cash limitations) shall be appropriately adjusted. In addition, subject to Section 4.2(d), if there shall occur any change in the capital structure or the business of the Company that is not a Section 4.2 Event (an “Other Extraordinary Event”), including by reason of any extraordinary dividend (whether cash or stock), any conversion, any adjustment, any issuance of any class of securities convertible or exercisable into, or exercisable for, any class of stock, or any sale or transfer of all or substantially all the Company’s assets or business, then the Committee, in its sole discretion, may adjust any Award and make such other adjustments to the Plan. Any adjustment pursuant to this Section 4.2 shall be consistent with the applicable Section 4.2 Event or the applicable Other Extraordinary Event, as the case may be, and in such manner as the Committee may, in its sole discretion, deem appropriate and equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, Participants under the Plan. Any such adjustment determined by the Committee shall be final, binding and conclusive on the Company and all Participants and their respective heirs, executors, administrators, successors and permitted assigns. Except as expressly provided in this Section 4.2 or in the applicable Award agreement, a Participant shall have no rights by reason of any Section 4.2 Event or any Other Extraordinary Event.
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(c)	Fractional shares of Common Stock resulting from any adjustment in Awards pursuant to Section 4.2(a) or (b) shall be aggregated until, and eliminated at, the time of exercise by rounding-down for fractions less than one-half and rounding-up for fractions equal to or greater than one-half. No cash settlements shall be made with respect to fractional shares eliminated by rounding. Notice of any adjustment shall be given by the Committee to each Participant whose Award has been adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of this Plan.
(d)	In the event of an Acquisition Event, the Committee may, in its sole discretion, terminate all outstanding and unexercised Stock Options or Stock Appreciation Rights or any Other Stock Based Award that provides for a Participant-elected exercise effective as of the date of the Acquisition Event, by delivering notice of termination to each Participant at least 20 days prior to the date of consummation of the Acquisition Event, in which case during the period from the date on which such notice of termination is delivered to the consummation of the Acquisition Event, each such Participant shall have the right to exercise in full all of his or her vested Stock Options or Stock Appreciation Rights that are then outstanding (without regard to any limitations on exercisability otherwise contained in the Award agreements), but any such exercise shall be contingent on the occurrence of the Acquisition Event, and, provided that, if the Acquisition Event does not take place within a specified period after giving such notice for any reason whatsoever, the notice and exercise pursuant thereto shall be null and void.

If an Acquisition Event occurs but the Committee does not terminate the outstanding Awards pursuant to this Section 4.2(d), the provisions of Section 4.2(b) and Article XIV shall apply.

4.3          Minimum Purchase Price. Notwithstanding any provision of this Plan to the contrary, if authorized but previously unissued shares of Common Stock are issued under this Plan, such shares shall not be issued for a consideration that is less than as permitted under applicable law.

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ARTICLE V

ELIGIBILITY – GENERAL REQUIREMENTS FOR AWARDS

5.1          General Eligibility. All Eligible Employees, Consultants, Non-Employee Directors and prospective employees and consultants are eligible to be granted Awards, subject to the terms and conditions of this Plan. Eligibility for the grant of Awards and actual participation in this Plan shall be determined by the Committee in its sole discretion.

5.2          Incentive Stock Options. Notwithstanding anything herein to the contrary, only Eligible Employees of the Company, its Subsidiaries and its Parent (if any) are eligible to be granted Incentive Stock Options under this Plan. Eligibility for the grant of an Incentive Stock Option and actual participation in this Plan shall be determined by the Committee in its sole discretion.

5.3          General Requirement. The vesting and exercise of Awards granted to a prospective employee or consultant are conditioned upon such individual actually becoming an Eligible Employee or Consultant.

5.4          Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such shares shall comply with all applicable laws, and shall be further subject to the approval of the Company with respect to such compliance. As a condition of the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, as determined by the Company, such a representation is required by any applicable law.

ARTICLE VI

STOCK OPTIONS

6.1          Options. Stock Options may be granted alone or in addition to other Awards granted under this Plan. Each Stock Option granted under this Plan shall be of one of two types: (a) an Incentive Stock Option or (b) a Non-Qualified Stock Option.

6.2          Grants. The Committee shall, in its sole discretion, have the authority to grant to any Eligible Employee (subject to Section 5.2) Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options, and shall designate the type or types of option in the Award. The Committee shall, in its sole discretion, have the authority to grant Non-Qualified Stock Options to any Consultant or Non-Employee Director. To the extent that any Stock Option does not qualify as an Incentive Stock Option (whether because of its provisions or the time or manner of its exercise or otherwise), such Stock Option or the portion thereof which does not qualify shall constitute a separate Non-Qualified Stock Option. If the Stock Option does not specify whether it is an Incentive Stock Option in whole or part, the Stock Option shall be a Non-Qualified Stock Option.

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6.3          Terms of Options. Options granted under this Plan shall be subject to the following terms and conditions and shall be in such form and contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee, in its sole discretion, shall deem desirable:

(a)	Exercise Price. The exercise price per share of Common Stock subject to a Stock Option shall be determined by the Committee at the time of grant, provided that the per share exercise price of a Stock Option shall not be less than 100% (or, in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, 110%) of the Fair Market Value of the Common Stock at the time of grant.
(b)	Stock Option Term. The term of each Stock Option shall be fixed by the Committee, provided that no Stock Option shall be exercisable more than seven (7) years after the date the Option is granted; and provided further that the term of an Incentive Stock Option granted to a Ten Percent Stockholder shall not exceed five (5) years.
(c)	Exercisability. (i) Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at grant.

(ii) Notwithstanding any other provision of this Plan to the contrary, the vesting period with respect to any Option Award shall be no less than (A) one year, if the vesting is based (in whole or in part) on the attainment of one or more Performance Goals, and (B) three years, if the vesting is based solely on the continued performance of services by the Participant (with vesting as to no more than one-third of the shares of Common Stock subject thereto on each of the first three anniversaries of the date of grant).

(iii) Subject to the limitations set forth in Section 4.1(b), the Committee shall be authorized (at the time of grant or thereafter) to provide for earlier vesting in the event of a Participant’s Retirement, death or Disability.

Option Awards may be granted without the foregoing limitations with respect to up to 5% (when combined with the 5% limitation set forth in Sections 4.1(b)(ii), 8.3(a)(iv), 9.3(c), 10.2(f) and 11.2(c) of this Plan) of the total number of shares of Common Stock reserved for Awards under this Plan.

(d)	Method of Exercise. Subject to whatever installment exercise and waiting period provisions apply under subsection (c) above, to the extent vested, Stock Options may be exercised in whole or in part at any time during the Option term, by giving written notice of exercise to the Company specifying the number of shares of Common Stock to be purchased. Such notice shall be in a form acceptable to the Company and shall be accompanied by payment in full of the purchase price as follows: (i) in cash or by check, bank draft or money order payable to the order of the Company; (ii) solely to the extent permitted by applicable law, if the Common Stock is traded on The Nasdaq Stock Market or another national securities exchange or quoted in the over-the-counter market, and the Committee authorizes, through a procedure whereby the Participant delivers irrevocable instructions to a broker reasonably acceptable to the Committee to deliver promptly to the Company an amount equal to the purchase price; (iii) by cashless exercise; or (iv) on such other terms and conditions as may be acceptable to the Committee (including, without limitation, payment in full or in part in the form of delivery of Common Stock owned by the Participant based on the Fair Market Value of the Common Stock on the payment date as determined by the Committee, in its sole discretion). No shares of Common Stock shall be issued until payment therefor, as provided herein, has been made or provided for.
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(e)	Non-Transferability of Options. No Stock Option shall be Transferable by the Participant other than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the Participant’s lifetime, only by the Participant. Notwithstanding the foregoing, the Committee may determine, in its sole discretion, at the time of grant or thereafter that a Non-Qualified Stock Option that is otherwise not Transferable pursuant to this Section is Transferable to a Family Member in whole or in part and in such circumstances, and under such conditions, as determined by the Committee, in its sole discretion. A Non-Qualified Stock Option that is Transferred to a Family Member pursuant to the preceding sentence (i) may not be subsequently Transferred otherwise than by will or by the laws of descent and distribution and (ii) remains subject to the terms of this Plan and the applicable Award agreement. Any shares of Common Stock acquired upon the exercise of a Non-Qualified Stock Option by a permissible transferee of a Non-Qualified Stock Option or a permissible transferee pursuant to a Transfer after the exercise of the Non-Qualified Stock Option shall be subject to the terms of this Plan and the applicable Award agreement.
(f)	Incentive Stock Option Limitations. To the extent that the aggregate Fair Market Value (determined as of the time of grant) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an Eligible Employee during any calendar year under this Plan and/or any other stock option plan of the Company, any Subsidiary or any Parent exceeds $100,000, such Options shall be treated as Non-Qualified Stock Options. Should any provision of this Plan not be necessary in order for the Stock Options to qualify as Incentive Stock Options, or should any additional provisions be required, the Committee may, in its sole discretion, amend this Plan accordingly, without the necessity of obtaining the approval of the stockholders of the Company.
(g)	Form, Modification, Extension and Renewal of Stock Options. Subject to the terms and conditions and within the limitations of this Plan, Stock Options shall be evidenced by such form of agreement or grant as is approved by the Committee, and the Committee may, in its sole discretion (i) modify or extend outstanding Stock Options granted under this Plan (provided that the rights of a Participant are not reduced without his or her consent and provided further that such action does not subject the Stock Options to tax under Section 409A of the Code), and (ii) accept the surrender of outstanding Stock Options (up to the extent not theretofore exercised) and authorize the granting of new Stock Options in substitution therefor (to the extent not theretofore exercised). Notwithstanding the foregoing, an outstanding Option may not be modified to reduce the exercise price thereof nor may a new Option at a lower price be substituted for a surrendered Option (other than adjustments or substitutions in accordance with Section 4.2), unless such action is approved by the stockholders of the Company.
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(h)	Early Exercise. The Committee may provide that a Stock Option include a provision whereby the Participant may elect at any time before the Participant’s Termination to exercise the Stock Option as to any part or all of the shares of Common Stock subject to the Stock Option prior to the full vesting of the Stock Option, and such shares shall be subject to the provisions of Article VIII and treated as Restricted Stock. Any unvested shares of Common Stock so purchased may be subject to a repurchase option in favor of the Company or to any other restriction the Committee determines to be appropriate.
(i)	Other Terms and Conditions. Stock Options may contain such other provisions, which shall not be inconsistent with any of the terms of this Plan, as the Committee shall, in its sole discretion, deem appropriate.

ARTICLE VII

STOCK APPRECIATION RIGHTS

7.1          Tandem Stock Appreciation Rights. Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option (a “Reference Stock Option”) granted under this Plan (“Tandem Stock Appreciation Rights”). In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of the grant of such Reference Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of the grant of such Reference Stock Option.

7.2          Terms and Conditions of Tandem Stock Appreciation Rights. Tandem Stock Appreciation Rights granted hereunder shall be subject to such terms and conditions, not inconsistent with the provisions of this Plan, as shall be determined from time to time by the Committee in its sole discretion, and the following:

(a)	Base Price. The exercise price per share of Common Stock subject to a Tandem Stock Appreciation Right shall be determined by the Committee at the time of grant, provided that the per share base price of a Tandem Stock Appreciation Right shall not be less than 100% of the Fair Market Value of the Common Stock at the time of grant.
(b)	Term. A Tandem Stock Appreciation Right or applicable portion thereof granted with respect to a Reference Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the Reference Stock Option, except that, unless otherwise determined by the Committee, in its sole discretion, at the time of grant, a Tandem Stock Appreciation Right granted with respect to less than the full number of shares covered by the Reference Stock Option shall not be reduced until and then only to the extent the exercise or termination of the Reference Stock Option causes the number of shares covered by the Tandem Stock Appreciation Right to equal or exceed the number of shares remaining available and unexercised under the Reference Stock Option.
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(c)	Exercisability. Tandem Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Reference Stock Options to which they relate shall be exercisable in accordance with the provisions of Article VI, and shall be subject to the provisions of Section 6.3(c).
(d)	Method of Exercise. A Tandem Stock Appreciation Right may be exercised by the Participant by surrendering the applicable portion of the Reference Stock Option. Upon such exercise and surrender, the Participant shall be entitled to receive an amount determined in the manner prescribed in this Section 7.2. Stock Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the related Tandem Stock Appreciation Rights have been exercised.
(e)	Payment. Upon the exercise of a Tandem Stock Appreciation Right, a Participant shall be entitled to receive up to, but no more than, an amount in cash or a number of shares of Common Stock (as determined by the Committee, in its sole discretion, on the date of grant) equal in value to the excess of the Fair Market Value of one share of Common Stock over the Option exercise price per share specified in the Reference Stock Option agreement, multiplied by the number of shares in respect of which the Tandem Stock Appreciation Right shall have been exercised.
(f)	Deemed Exercise of Reference Stock Option. Upon the exercise of a Tandem Stock Appreciation Right, the Reference Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Article IV of the Plan on the number of shares of Common Stock to be issued under the Plan.
(g)	Non-Transferability. Tandem Stock Appreciation Rights shall be Transferable only when and to the extent that the underlying Stock Option would be Transferable under Section 6.3(e) of the Plan.

7.3          Non-Tandem Stock Appreciation Rights. Non-Tandem Stock Appreciation Rights may also be granted without reference to any Stock Options granted under this Plan.

7.4          Terms and Conditions of Non-Tandem Stock Appreciation Rights. Non-Tandem Stock Appreciation Rights granted hereunder shall be subject to such terms and conditions, not inconsistent with the provisions of this Plan, as shall be determined from time to time by the Committee in its sole discretion, and the following:

(a)	Exercise Price. The base price per share of Common Stock subject to a Non-Tandem Stock Appreciation Right shall be determined by the Committee at the time of grant, provided that the per share base price of a Non-Tandem Stock Appreciation Right shall not be less than 100% of the Fair Market Value of the Common Stock at the time of grant.
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(b)	Term. The term of each Non-Tandem Stock Appreciation Right shall be fixed by the Committee, but shall not be greater than 7 years after the date the right is granted.
(c)	Exercisability. Non-Tandem Stock Appreciation Rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at grant. Notwithstanding any other provision of this Plan to the contrary, the vesting period with respect to any such right shall be no less than (A) one year, if the vesting is based (in whole or in part) on the attainment of one or more Performance Goals, and (B) three years, if the vesting is based solely on the continued performance of services by the Participant (with vesting as to no more than one-third of the shares of Common Stock subject thereto on each of the first three anniversaries of the date of grant).
(d)	Method of Exercise. Subject to whatever installment exercise and waiting period provisions apply under subsection (c) above, Non-Tandem Stock Appreciation Rights may be exercised in whole or in part at any time in accordance with the applicable Award agreement, by giving written notice of exercise to the Company specifying the number of Non-Tandem Stock Appreciation Rights to be exercised.
(e)	Payment. Upon the exercise of a Non-Tandem Stock Appreciation Right, a Participant shall be entitled to receive, for each right exercised, up to, but no more than, an amount in cash or a number of shares of Common Stock (as determined by the Committee, in its sole discretion, on the date of grant) equal in value to the excess of the Fair Market Value of one share of Common Stock on the date the right is exercised over the Fair Market Value of one share of Common Stock on the date the right was awarded to the Participant.
(f)	Non-Transferability. No Non-Tandem Stock Appreciation Rights shall be Transferable by the Participant otherwise than by will or by the laws of descent and distribution, and all such rights shall be exercisable, during the Participant’s lifetime, only by the Participant.

7.5          Limited Stock Appreciation Rights. The Committee may, in its sole discretion, grant Tandem and Non-Tandem Stock Appreciation Rights either as a general Stock Appreciation Right or as a Limited Stock Appreciation Right. Limited Stock Appreciation Rights may be exercised only upon the occurrence of a Change in Control or such other event as the Committee may, in its sole discretion, designate at the time of grant or thereafter. Upon the exercise of Limited Stock Appreciation Rights, except as otherwise provided in an Award agreement, the Participant shall receive in cash or Common Stock, as determined by the Committee, an amount equal to the amount (a) set forth in Section 7.2(e) with respect to Tandem Stock Appreciation Rights, or (b) set forth in Section 7.4(e) with respect to Non-Tandem Stock Appreciation Rights, as applicable.

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ARTICLE VIII

RESTRICTED STOCK

8.1          Awards of Restricted Stock. Shares of Restricted Stock may be issued either alone or in addition to other Awards granted under the Plan. The Committee shall, in its sole discretion, determine the Eligible Employees, Consultants and Non-Employee Directors, to whom, and the time or times at which, grants of Restricted Stock shall be made, the number of shares to be awarded, the price (if any) to be paid by the Participant (subject to Section 8.2), the time or times within which such Awards may be subject to forfeiture, the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the Awards. The Committee may condition the grant or vesting of Restricted Stock upon the attainment of specified performance targets (including, the Performance Goals specified in Exhibit A attached hereto) or such other factors as the Committee may determine, in its sole discretion.

8.2          Awards and Certificates. Eligible Employees, Consultants and Non-Employee Directors selected to receive Restricted Stock shall not have any rights with respect to such Award, unless and until such Participant has delivered a fully executed copy of the agreement evidencing the Award to the Company and has otherwise complied with the applicable terms and conditions of such Award. Further, such Award shall be subject to the following conditions:

(a)	Purchase Price. The purchase price of Restricted Stock, if any, shall be fixed by the Committee. Subject to Section 4.3, the purchase price for shares of Restricted Stock may be zero to the extent permitted by applicable law, and, to the extent not so permitted, such purchase price may not be less than par value.
(b)	Acceptance. Awards of Restricted Stock must be accepted within a period of 60 days (or such other period as the Committee may specify) after the grant date, by execution of a Restricted Stock agreement and by payment of the purchase price (if any) the Committee has designated thereunder.
(c)	Legend. Each Participant receiving Restricted Stock shall be issued a stock certificate in respect of such shares of Restricted Stock, unless the Committee elects to use another system, such as book entries by the transfer agent, as evidencing ownership of shares of Restricted Stock. Such certificate shall be registered in the name of such Participant, and shall, in addition to such legends required by applicable securities laws, bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:

“The anticipation, alienation, attachment, sale, transfer, assignment, pledge, encumbrance or charge of the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Steven Madden, Ltd. 2019 Stock Incentive Plan and an agreement entered into between the registered owner and the Company dated __________. Copies of such Plan and agreement are on file at the principal office of the Company.”

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(d)	Custody. If stock certificates are issued in respect of shares of Restricted Stock, the Committee may require that any stock certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed, and that, as a condition of any grant of Restricted Stock, the Participant shall have delivered a duly signed stock power, endorsed in blank, relating to the Common Stock covered by such Award.

8.3          Restrictions and Conditions. The shares of Restricted Stock awarded pursuant to this Plan shall be subject to the following restrictions and conditions:

(a)	Restriction Period. (i) General. The Participant shall not be permitted to Transfer shares of Restricted Stock awarded under this Plan during the period or periods set by the Committee (the “Restriction Period”) commencing on the date of such Award, as set forth in a Restricted Stock Award agreement, and such agreement shall set forth a vesting schedule and any events which would accelerate vesting of the shares of Restricted Stock. Within those limits, the Committee may condition the grant or provide for the lapse of such restrictions in installments in whole or in part, or may accelerate the vesting of Restricted Stock.

(ii)          Objective Performance Goals, Formulae or Standards. If the grant of shares of Restricted Stock or the lapse of restrictions is based on the attainment of Performance Goals, the Committee shall establish the Performance Goals and the applicable vesting percentage of the Restricted Stock Award applicable to each Participant or class of Participants in writing prior to the beginning of the applicable Performance Period or at such later date as otherwise determined by the Committee. Such Performance Goals may incorporate provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances. The applicable Performance Goals shall be based on one or more of the performance criteria set forth in Exhibit A hereto or such other criteria as the Committee may determine from time to time.

(iii)         Limitations. Notwithstanding any other provision of this Plan to the contrary, the Restriction Period with respect to any Restricted Stock Award shall be no less than (A) one year, if the lapsing of restrictions is based (in whole or in part) on the attainment of one or more Performance Goals, and (B) three years, if the lapsing of restrictions is based solely on the continued performance of services by the Participant (with restrictions as to no more than one-third of the shares of Common Stock subject thereto lapsing on each of the first three anniversaries of the date of grant).

(iv)         Acceleration. Subject to the terms of this Plan, the Committee shall be authorized (at the time of grant or thereafter) to provide for the earlier lapsing of restrictions in the event of a Participant’s Retirement, death or Disability.

Subject to the limitations set forth in Section 4.1(b), Restricted Stock Awards may be granted without the foregoing limitations with respect to up to 5% (when combined with the 5% limitation set forth in Sections 4.1(b)(ii), 6.3(c), 9.3(c), 10.2(f) and 11.2(c) of this Plan) of the total number of shares of Common Stock reserved for Awards under this Plan.

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(b)	Rights as a Stockholder. Except as provided in this subsection (b) and subsection (a) above and as otherwise determined by the Committee, the Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a holder of shares of Common Stock of the Company including, without limitation, the right to receive any dividends, the right to vote such shares and, subject to and conditioned upon the full vesting of shares of Restricted Stock, the right to tender such shares. The Committee may, in its sole discretion, determine at the time of grant that dividends shall be accumulated and payment deferred until, and conditioned upon, the expiration of the applicable Restriction Period.
(c)	Lapse of Restrictions. If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock, the certificates for such shares shall be delivered to the Participant. All legends shall be removed from said certificates at the time of delivery to the Participant, except as otherwise required by applicable law or other limitations imposed by the Committee.

ARTICLE IX

RESTRICTED STOCK UNITS

9.1          Award of Restricted Stock Units. Restricted Stock Units may be granted either alone or in addition to other Awards granted under the Plan. The Committee shall, in its sole discretion, determine the Eligible Employees, Consultants and Non-Employee Directors, to whom, and the time or times at which, Restricted Stock Units shall be awarded, the number of Restricted Stock Units to be awarded, the time or times within which such Awards may be subject to forfeiture, the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the Awards. The Committee may condition the grant or vesting of Restricted Stock Units upon the attainment of specified performance targets (including, the Performance Goals specified in Exhibit A attached hereto) or such other factors as the Committee may determine, in its sole discretion.

9.2          Nature of Award. An award of a Restricted Stock Unit conveys a right to payment of Common Stock or the cash value of Common Stock after the date on which the Award is granted and subject to such conditions, including vesting and performance conditions, as the Committee may determine.

9.3          Vesting and Performance Conditions.

(a)	General. Restricted Stock Units shall be subject to such limits and conditions as are set forth in an Award Agreement, which shall set forth a vesting schedule and any events which would accelerate vesting of the Restricted Stock Units. Notwithstanding any other provision of this Plan to the contrary, the vesting period with respect to any Restricted Stock Unit shall be no less than (A) one year, if the vesting is based (in whole or in part) on the attainment of one or more Performance Goals, and (B) three years, if the vesting is based solely on the continued performance of services by the Participant (with vesting as to no more than one-third of the shares of Common Stock subject thereto on each of the first three anniversaries of the date of grant.
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(b)	Objective Performance Goals, Formulae or Standards. If the grant or vesting of Restricted Stock Units is based on the attainment of Performance Goals, the Committee shall establish the Performance Goals and the applicable vesting percentage of the Restricted Stock Unit Award applicable to each Participant or class of Participants in writing prior to the beginning of the applicable Performance Period or at such later date as otherwise determined by the Committee. Such Performance Goals may incorporate provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances. The applicable Performance Goals shall be based on one or more of the performance criteria set forth in Exhibit A hereto or such other criteria as the Committee may determine from time to time.
(c)	Acceleration. Subject to the terms of this Plan, the Committee shall be authorized (at the time of grant or thereafter) to provide for the earlier lapsing of restrictions in the event of a Participant’s Retirement, death or Disability.

Subject to the limitations set forth in Section 4.1(b), Restricted Stock Unit Awards may be granted without the foregoing limitations with respect to up to 5% (when combined with the 5% limitation set forth in Sections 4.1(b)(ii), 6.3(c), 8.3(a)(iv), 10.2(f) and 11.2(c) of this Plan) of the total number of shares of Common Stock reserved for Awards under this Plan.

9.4          Form and Timing of Payment. Except as otherwise provided under the terms of the Plan or a Participant’s Award agreement, payment of Restricted Stock Units shall be made at a specified settlement date that shall not be earlier than the last day of the vesting or restriction period. The Committee, in its sole discretion, may pay Restricted Stock Units by delivery of a number of shares of Common Stock or by payment in cash in an amount equal to the Fair Market Value of such Common Stock, or a combination thereof. The Committee may provide that settlement of Restricted Stock Units shall be deferred further, on a mandatory basis or at the election of the Participant.

9.5          Rights as a Shareholder. A Participant shall not have the rights of a shareholder until and unless the Award of a Restricted Stock Unit has been settled by the issuance of shares of Common Stock to the Participant. At the discretion of the Committee, Restricted Stock Units granted pursuant to the Plan may provide Participants with the right to receive dividend equivalents, which may be paid currently or credited to an account for the Participant, and which may be settled in Common Stock or cash, as determined by the Committee in its sole discretion, subject in each case to such terms and conditions as the Committee may establish, which may differ from the terms and conditions applicable to shares of Common Stock payable under the Restricted Stock Unit. The Committee shall not be under any obligation to pay dividend equivalents.

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ARTICLE X

PERFORMANCE SHARES

10.1          Award of Performance Shares. Performance Shares may be awarded either alone or in addition to other Awards granted under this Plan. The Committee shall, in its sole discretion, determine the Eligible Employees, Consultants and Non-Employee Directors, to whom, and the time or times at which, Performance Shares shall be awarded, the number of Performance Shares to be awarded to any person, the Performance Period during which, and the conditions under which, receipt of the Shares will be deferred, and the other terms and conditions of the Award in addition to those set forth in Section 10.2.

Except as otherwise provided herein, the Committee shall condition the right to payment of any Performance Share upon the attainment of specified objective performance goals (including, the Performance Goals specified in Exhibit A attached hereto) established pursuant to Section 10.2(c) below and such other factors as the Committee may determine, in its sole discretion.

10.2          Terms and Conditions. Performance Shares awarded pursuant to this Article X shall be subject to the following terms and conditions:

(a)	Earning of Performance Share Award. At the expiration of the applicable Performance Period, the Committee shall determine the extent to which the Performance Goals established pursuant to Section 10.2(c) are achieved and the percentage of each Performance Share Award that has been earned.
(b)	Non-Transferability. Subject to the applicable provisions of the Award agreement and this Plan, Performance Shares may not be Transferred during the Performance Period.
(c)	Objective Performance Goals, Formulae or Standards. The Committee shall establish the objective Performance Goals for the earning of Performance Shares based on a Performance Period applicable to each Participant or class of Participants in writing prior to the beginning of the applicable Performance Period or at such later date as the Committee shall determine. Such Performance Goals may incorporate provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances. The applicable Performance Goals shall be based on one or more of the performance criteria set forth in Exhibit A hereto or such other performance criteria as the Committee shall establish.
(d)	Dividends. Unless otherwise determined by the Committee at the time of grant, amounts equal to any dividends declared during the Performance Period with respect to the number of shares of Common Stock covered by a Performance Share will not be paid to the Participant.
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(e)	Payment. Following the Committee’s determination in accordance with subsection (a) above, shares of Common Stock or, as determined by the Committee in its sole discretion, the cash equivalent of such shares shall be delivered to the Eligible Employee, Consultant or Non-Employee Director, or his legal representative, in an amount equal to such individual’s earned Performance Shares. Notwithstanding the foregoing, the Committee may, in its sole discretion, award an amount less than the earned Performance Shares and/or subject the payment of all or part of any Performance Shares to additional vesting, forfeiture and deferral conditions as it deems appropriate.
(f)	Vesting.

(i)          General. The Award agreement shall set forth a vesting schedule and any events which would accelerate vesting of the Performance Share Award. The vesting schedule with respect to any Performance Share Award shall be no less than one year and shall be based in whole or in part on the attainment of one or more Performance Goals.

(ii)          Acceleration. Subject to the terms of this Plan, the Committee shall be authorized (at the time of grant or thereafter) to provide for the earlier lapsing of restrictions in the event of a Participant’s Retirement, death or Disability.

Subject to the limitations set forth in Section 4.1(b), Performance Share Awards may be granted without the foregoing limitations with respect to up to 5% (when combined with the 5% limitation set forth in Sections 4.1(b)(ii), 6.3(c), 8.3(a)(iv), 9.3(c), and 11.2(c) of this Plan) of the total number of shares of Common Stock reserved for Awards under this Plan.

ARTICLE XI

OTHER STOCK-BASED AWARDS

11.1        Other Awards. The Committee, in its sole discretion, is authorized to grant to Eligible Employees, Consultants and Non-Employee Directors Other Stock-Based Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of Common Stock, including, but not limited to, shares of Common Stock awarded purely as a bonus and not subject to any restrictions or conditions, shares of Common Stock in payment of the amounts due under an incentive or performance plan sponsored or maintained by the Company or an Affiliate, performance units, dividend equivalent units, stock equivalent units, restricted stock units and deferred stock units. To the extent permitted by law, the Committee may, in its sole discretion, permit Eligible Employees and/or Non-Employee Directors to defer all or a portion of their cash compensation in the form of Other Stock-Based Awards granted under this Plan, subject to the terms and conditions of any deferred compensation arrangement established by the Company, which shall be intended to comply with Section 409A of the Code. Other Stock-Based Awards may be granted either alone or in addition to or in tandem with other Awards granted under the Plan.

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Subject to the provisions of this Plan, the Committee shall, in its sole discretion, have authority to determine the Eligible Employees, Consultants and Non-Employee Directors, to whom, and the time or times at which, such Awards shall be made, the number of shares of Common Stock to be awarded pursuant to such Awards, and all other conditions of the Awards. The Committee may also provide for the grant of Common Stock under such Awards upon the completion of a specified Performance Period.

The Committee may condition the grant or vesting of Other Stock-Based Awards upon the attainment of specified Performance Goals set forth on Exhibit A as the Committee may determine, in its sole discretion.

11.2        Terms and Conditions. Other Stock-Based Awards made pursuant to this Article XII shall be subject to the following terms and conditions:

(a)	Non-Transferability. Subject to the applicable provisions of the Award agreement and this Plan, shares of Common Stock subject to Awards made under this Article XI may not be Transferred prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses.
(b)	Dividends. Unless otherwise determined by the Committee at the time of Award, subject to the provisions of the Award agreement and this Plan, the recipient of an Award under this Article XI shall not be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents with respect to the number of shares of Common Stock covered by the Award.
(c)	Vesting.

(i) General. The vesting schedule with respect to any Award shall be no less than (A) one year, if the vesting period is based (in whole or in part) on the attainment of one or more Performance Goals, and (B) three years, if the vesting period is based solely on the continued performance of services by the Participant (with restrictions as to no more than one-third of the shares of Common Stock subject thereto lapsing on each of the first three anniversaries of the date of grant).

(ii) Acceleration. Subject to the terms of this Plan, the Committee shall be authorized (at the time of grant or thereafter) to provide for the earlier lapsing of restrictions in the event of a Change in Control or a Participant’s Retirement, death or Disability.

Subject to the limitations set forth in Section 4.1(b), Other Stock-Based Awards may be granted without the foregoing limitations with respect to up to 5% (when combined with the 5% limitation set forth in Sections 4.1(b)(ii), 6.3(c), 8.3(a)(iv), 9.3(c), and 10.2(f) of this Plan) of the total number of shares of Common Stock reserved for Awards under this Plan.

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(d)	Price. Common Stock issued on a bonus basis under this Article XI may be issued for no cash consideration; Common Stock purchased pursuant to a purchase right awarded under this Article XI shall be priced, as determined by the Committee in its sole discretion.
(e)	Payment. The form of payment for the Other Stock-Based Award shall be specified in the Award agreement.

ARTICLE XII

PERFORMANCE-BASED CASH AWARDS

12.1        Performance-Based Cash Awards. Performance-Based Cash Awards may be granted either alone or in addition to or in tandem with Stock Options, Stock Appreciation Rights, or Restricted Stock. Subject to the provisions of this Plan, the Committee shall, in its sole discretion, have authority to determine the Eligible Employees, Consultants and Non-Employee Directors to whom, and the time or times at which, such Awards shall be made, the dollar amount to be awarded pursuant to such Awards, and all other conditions of the Awards. The Committee may also provide for the payment of dollar amount under such Awards upon the completion of a specified Performance Period.

For each Participant, the Committee may specify a targeted performance award. The individual target award may be expressed, at the Committee’s discretion, as a fixed dollar amount, a percentage of base pay or total pay (excluding payments made under the Plan), or an amount determined pursuant to an objective formula or standard. Establishment of an individual target award for a Participant for a calendar year shall not imply or require that the same level individual target award (if any such award is established by the Committee for the relevant Participant) be set for any subsequent calendar year. At the time the Performance Goals are established, the Committee shall prescribe a formula to determine the percentages (which may be greater than 100%) of the individual target award which may be payable based upon the degree of attainment of the Performance Goals during the calendar year. Notwithstanding anything else herein, the Committee may, in its sole discretion, elect to pay a Participant an amount that is less than the Participant’s individual target award (or attained percentage thereof) regardless of the degree of attainment of the Performance Goals; provided that no such discretion to reduce an Award earned based on achievement of the applicable Performance Goals shall be permitted for the calendar year in which a Change in Control of the Company occurs, or during such calendar year with regard to the prior calendar year if the Awards for the prior calendar year have not been made by the time of the Change in Control of the Company, with regard to individuals who were Participants at the time of the Change in Control of the Company.

12.2        Terms and Conditions. Performance-Based Cash Awards made pursuant to this Article XII shall be subject to the following terms and conditions:

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(a)	Vesting of Performance-Based Cash Award. (i) General. The vesting schedule with respect to any Performance Share Award shall be no less than one year, and shall be based in whole or in part on the attainment of one or more Performance Goals.

(ii)          Waiver of Limitation. The Committee shall be authorized (at the time of grant or thereafter) to provide for earlier vesting in the event of a Participant’s Retirement, death or Disability.

(b)	Objective Performance Goals, Formulae or Standards.

(i)          The Committee shall establish the objective Performance Goals and the individual target award (if any) applicable to each Participant or class of Participants in writing prior to the beginning of the applicable Performance Period or at such later date as the Committee may determine. Such Performance Goals may incorporate provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances. The applicable Performance Goals shall be based on one or more of the performance criteria set forth in Exhibit A hereto or such other performance criteria as the Committee shall establish.

(ii)          The measurements used in Performance Goals set under the Plan shall be determined in accordance with Accounting Principles Generally Accepted in the United States of America (“GAAP”) except, to the extent that any objective Performance Goals are used, if any measurements require deviation from GAAP, such deviation shall be at the discretion of the Committee at the time the Performance Goals are set or at such later time to the extent determined by the Committee.

(c)	Payment. Following the Committee’s determination and certification in accordance with subsection (a) above, the Performance-Based Cash Award amount shall be delivered to the Eligible Employee, Consultant or Non-Employee Director, or his legal representative, in accordance with the terms and conditions of the Award agreement. If the Award agreement does not provide when such amount will be paid, except as provided in the next sentence, such amount shall be paid by no later than the later of: (i) March 15 of the year following the year in which the applicable Performance Period ends; or (ii) two and one-half (2½) months after the expiration of the fiscal year of the Company in which the applicable Performance Period ends. Notwithstanding the foregoing, the Committee may place such conditions on the payment of the payment of all or any portion of any Performance-Based Cash Award as the Committee may determine and the Committee may (x) provide that the payment of all or any portion of any Performance-Based Cash Award shall be deferred and (y) permit a Participant to elect to defer receipt of all or a portion of any Performance-Based Cash Award. To the extent applicable, any deferral under this Section 12.2(d) shall be made in a manner intended to comply with the applicable requirements of Section 409A of the Code.
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ARTICLE XIII

TERMINATION

13.1        Termination. The following rules apply with regard to the Termination of the Participant’s service.

(a)	Rules Applicable to Stock Options and Stock Appreciation Rights. Unless otherwise determined by the Committee at grant (or, if no rights of the Participant are reduced, thereafter):

(i)          Termination by Reason of Retirement, Death, or Disability. If a Participant’s Termination is by reason of the Participant’s Retirement, death or Disability, all Stock Options or Stock Appreciation Rights that are held by such Participant that are vested and exercisable at the time of the Participant’s Termination may be exercised by the Participant (or, in the case of death, by the legal representative of the Participant’s estate) at any time within a one-year period from the date of such Termination, but in no event beyond the expiration of the stated term of such Stock Options or Stock Appreciation Rights; provided, however, if the Participant dies within such exercise period, all unexercised Stock Options or Stock Appreciation Rights held by such Participant shall thereafter be exercisable, to the extent to which they were exercisable at the time of death, for a period of one year from the date of such death, but in no event beyond the expiration of the stated term of such Stock Options or Stock Appreciation Rights.

(ii)          Involuntary Termination Without Cause. If a Participant’s Termination is by involuntary termination without Cause, all Stock Options or Stock Appreciation Rights that are held by such Participant that are vested and exercisable at the time of the Participant’s Termination may be exercised by the Participant at any time within a period of 90 days from the date of such Termination, but in no event beyond the expiration of the stated term of such Stock Options or Stock Appreciation Rights.

(iii)          Voluntary Termination. If a Participant’s Termination is voluntary (other than a voluntary termination described in Section 13.2(a)(iv)(2) below), all Stock Options or Stock Appreciation Rights that are held by such Participant that are vested and exercisable at the time of the Participant’s Termination may be exercised by the Participant at any time within a period of 30 days from the date of such Termination, but in no event beyond the expiration of the stated terms of such Stock Options or Stock Appreciation Rights.

(iv)          Termination for Cause. If a Participant’s Termination: (1) is for Cause or (2) is a voluntary Termination (as provided in sub-section (iii) above) after the occurrence of an event that would be grounds for a Termination for Cause, all Stock Options or Stock Appreciation Rights, whether vested or not vested, that are held by such Participant shall thereupon terminate and expire as of the date of such Termination.

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(v)          Unvested Stock Options and Stock Appreciation Rights. Stock Options or Stock Appreciation Rights that are not vested as of the date of a Participant’s Termination for any reason shall terminate and expire as of the date of such Termination.

(b)	Rules Applicable to Restricted Stock, Restricted Stock Units, Performance Shares, Other Stock-Based Awards and Performance-Based Cash Awards. Unless otherwise determined by the Committee at grant or thereafter, and except as otherwise provided in Article XIV, upon a Participant’s Termination for any reason: (i) during the relevant Restriction Period, all Restricted Stock still subject to restriction shall be forfeited; and (ii) any unvested Restricted Stock Units, Performance Shares, Other Stock-Based Awards or Performance-Based Cash Awards shall be forfeited.

ARTICLE XIV

CHANGE IN CONTROL

14.1        Treatment of Awards. Notwithstanding any other provision of the Plan to the contrary, in the event of a Change in Control:

(a)	If and to the extent that a successor to the Company converts, assumes, substitutes or replaces an Award, the vesting restrictions and/or forfeiture provisions applicable to such Award shall not be accelerated or lapse, and all such vesting restrictions and/or forfeiture provisions shall continue with respect to any shares of the successor or other consideration that may be received with respect to such Award; provided, however, that if the Participant’s employment or other service is terminated, other than for Cause, within 12 months coincident with or immediately following such Change in Control, any unvested Awards shall become fully vested and exercisable upon such termination of employment or other service.
(b)	If and to the extent that such Awards are not converted, assumed, substituted for or replaced by a successor to the Company, Participants will receive an amount equal to the consideration per share of Common Stock in such Change in Control (or, in the case of an Appreciation Award, the consideration per share of Common Stock minus the exercise price or base price of such Award).

14.2        Assumption. For the purposes of this Article XIV, an Award shall be considered converted, assumed, substituted for or replaced by a successor if following the Change in Control the option or right confers the right to purchase or receive, for each share of Common Stock subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash or other securities or property) received in the Change in Control by holders of Common Stock for each share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the Change in Control is not solely common stock of the successor, the Committee may, with the consent of the successor, provide for the consideration to be received pursuant to the Award, for each share of Common Stock subject thereto, to be solely common stock of the successor substantially equal in fair market value to the per share consideration received by holders of Common Stock in the Change in Control. The determination of such substantial equality of value of consideration shall be made by the Committee, and its determination shall be conclusive and binding.

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14.3        Change in Control. Unless otherwise determined by the Committee in the applicable Award agreement (or other written agreement approved by the Committee including, without limitation, an employment agreement), a “Change in Control” shall be deemed to occur following any transaction if: (a) any “person” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under any employee benefit plan of the Company, or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Common Stock of the Company), becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 50% or more of the combined voting power of the then outstanding securities of the Company (or its successor corporation); provided, however, that a merger or consolidation effected solely to implement a recapitalization of the Company shall not constitute a Change in Control of the Company; or (b) the stockholders of the Company approve a plan of complete liquidation of the Company; provided, that this subsection (b) shall not constitute a Change in Control with respect to the amount of any payment pursuant to an Award under this Plan, or any portion thereof, that is triggered upon a Change in Control and that is intended to constitute “non-qualified deferred compensation” pursuant to Section 409A of the Code; or (c) the consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets other than (i) the sale or disposition of all or substantially all of the assets of the Company to a person or persons who beneficially own, directly or indirectly, at least 50% or more of the combined voting power of the outstanding voting securities of the Company at the time of the sale or (ii) pursuant to a spinoff-type transaction, directly or indirectly, of such assets to the stockholders of the Company (as further addressed by Section 4.2(b)).

ARTICLE XV

TERMINATION OR AMENDMENT OF PLAN

15.1        Termination or Amendment. Notwithstanding any other provision of this Plan, the Board or the Committee may at any time, and from time to time, amend, in whole or in part, any or all of the provisions of this Plan, or suspend or terminate it entirely, retroactively or otherwise; provided, however, that, unless otherwise required by law or specifically provided herein, the rights of a Participant with respect to Awards granted prior to such amendment, suspension or termination, may not be impaired without the consent of such Participant and, provided further, that without the approval of the stockholders of the Company in accordance with the laws of the State of Delaware, to the extent required by the applicable provisions of Rule 16b-3, pursuant to the requirements of Nasdaq Rule 5635(c) or such other applicable stock exchange rule, or, to the extent applicable to Incentive Stock Options under Section 422 of the Code, no amendment may be made which would:

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(a)	increase the aggregate number of shares of Common Stock that may be issued under this Plan pursuant to Section 4.1 (except by operation of Section 4.2);
(b)	increase the maximum individual Participant limitations for a fiscal year under Section 4.1(b) (except by operation of Section 4.2);
(c)	change the classification of Eligible Employees or Consultants eligible to receive Awards under this Plan;
(d)	decrease the minimum option price of any Stock Option or Stock Appreciation Right;
(e)	extend the maximum option period under Section 6.3;
(f)	other than adjustments or substitutions in accordance with Section 4.2, amend the terms of outstanding Awards to reduce the exercise price or base amount of outstanding Stock Options or Stock Appreciation Rights or to cancel outstanding Stock Options or Stock Appreciation Rights in exchange for cash, other Awards or Stock Options or Stock Appreciation Rights with an exercise price or base amount that is less than the exercise price or base amount of the original Stock Options or Stock Appreciation Rights;
(g)	award any Stock Option or Stock Appreciation Right in replacement of a canceled Stock Option or Stock Appreciation Right with a higher exercise price, except in accordance with Section 6.3(g); or
(h)	require stockholder approval in order for this Plan to continue to comply with the applicable provisions of Section 422 of the Code.

The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to Article IV above or as otherwise specifically provided herein, no such amendment or other action by the Committee shall impair the rights of any holder without the holder’s consent.

ARTICLE XVI

UNFUNDED PLAN

16.1        Unfunded Status of Plan. This Plan is an “unfunded” plan for incentive and deferred compensation. With respect to any payments as to which a Participant has a fixed and vested interest but which are not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general unsecured creditor of the Company.

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ARTICLE XVII

GENERAL PROVISIONS

17.1        Legend. The Committee may require each person receiving shares of Common Stock pursuant to a Stock Option or other Award under the Plan to represent to and agree with the Company in writing that the Participant is acquiring the shares without a view to distribution thereof. In addition to any legend required by this Plan, the certificates for such shares may include any legend that the Committee, in its sole discretion, deems appropriate to reflect any restrictions on Transfer.

All certificates for shares of Common Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may, in its sole discretion, deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, The Nasdaq Stock Market or any other national securities exchange system upon whose system the Common Stock is then quoted, any applicable federal or state securities law, and any applicable corporate law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

17.2        Other Plans. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

17.3        No Right to Employment/Directorship/Consultancy. Neither this Plan nor the grant of any Option or other Award hereunder shall give any Participant or other employee, Consultant or Non-Employee Director any right with respect to continuance of employment, consultancy or directorship by the Company or any Affiliate, nor shall they be a limitation in any way on the right of the Company or any Affiliate by which an employee is employed or a Consultant or Non-Employee Director is retained to terminate his or her employment, consultancy or directorship at any time.

17.4        Tax Withholding. The Company shall have the right to deduct from any payment to be made pursuant to this Plan, or to otherwise require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash hereunder, payment by the Participant of, any federal, state or local taxes required by law to be withheld. Upon the vesting of Restricted Stock (or other Award that is taxable upon vesting), or upon making an election under Section 83(b) of the Code, a Participant shall pay all required withholding to the Company. Any statutorily required withholding obligation with regard to any Participant may be satisfied, subject to the advance consent of the Committee, by reducing the number of shares of Common Stock otherwise deliverable or by delivering shares of Common Stock already owned. Any fraction of a share of Common Stock required to satisfy such tax obligations shall be disregarded and the amount due shall be paid instead in cash by the Participant.

17.5        No Assignment of Benefits. No Award or other benefit payable under this Plan shall, except as otherwise specifically provided by law or permitted by the Committee, be Transferable in any manner, and any attempt to Transfer any such benefit shall be void, and any such benefit shall not in any manner be liable for or subject to the debts, contracts, liabilities, engagements or torts of any person who shall be entitled to such benefit, nor shall it be subject to attachment or legal process for or against such person.

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17.6        Listing and Other Conditions.

(a)	Unless otherwise determined by the Committee, as long as the Common Stock is listed on a national securities exchange or quoted in the over-the-counter market, the issuance of any shares of Common Stock pursuant to an Award shall be conditioned upon such shares being listed on such exchange or quoted in such market. The Company shall have no obligation to issue such shares unless and until such shares are so listed or quoted, and the right to exercise any Option or other Award with respect to such shares shall be suspended until such listing has been effected.
(b)	If at any time counsel to the Company shall be of the opinion that any sale or delivery of shares of Common Stock pursuant to an Option or other Award is or may in the circumstances be unlawful or result in the imposition of excise taxes on the Company under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act or otherwise, with respect to shares of Common Stock or Awards, and the right to exercise any Option or other Award shall be suspended until, in the opinion of said counsel, such sale or delivery shall be lawful or will not result in the imposition of excise taxes on the Company.
(c)	Upon termination of any period of suspension under this Section 17.6, any Award affected by such suspension which shall not then have expired or terminated shall be reinstated as to all shares available before such suspension and as to shares which would otherwise have become available during the period of such suspension, but no such suspension shall extend the term of any Award.
(d)	A Participant shall be required to supply the Company with any certificates, representations and information that the Company requests and otherwise cooperate with the Company in obtaining any listing, registration, qualification, exemption, consent or approval the Company deems necessary or appropriate.

17.7        Governing Law. This Plan and actions taken in connection herewith shall be governed and construed in accordance with the laws of the State of Delaware (regardless of the law that might otherwise govern under applicable Delaware principles of conflict of laws).

17.8        Construction. Wherever any words are used in this Plan in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply.

34

17.9        Other Benefits. No Award granted or paid out under this Plan shall be deemed compensation for purposes of computing benefits under any retirement plan of the Company or its Affiliates nor affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation.

17.10      Costs. The Company shall bear all expenses associated with administering this Plan, including expenses of issuing Common Stock pursuant to any Awards hereunder.

17.11      No Right to Same Benefits. The provisions of Awards need not be the same with respect to each Participant, and such Awards to individual Participants need not be the same in subsequent years.

17.12      Death/Disability. The Committee may in its sole discretion require the transferee of a Participant to supply it with written notice of the Participant’s death or Disability and to supply it with a copy of the will (in the case of the Participant’s death) or such other evidence as the Committee deems necessary to establish the validity of the transfer of an Award. The Committee may, in its discretion, also require the agreement of the transferee to be bound by all of the terms and conditions of the Plan.

17.13      Section 16(b) of the Exchange Act. All elections and transactions under this Plan by persons subject to Section 16 of the Exchange Act involving shares of Common Stock are intended to comply with any applicable exemptive condition under Rule 16b-3. The Committee may, in its sole discretion, establish and adopt written administrative guidelines, designed to facilitate compliance with Section 16(b) of the Exchange Act, as it may deem necessary or proper for the administration and operation of this Plan and the transaction of business thereunder.

17.14      Section 409A of the Code. The Company does not guarantee the particular tax treatment of an Award granted under this Plan. Awards made under this Plan are intended to comply with, or be exempt from, the applicable requirements of Section 409A of the Code and this Plan, and any Award agreement hereunder shall be limited, construed and interpreted in accordance with such intent. In no event whatsoever shall the Company or any of its Affiliates be liable for any additional tax, interest or penalties that may be imposed on a Participant by Section 409A of the Code or any damages for failing to comply with Section 409A of the Code.

17.15      Successor and Assigns. The Plan shall be binding on all successors and permitted assigns of a Participant, including, without limitation, the estate of such Participant and the executor, administrator or trustee of such estate.

17.16      Severability of Provisions. If any provision of the Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and the Plan shall be construed and enforced as if such provisions had not been included.

17.17      Payments to Minors, Etc. Any benefit payable to or for the benefit of a minor, an incompetent person or other person incapable of receipt thereof shall be deemed paid when paid to such person’s guardian or to the party providing or reasonably appearing to provide for the care of such person, and such payment shall fully discharge the Committee, the Board, the Company, its Affiliates and their employees, agents and representatives with respect thereto.

35

17.18      Headings and Captions. The headings and captions herein are provided for reference and convenience only, shall not be considered part of the Plan, and shall not be employed in the construction of the Plan.

17.19      Effect of Prior Plan. All awards under the Prior Plan shall remain subject to the terms of the Prior Plan and any agreement under which such Award was granted; provided, however, that no award under the Prior Plan that was limited by the application of Section 162(m) shall be subject to the application of negative discretion after December 31, 2018.

ARTICLE XVIII

EFFECTIVE DATE OF PLAN

The Plan is was adopted by the Board on February 25, 2019, and approved by the stockholders of the Company on __________________. The Effective Date is the date on which the Board adopted the Plan, subject to stockholder approval within 12 months following the date on which the Board approved the Plan.

ARTICLE XIX

TERM OF PLAN

No Award shall be granted pursuant to this Plan on or after the tenth anniversary of initial Board approval, as further set forth in Article XVIII, but Awards granted before that date may extend beyond that date.

ARTICLE XX

NAME OF PLAN

This Plan shall be known as “The Steven Madden, Ltd. 2019 Incentive Compensation Plan.”

36

EXHIBIT A

PERFORMANCE GOALS

1.	Performance goals established for purposes of the grant or vesting of Awards shall be based on the attainment of certain target levels of, or a specified increase or decrease (as applicable) in one or more of the following performance goals (“Performance Goals”):
(a)	earnings per share;
(b)	operating income;
(c)	net income;
(d)	cash flow;
(e)	gross profit;
(f)	gross profit return on investment;
(g)	gross margin return on investment;
(h)	gross margin;
(i)	working capital;
(j)	earnings before interest and taxes;
(k)	earnings before interest, tax, depreciation and amortization;
(l)	return on equity;
(m)	return on assets;
(n)	return on capital;
(o)	revenue growth;
(p)	total shareholder return;
(q)	economic value added;
(r)	specified objectives with regard to limiting the level of increase in all or a portion of the Company’s bank debt or other long-term or short-term public or private debt or other similar financial obligations of the Company, which may be calculated net of cash balances and/or other offsets and adjustments as may be established by the Committee in its sole discretion;
(s)	the Fair Market Value of the shares of the Company’s Common Stock;
A-1

(t)	the growth in the value of an investment in the Company’s Common Stock assuming the reinvestment of dividends;
(u)	reduction in expenses;
(v)	customer satisfaction;
(w)	customer loyalty;
(x)	style indexes;
(y)	number of new patents;
(z)	employee retention;
(aa)	market share;
(bb)	market segment share;
(cc)	product release schedules;
(dd)	new product innovation;
(ee)	new product introduction;
(ff)	product cost reduction through advanced technology;
(gg)	brand recognition and/or acceptance;
(hh)	ship targets; or
(ii)	such other goals as the Committee may determine.
2.	The Committee may, in its sole discretion, also exclude, or adjust to reflect, the impact of an event or occurrence which the Committee determines should be appropriately excluded or adjusted, including:
(a)	restructurings, discontinued operations, extraordinary items or events, and other unusual or non-recurring charges as described in Accounting Standards Codification (ASC) 225 and/or ASC 360 and/or management’s discussion and analysis of financial condition and results of operations appearing or incorporated by reference in the Company’s Form 10-K for the applicable year;
(b)	an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management; or
(c)	a change in tax law or accounting standards required by GAAP.
A-2

3.	Performance goals may also be based upon individual Participant performance goals, as determined by the Committee, in its sole discretion.
4.	In addition, such Performance Goals may be based upon the attainment of specified levels of Company (or subsidiary, division, other operational unit or administrative department of the Company) performance under one or more of the measures described above relative to the performance of other corporations. The Committee may:
(a)	designate additional business criteria on which the performance goals may be based; or
(b)	adjust, modify or amend the aforementioned business criteria.
A-3

PRELIMINARY COPY – SUBJECT TO COMPLETION

STEVEN MADDEN, LTD. ATTN: ARVIND DHARIA 52-16 BARNETT AVENUE LONG ISLAND CITY, NY 11104

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 05/23/2019. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
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Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 05/23/2019. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR the following:
		☐	☐	☐
1.	Election of Directors

Nominees

01	Edward R. Rosenfeld	02	Mitchell S. Klipper	03	Rose Peabody Lynch	04	Peter Migliorini	05	Richard P. Randall
06	Ravi Sachdev	07	Thomas H. Schwartz	08	Robert Smith	09	Amelia Newton Varela

The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5.		For	Against	Abstain	The Board of Directors recommends you vote AGAINST Proposal 6.		For	Against	Abstain

2.	TO APPROVE AN AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO INCREASE THE TOTAL NUMBER OF AUTHORIZED SHARES OF THE COMPANY’S COMMON STOCK, $0.0001 PAR VALUE, FROM 135,000,000 SHARES TO 245,000,000 SHARES.	☐	☐	☐	6.	A STOCKHOLDER PROPOSAL REGARDING A HUMAN RIGHTS RISK ASSESSMENT REPORT.	☐	☐	☐

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly be presented at the meeting or any adjournments or postponements thereof.

3.	TO APPROVE THE COMPANY’S 2019 INCENTIVE COMPENSATION PLAN.	☐	☐	☐

4.	TO RATIFY THE APPOINTMENT OF EISNERAMPER LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2019.	☐	☐	☐

5.	TO APPROVE, BY NON-BINDING ADVISORY VOTE, THE EXECUTIVE COMPENSATION DESCRIBED IN THE STEVEN MADDEN, LTD. PROXY STATEMENT.	☐	☐	☐

		Yes	No

Please indicate if you plan to attend this meeting		☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date				Signature (Joint Owners)	Date

0000412249_1        R1.0.1.18

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report with 10-K are available at www.proxyvote.com

STEVEN MADDEN, LTD.
THIS PROXY IS BEING SOLICITED ON BEHALF OF
THE BOARD OF DIRECTORS

PLEASE CLEARLY INDICATE A RESPONSE BY CHECKING ONE OF THE BOXES NEXT TO EACH OF THE PROPOSALS

The undersigned stockholder(s) of Steven Madden, Ltd. (the “Company”) hereby appoint(s) Edward R. Rosenfeld and Arvind Dharia, and each of them, as attorneys and proxies, each with power of substitution and revocation, to represent the undersigned at the Annual Meeting of Stockholders of the Company to be held at the Company’s showroom located at 1370 Avenue of the Americas, 14th Floor, New York, New York at 10:00 a.m., local time, on May 24, 2019 and at any adjournments or postponements thereof, with authority to vote all shares of Common Stock of the Company held or owned by the undersigned on March 29, 2019, in accordance with the directions indicated herein.

THIS PROXY WILL BE VOTED AS SPECIFIED HEREIN; UNLESS OTHERWISE INDICATED, THIS PROXY WILL BE VOTED (1) FOR THE ELECTION OF THE NINE (9) NOMINEES NAMED IN ITEM 1, (2) FOR THE APPROVAL OF AN AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO INCREASE THE TOTAL NUMBER of AUTHORIZED SHARES OF THE COMPANY’S COMMON STOCK, $0.0001 PAR VALUE, FROM 135,000,000 SHARES TO 245,000,000 SHARES, (3) FOR THE APPROVAL OF THE COMPANY’S 2019 INCENTIVE COMPENSATION PLAN, (4) FOR THE RATIFICATION OF THE APPOINTMENT OF EISNERAMPER LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR 2019, (5) FOR THE APPROVAL OF THE EXECUTIVE COMPENSATION DESCRIBED IN THE COMPANY’S PROXY STATEMENT, AND (6) AGAINST A STOCKHOLDER PROPOSAL REGARDING A HUMAN RIGHTS RISK ASSESSMENT REPORT. THIS PROXY WILL BE VOTED IN THE DISCRETION OF THE PROXIES ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING.

Continued and to be signed on reverse side

0000412249_2        R1.0.1.18